EXHIBIT 4.6
DATED AS OF 1 JUNE 2005
PRIDE OF AMERICA SHIP HOLDING, INC.
(as borrower)
NCL CORPORATION LTD.
(as guarantor)
COMMERZBANK AKTIENGESELLSCHAFT
Hamburg Branch
HSBC BANK PLC
(as arrangers)
COMMERZBANK AKTIENGESELLSCHAFT
Bremen Branch
HSBC BANK PLC
KfW
(as lenders)
HSBC BANK PLC
(as agent)
COMMERZBANK AKTIENGESELLSCHAFT
(as Hermes agent)
HSBC BANK PLC
(as trustee)

THIRD SUPPLEMENT TO SECURED LOAN AGREEMENT
dated 4 April 2003 for the equivalent amount in
United States Dollars and/or Euro of up to €258,000,000
pre- and post redelivery finance for one 1,075 cabin luxury cruise vessel identified with no 7671 and working title “Project America”
at the yard of Lloyd Werft Bremerhaven GmbH
(tbn “PRIDE OF AMERICA”)

STEPHENSON HARWOOD
One St Paul’s Churchyard
London EC4M 8SH
Tel: +44 (0)20 7329 4422
Fax: + 44 (0)20 7329 7100
Ref: 1253/41-25887/42-02591/43-03502

THIRD SUPPLEMENTAL AGREEMENT TO THE LOAN AGREEMENT
DATED                     2005
BETWEEN:
(1)	PRIDE OF AMERICA SHIP HOLDING, INC. of Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, United States of America as borrower (sometimes the “Second Merger Party” and sometimes the “Borrower”);

(2)	NCL CORPORATION LTD. of Milner House, 18 Parliament Street, Hamilton HM 12, Bermuda (the “Guarantor”);

(3)	THE SEVERAL BANKS particulars of which are set out in Schedule 1 as arrangers (collectively the “Arrangers” and each individually an “Arranger”);

(4)	THE SEVERAL BANKS particulars of which are set out in Schedule 2 as lenders (collectively the “Lenders” and each individually a “Lender”);

(5)	HSBC BANK PLC of 8 Canada Square, London E14 5HQ as agent (the “Agent”);

(6)	COMMERZBANK AKTIENGESELLSCHAFT of Kaiserplatz, 60311 Frankfurt am Main, Federal Republic of Germany as agent (the “Hermes Agent”); and

(7)	HSBC BANK PLC of 8 Canada Square, London E14 5HQ as trustee (the “Trustee”).
WHEREAS:
(A)	By a loan agreement dated 4 April 2003 as amended and/or restated by a first supplemental agreement thereto dated 20 April 2004 and a second supplemental agreement thereto dated 1 July 2004 (the “Original Loan Agreement”) entered into between (among others) Ship Holding LLC (the “First Merger Party”) as borrower, the Lenders as lenders, the Agent as agent for (among others) the Lenders, the Hermes Agent as agent for (among others) the Lenders and the Trustee as trustee for (among others) the Lenders, the Lenders granted to the First Merger Party a secured loan in the maximum amount of the equivalent in Dollars and/or Euro of two hundred and fifty eight million Euro (€258,000,000) (the “Loan”) to part-finance the completion by the Builder of the Vessel for the Contract Price (as such term is defined in the Original Loan Agreement) on the terms and conditions therein contained. The repayment of the Loan by the First

Merger Party has been secured by (among other things) a guarantee and indemnity dated 23 April 2004 granted by the Guarantor (the “Guarantee”).
(B)	By a letter dated 4 March 2005 from the Guarantor and the First Merger Party to the Agent, the Guarantor and the First Merger Party proposed that the First Merger Party be merged with the Second Merger Party (the “Merger”), a Delaware corporation limited by shares and a wholly owned subsidiary of NCL America Holdings, Inc. (the “Shareholder”), with the Second Merger Party being the surviving entity.
(C)	The Lenders, the Agent and the Hermes Agent consented to the Merger as more particularly described in recital (B) on 19 April 2005 (the “Merger Date”) on the terms of this third supplement to the Original Loan Agreement (this “Deed”). This Deed shall be executed as a deed.
NOW THIS DEED WITNESSES as follows:
1	Definitions and Construction
1.1	In this Deed including the preamble and recitals hereto (unless the context otherwise requires) any term or expression defined in the preamble or the recitals shall have the meaning ascribed to it therein and terms and expressions not defined herein but whose meanings are defined in the Loan Agreement shall have the meanings set out therein. In addition, the following terms and expressions shall have the meanings set out below:

“Effective Date” means the date on which the conditions precedent set out in Clause 3.1 are fulfilled to the satisfaction of the Agent;

“Loan Agreement” means the Original Loan Agreement as amended by this Deed; and

“Security Letter” means the letter dated the date of this Deed between the Borrower and the Agent attaching agreed forms of the Security Documents to be executed pursuant thereto.

1.2	The provisions of Clauses 1.2 and 1.3 of the Loan Agreement shall apply hereto (mutatis mutandis).

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2	Amendment of Original Loan Agreement and Security Documents
2.1	The parties hereto agree that immediately upon and with effect from the Merger the Original Loan Agreement shall be read and construed as if:
2.1.1	all references to the First Merger Party were references to the Second Merger Party;

2.1.2	the definition of “Charge” in clause 1.1 thereof had been deleted and substituted with the following:

““Charge” means the charge over the Shares to be given by the Shareholder as holder (legally and beneficially) of the Shares to the Trustee pursuant to the Charge Option;”;

2.1.3	the definition of “Charge Option” in clause 1.1 thereof had been deleted and substituted with the following:

““Charge Option” means the option to take the Charge to be given by the Shareholder to the Trustee on or before the Effective Date (as such term is defined in the third supplemental deed to this Agreement), such option and the Charge being in the form and on the terms and conditions required by the Agent and the Hermes Agent;”;

2.1.4	the definition of “Member” in clause 1.1 thereof had been deleted and substituted with the following:

““Shareholder” means NCL America Holdings, Inc. of Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, United States of America;”

and all references to the Member were substituted with references to the Shareholder;

2.1.5	the definition of “Membership Interest” in clause 1.1 thereof had been deleted and substituted with the following:

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““Shares” means the one thousand (1,000) authorised and issued shares of common stock in the Borrower legally and beneficially owned by the Shareholder;”;
and all references to the Membership Interest were substituted with references to the Shares;

2.1.6	the definition of “Tranche 9” in clause 1.1 thereof had been deleted and substituted with the following:

““Tranche 9” means the amount of fifty five million Euro (€55,000,000) or the Equivalent Amount thereof to be applied in payment of the redelivery instalment due by the Borrower to the Builder under the Building Contract to be advanced by the Lenders on the Redelivery Date by way of their Contributions thereto;”;

2.1.7	the first sentence of clause 2.2.1 thereof had been deleted and substituted with the following:

“Portion 1 shall finance part of the Contract Price.”;

2.1.8	the heading of clause 9.2.20 thereof had been deleted and substituted with the following:

“Ownership of shares”;

2.1.9	the following clause had been inserted as clause 10.22.12 thereof:
“10.22.12	comply, or procure that the Manager will comply, with Annex VI (Regulations for the Prevention of Air Pollution from Ships) to the International Convention for the Prevention of Pollution from Ships 1973 (as modified in 1978 and 1997) (as the same may be amended from time to time) (“Annex VI”) or any replacement of Annex VI and in particular, without limitation, to:
(a)	procure that the Vessel’s master and crew are familiar with, and that the Vessel complies with, Annex VI;

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(b)	maintain for the Vessel a valid and current international air pollution prevention certificate issued under Annex VI and provide a copy to the Agent; and

(c)	notify the Agent immediately in writing of any actual or threatened withdrawal, suspension, cancellation or modification of the IAPCC;”
and the remaining clauses of clause 10.22 thereof had been renumbered accordingly;

2.1.10	the address of Star in clause 18.2 thereof had been deleted and substituted with the following:

“Star Cruises Terminal, Pulau Indah, PO Box No. 288, 42009 Pelabuhan Klang, Selangor Darul Ehsan, Malaysia (marked for the attention of Mr Gerard Lim)”;

2.1.11	the telephone number “+60 (0)3 2161 3621” in clause 18.3 thereof had been deleted and substituted with the telephone number “+60 3 3884 0213”; and

2.1.12	the following paragraph had been inserted in schedule 4 thereof:
“71	A Certified Copy of a valid international air pollution prevention certificate issued to the Vessel under Annex VI.”.
2.2	Each of the Second Merger Party and the Guarantor hereby confirms to the Lenders, the Agent, the Hermes Agent and the Trustee that with effect from the Merger Date:
2.2.1	all references to the Original Loan Agreement in the Security Documents to which it is a party shall be construed as references to the Original Loan Agreement as amended by this Deed and all terms used in such Security Documents whose meanings are defined by reference to the Original Loan Agreement shall be defined by reference to the Original Loan Agreement as so amended;

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2.2.2	the Security Documents to which it is a party (by virtue of the Merger in the case of the Second Merger Party) shall apply to, and extend to secure, the whole of the Outstanding Indebtedness as defined in clause 1.1 of the Original Loan Agreement as amended by this Deed;

2.2.3	its obligations under the Security Documents to which it is a party (by virtue of the Merger in the case of the Second Merger Party) shall not be discharged, impaired or otherwise affected by reason of the Merger, the release of the Shareholder from the Charge Option (as defined in the Original Loan Agreement) or the execution of this Deed or of any of the documents or transactions contemplated hereby; and

2.2.4	its obligations under the Security Documents to which it is a party (by virtue of the Merger in the case of the Second Merger Party) shall remain in full force and effect as security for the obligations of the Second Merger Party as the Borrower under the Original Loan Agreement and the other Security Documents as amended by this Deed.
2.3	Except as expressly amended hereby or pursuant hereto the Original Loan Agreement and the Security Documents shall remain in full force and effect and nothing herein contained shall relieve the Second Merger Party as the Borrower or any other Obligor from any of its respective obligations under any such documents.
3	Conditions Precedent
3.1	The release of the Shareholder from its obligations under the Charge Option (as defined in the Original Loan Agreement) is conditional upon and shall not be effective unless and until the Agent has received the following in form and substance satisfactory to it:
3.1.1	on the date of this Deed, a Certified Copy of the instrument pursuant to which the Merger was effected (the “Certificate of Merger”) and a Certified Copy of the Agreement and Plan of Merger referred to in the Certificate of Merger;

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3.1.2	on the date of this Deed, one (1) counterpart duly executed by the Second Merger Party and the Guarantor (in the case of this Deed) and the Second Merger Party (in respect of the Security Letter) of:
(a)	this Deed; and

(b)	the Security Letter;
3.1.3	on the date of this Deed, a Certified Copy of the third supplemental agreement to the Commercial Loan Agreement (as defined in the Original Loan Agreement) duly executed by the Second Merger Party and the Guarantor (the amendments to be made to the Commercial Loan Agreement (as defined in the Original Loan Agreement) pursuant to the third supplemental agreement shall be the same, mutatis mutandis, as the amendments to be made to the Original Loan Agreement pursuant to this Deed);

3.1.4	one (1) counterpart of the Charge Option duly executed by the Shareholder;

3.1.5	a written confirmation from the Builder evidencing its due consent to the Merger;

3.1.6	evidence of the due execution and registration in the Shipbuilding Register in Bremerhaven of the original Certificate of Merger and any other document necessary to reflect the Merger as it relates to the registration of the Vessel and the First Pre-Redelivery Mortgage and the Second Pre-Redelivery Mortgage;

3.1.7	evidence that all necessary changes have been made to the Insurances to reflect the Merger;

3.1.8	a written confirmation from the Borrower that from the date of this Deed all consents and waivers which are required under the Loan Agreement or any of the other Security Documents in connection with the Merger have been given in accordance with the terms of the Loan Agreement or the relevant Security Document;

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3.1.9	a written confirmation from the Process Agent that it will act for the Second Merger Party and the Guarantor as agent for service of process in England in respect of this Deed and for the Shareholder in respect of the Charge;

3.1.10	the following corporate documents in respect of each of the Second Merger Party, the Guarantor and the Shareholder (together the “Relevant Parties”):
(a)	Certified Copies of any consents required from any ministry, governmental, financial or other authority for the execution of and performance by the respective Relevant Party of its obligations under this Deed and each of the other Security Documents to which it will become a party or if no such consents are required a certificate from a duly appointed officer of the Relevant Party to this effect confirming that no such consents are required;

(b)	notarially attested secretary’s certificate of each of the Relevant Parties:
(i)	attaching a copy of its Certificate of Incorporation and Memorandum of Association and Bye-Laws (or equivalent constitutional documents) evidencing power to enter into the transactions contemplated in this Deed and in the other Security Documents to which it will become a party pursuant hereto;

(ii)	giving the names of its present officers and directors;

(iii)	setting out specimen signatures of such officers and directors as are authorised by the Relevant Party to sign documents or otherwise undertake the performance of that Relevant Party’s obligations under this Deed and the Security Documents or other documents contemplated hereby to which it will become a party;

(iv)	giving the legal owner of its shares and the number of such shares held;

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(v)	attaching copies of resolutions passed at duly convened meetings of the directors and, if required by the Agent, the shareholders or members of each of the Relevant Parties authorising (as applicable) the execution of this Deed and any documents contemplated in this Deed and such of the other Security Documents to which it will become a party and the issue of any power of attorney to execute the same; and

(vi)	containing a declaration of solvency as at the date of the certificate of the duly appointed officer of the Relevant Party;
3.1.11	the original powers of attorney, if any, issued pursuant to the resolutions referred to above and notarially attested;

3.1.12	filing of the UCC-3 amendments with the Secretary of State of Delaware more particularly described in Clause 4.2.4; and

3.1.13	the issue of such favourable written legal opinions including in respect of Delaware, Bermuda and Germany in such form as the Agent may require relating to all aspects of the transactions contemplated hereby governed by any applicable law,
PROVIDED THAT no Event of Default and no Possible Event of Default has occurred and is continuing on the Effective Date other than that waived by the Agent pursuant to the letters dated 9 March 2004 and 20 April 2004 from the Agent to the Borrower.

3.2	If the Lenders, acting unanimously, decide (or the Agent in accordance with the Agency and Trust Deed decides) to permit the release of the Shareholder from its obligations under the Charge Option (as defined in the Original Loan Agreement) hereby without having received all of the documents or evidence referred to in Clause 3.1, the Borrower will nevertheless deliver the remaining documents or evidence to the Agent within fourteen (14) days of the Effective Date (or such other period as the Agent may stipulate) and the release of the Shareholder as aforesaid shall not be construed as a waiver of the Agent’s right to receive the

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documents or evidence as aforesaid nor shall this provision impose on the Agent or the Lenders any obligation to permit the amendment in the absence of such documents or evidence.
4	Representations and Warranties
4.1	The Second Merger Party represents and warrants to the Lenders and the Trustee that with effect from the Merger Date it succeeded to all the rights and obligations of the First Merger Party including but without limitation all the rights and obligations of the First Merger Party under the Security Documents to which the First Merger Party was a party at the Merger Date.

4.2	Each of the Borrower and the Guarantor represents and warrants to the Lenders and the Trustee that:
4.2.1	it has the power to enter into and perform this Deed and the transactions contemplated hereby and has taken all necessary action to authorise the entry into and performance of this Deed and such transactions;

4.2.2	this Deed constitutes its legal, valid and binding obligations enforceable in accordance with its terms;

4.2.3	its entry into and performance of this Deed and the transactions contemplated hereby do not and will not conflict with:
(a)	any law or regulation or any official or judicial order; or

(b)	its constitutional documents; or

(c)	any agreement or document to which it is a party or which is binding upon it or any of its assets, nor result in the creation or imposition of any Encumbrance on it or its assets pursuant to the provisions of any such agreement or document and in particular but without prejudice to the foregoing the entry into and performance of this Deed and the transactions contemplated hereby will not render invalid, void or voidable any security granted by it to the Trustee;

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4.2.4	except for the filing of UCC-3 amendments with the Secretary of State of Delaware evidencing the Merger and the assumption by the Second Merger Party of the obligations of the First Merger Party under the Security Documents to which it was a party as the borrower of the Loan, all authorisations, approvals, consents, licences, exemptions, filings, registrations, notarisations and other matters, official or otherwise, required in connection with the entry into, performance, validity and enforceability of this Deed and each of the other documents contemplated hereby and the transactions contemplated thereby have been obtained or effected and are in full force and effect;

4.2.5	all information furnished by it to the Agent or its agents relating to the business and affairs of an Obligor in connection with this Deed and the other documents contemplated hereby was and remains true and correct in all material respects and there are no other material facts or considerations the omission of which would render any such information misleading;

4.2.6	it has fully disclosed in writing to the Agent all facts relating to its business which it knows or should reasonably know and which might reasonably be expected to influence the Lenders, the Agent, the Hermes Agent and/or the Trustee in deciding whether or not to enter into this Deed.
5	Expenses

The Borrower and the Guarantor jointly and severally undertake to reimburse the Agent on demand on a full indemnity basis for the reasonable charges and expenses (together with value added tax or any similar tax thereon and including without limitation the fees and expenses of legal and other advisers) incurred by the Agent, the Hermes Agent or the Trustee in respect of the negotiation, preparation, printing, execution, registration and enforcement of this Deed and any other documents required in connection with the implementation of this Deed.
6	Further Assurance

Each of the Borrower and the Guarantor will, from time to time on being required to do so by the Agent, do or procure the doing of all such acts and/or execute or procure the

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execution of all such documents in a form satisfactory to the Agent and the Hermes Agent as the Agent and the Hermes Agent may reasonably consider necessary for giving full effect to this Deed or any of the documents contemplated hereby or securing to the Trustee the full benefit of the rights, powers and remedies conferred upon the Trustee in any such document. In particular, the Borrower irrevocably and unconditionally affirms that the documents attached to the Security Letter and set out in schedule 1 thereto (the “Agreed Form Security Documents”) as security for its obligations under the Loan Agreement will be duly executed by the Shareholder upon the Agent’s request in that form, together with such additions and amendments thereto as the Agent and the Hermes Agent may reasonably consider necessary for giving full effect to this Deed and any of the Agreed Form Security Documents or securing to the Trustee, the Agent, the Hermes Agent and/or the Lenders (as the case may be) the full benefit of the rights, powers and remedies conferred upon the Trustee, the Agent, the Hermes Agent and/or the Lenders (as the case may be) in any such Agreed Form Security Document.
7	Counterparts

This Deed may be executed in any number of counterparts and all such counterparts taken together shall be deemed to constitute one and the same agreement.
8	Notices
8.1	Any notice, demand or other communication (unless made by telefax) to be made or delivered to the Borrower or the Guarantor pursuant to this Deed shall (unless the Borrower or the Guarantor has by fifteen (15) days’ written notice to the Agent specified another address) be made or delivered to the Borrower and/or the Guarantor c/o 7665 Corporate Center Drive, Miami, Florida 33126, United States of America (marked for the attention of Mr Lamarr Cooler and the Legal Department (but one (1) copy shall suffice)) with a copy to c/o Star Cruises Limited, Star Cruises Terminal, Pulau Indah, PO Box No. 288, 42009 Pelabuhan Klang, Selangor Darul Ehsan, Malaysia (marked for the attention of Mr Gerard Lim). Any notice, demand or other communication to be made or delivered by the Borrower or the Guarantor pursuant to this Deed shall (unless the Agent has by fifteen (15) days’ written notice to the Borrower and the Guarantor specified another address) be made or delivered to the Agent at its Office, the details of which are set out in Schedule 2.

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8.2	Any notice, demand or other communication to be made or delivered pursuant to this Deed may be sent by telefax to the relevant telephone numbers (which at the date hereof in respect of the Borrower and the Guarantor is +1 305 436 4140 (marked for the attention of Mr Lamarr Cooler) and +1 305 436 4117 (marked for the attention of the Legal Department) with a copy to +60 3 3884 0213 (marked for the attention of Mr Gerard Lim) and in the case of the Agent, the Hermes Agent, the Trustee or any Lender is as recorded in Schedule 2) specified by it from time to time for the purpose and shall be deemed to have been received when transmission of such telefax communication has been completed. Each such telefax communication, if made to the Agent, the Hermes Agent, the Trustee or any Lender by the Borrower or the Guarantor, shall be signed by the person or persons authorised in writing by the Borrower or the Guarantor (as the case may be) and whose signature appears on the list of specimen signatures contained in the secretary’s certificate required to be delivered by Clause 3 and shall be expressed to be for the attention of the department or officer whose name has been notified for the time being for that purpose by the Agent, the Hermes Agent, the Trustee or any Lender to the Borrower and the Guarantor.

8.3	The provisions of clauses 18.1, 18.4 and 18.5 of the Loan Agreement shall apply to this Deed.
9	Governing Law

This Deed shall be governed by English law.
10	Jurisdiction
10.1	The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Deed (including a dispute regarding the existence, validity or termination of this Agreement) (a “Dispute”). Each party to this Deed agrees that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no party will argue to the contrary.

This Clause 10.1 is for the benefit of the Agent and the Lenders only. As a result, no such party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, any such party may take concurrent proceedings in any number of jurisdictions.

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10.2	Neither the Borrower nor the Guarantor may, without the Agent’s prior written consent, terminate the appointment of the Process Agent; if the Process Agent resigns or its appointment ceases to be effective, the Borrower and/or the Guarantor (as the case may be) shall within fourteen (14) days appoint a company which has premises in London and has been approved by the Agent to act as the Borrower’s and/or the Guarantor’s (as the case may be) process agent with unconditional authority to receive and acknowledge service on behalf of the Borrower and/or the Guarantor of all process or other documents connected with proceedings in the English courts which relate to this Deed.

10.3	For the purpose of securing its obligations under Clause 10.2, each of the Borrower and the Guarantor irrevocably agrees that, if it for any reason fails to appoint a process agent within the period specified in Clause 10.2, the Agent may appoint any person (including a company controlled by or associated with the Agent or any Lender) to act as the Borrower’s or the Guarantor’s (as the case may be) process agent in England with the unconditional authority described in Clause 10.2.

10.4	No neglect or default by a process agent appointed or designated under this Clause (including a failure by it to notify the Borrower or the Guarantor (as the case may be) of the service of any process or to forward any process to the Borrower or the Guarantor (as the case may be)) shall invalidate any proceedings or judgment.

10.5	Each of the Borrower and the Guarantor appoints in the case of the courts of England the Process Agent to receive, for and on its behalf service of process in England of any legal proceedings with respect to this Deed.

10.6	A judgment relating to this Deed which is given or would be enforced by an English court shall be conclusive and binding on the Borrower and/or the Guarantor (as the case may be) and may be enforced without review in any other jurisdiction.

10.7	Nothing in this Clause shall exclude or limit any right which the Agent or a Lender may have (whether under the laws of any country, an international convention or otherwise) with regard to the bringing of proceedings, the service

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of process, the recognition or enforcement of a judgment or any similar or related matter in any jurisdiction.
10.8	In this Clause “judgment” includes order, injunction, declaration and any other decision or relief made or granted by a court.
IN WITNESS whereof the parties hereto have caused this Deed to be duly executed as a deed on the day first written above.

SIGNED SEALED and DELIVERED as a DEED		)
by PAUL ALAN TURNER		)
for and on behalf of		)	P.A. TURNER
PRIDE OF AMERICA SHIP HOLDING, INC.		)
in the presence of:	ALEX TOSTERIN A. TOSTERIN	)

SIGNED SEALED and DELIVERED as a DEED		)
by PAUL ALAN TURNER		)
for and on behalf of		)	P.A. TURNER
NCL CORPORATION LTD.		)
in the presence of:	ALEX TOSTERIN A. TOSTERIN	)

SIGNED SEALED and DELIVERED as a DEED		)
by STEPHAN KUCH & ILONKA SCHEFE		)
for and on behalf of		)	S. KUCH I. SCHEFE
COMMERZBANK AKTIENGESELLSCHAFT		)
Hamburg Branch		)
as an Arranger		)
in the presence of:	CLAAS RINGLEBEN C. RINGLEBEN	)

SIGNED SEALED and DELIVERED as a DEED		)
by C.G. POCOCK		)
for and on behalf of		)	C.G. POCOCK
HSBC BANK PLC		)
as an Arranger		)
in the presence of:	NIGEL GROOM N. GROOM	)

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SIGNED SEALED and DELIVERED as a DEED		)
by STEFAN KUCH & ILONKA SCHEFE		)
for and on behalf of		)	S. KUCH & I. SCHEFE
COMMERZBANK AKTIENGESELLSCHAFT		)
Bremen Branch		)
as a Lender		)
in the presence of:	CLAAS RINGLEBEN C. RINGLEBEN	)

SIGNED SEALED and DELIVERED as a DEED		)
by C.G. POCOCK		)
for and on behalf of		)	C.G. POCOCK
HSBC BANK PLC		)
as a Lender		)
in the presence of:	NIGEL GROOM N. GROOM	)

SIGNED SEALED and DELIVERED as a DEED		)
by W. PFISTERER & C. DOOLEY		)
for and on behalf of		)	W. PFISTERER & C. DOOLEY
KfW		)
as a Lender		)
in the presence of:	BETTINA VILLINJES B. VILLINJES	)

SIGNED SEALED and DELIVERED as a DEED		)
by C.G. POCOCK		)	C.G. POCOCK
for and on behalf of		)
HSBC BANK PLC		)
as the Agent		)
in the presence of:	NIGEL GROOM N. GROOM	)

SIGNED SEALED and DELIVERED as a DEED		)
by		)
for and on behalf of		)
COMMERZBANK AKTIENGESELLSCHAFT		)	S. KUCH & I. SCHEFE
as the Hermes Agent		)
in the presence of:		)

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SIGNED SEALED and DELIVERED as a DEED		)
by C.G. POCOCK		)
for and on behalf of		)	C.G. POCOCK
HSBC BANK PLC		)
as the Trustee		)
in the presence of:	NIGEL GROOM N. GROOM	)

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Schedule 1
Particulars of Arrangers
COMMERZBANK AKTIENGESELLSCHAFT
Global Shipping
Hamburg Branch
Ness 7-9
20457 Hamburg
Federal Republic of Germany
Attn: Mr Stefan Kuch/Mr Christian Renke
Email: shipfinance@commerzbank.com
HSBC BANK PLC
Project and Export Finance
8 Canada Square
London E14 5HQ
Attn: Mr Alan Marshall
Email: alan.p.marshall@hsbcib.com

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Schedule 2
Particulars of Agent, Hermes Agent, Trustee and Lenders
Name and Address
Agent
HSBC BANK PLC
Project and Export Finance
8 Canada Square
London E14 5HQ
Fax: +44 (0)20 7992 4428
Attn: Mr Alan Marshall
Email: alan.p.marshall@hsbcib.com
Hermes Agent
COMMERZBANK
AKTIENGESELLSCHAFT
Corporate Banking
Corporate Finance & Portfolio Management
Structured Export and Trade Finance
Kaiserplatz
60261 Frankfurt am Main
Federal Republic of Germany
Fax: +49 69 1362 3742
Attn: Mr Klaus-Dieter Schmedding
Email: exportfinance@commerzbank.com
Trustee
HSBC BANK PLC
Project and Export Finance
8 Canada Square
London E14 5HQ
Fax: +44 (0)20 7992 4428
Attn: Mr Alan Marshall
Email:alan.p.marshall@hsbcib.com

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Name and address	Contribution
in € or USD equivalent of €

Lenders

COMMERZBANK	90,300,000
AKTIENGESELLSCHAFT
Bremen Branch
Schüsselkorb 5-11
28195 Bremen
Federal Republic of Germany

Fax: +49 421 363 3390
Attn: Mr Siegfried Hoffmann
Email: siegfried.hoffmann@commerzbank.com

HSBC BANK PLC	90,300,000
Project and Export Finance
8 Canada Square
London E14 5HQ

Fax: +44 (0)20 7992 4428
Attn:Mr Alan Marshall
Email: alan.p.marshall@hsbcib.com

KfW	77,400,000
(formerly known as
Kreditanstalt für Wiederaufbau)
Palmengartenstrasse 5-9
60325 Frankfurt am Main
Federal Republic of Germany

Fax: +49 69 7431 2944
Attn: Mr Wolfgang Pfisterer
Email: wolfgang.pfisterer@kfw.de

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EXHIBIT 4.6

DATED AS OF 1 JUNE 2005
PRIDE OF AMERICA SHIP HOLDING, INC.
(as borrower)
NCL CORPORATION LTD.
(as guarantor)
COMMERZBANK AKTIENGESELLSCHAFT
Hamburg Branch
HSBC BANK PLC
(as arrangers)
COMMERZBANK AKTIENGESELLSCHAFT
Bremen Branch
HSBC BANK PLC
KfW
(as lenders)
HSBC BANK PLC
(as agent)
COMMERZBANK AKTIENGESELLSCHAFT
(as Hermes agent)
HSBC BANK PLC
(as trustee)

THIRD SUPPLEMENT TO SECURED LOAN AGREEMENT
dated 4 April 2003 for the equivalent amount in
United States Dollars of up to €40,000,000
pre- and post redelivery finance for one 1,075 cabin luxury cruise vessel identified with no 7671 and working title “Project America”
at the yard of Lloyd Werft Bremerhaven GmbH
(tbn “PRIDE OF AMERICA”)

STEPHENSON HARWOOD
One St Paul’s Churchyard
London EC4M 8SH
Tel: +44 (0)20 7329 4422
Fax: + 44 (0)20 7329 7100
Ref: 1253/41-25887/42-02591/43-03502

THIRD SUPPLEMENTAL AGREEMENT TO THE LOAN AGREEMENT
DATED                                          2005
BETWEEN:
(1)	PRIDE OF AMERICA SHIP HOLDING, INC. of Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, United States of America as borrower (sometimes the “Second Merger Party” and sometimes the “Borrower”);
(2)	NCL CORPORATION LTD. of Milner House, 18 Parliament Street, Hamilton HM 12, Bermuda (the “Guarantor”);
(3)	THE SEVERAL BANKS particulars of which are set out in Schedule 1 as arrangers (collectively the “Arrangers” and each individually an “Arranger”);
(4)	THE SEVERAL BANKS particulars of which are set out in Schedule 2 as lenders (collectively the “Lenders” and each individually a “Lender”);
(5)	HSBC BANK PLC of 8 Canada Square, London E14 5HQ as agent (the “Agent”);
(6)	COMMERZBANK AKTIENGESELLSCHAFT of Kaiserplatz, 60311 Frankfurt am Main, Federal Republic of Germany as agent (the “Hermes Agent”); and
(7)	HSBC BANK PLC of 8 Canada Square, London E14 5HQ as trustee (the “Trustee”).
WHEREAS:
(A)	By a loan agreement dated 4 April 2003 as amended and/or restated by a first supplemental agreement thereto dated 20 April 2004 and a second supplemental agreement thereto dated 1 July 2004 (the “Original Loan Agreement”) entered into between (among others) Ship Holding LLC (the “First Merger Party”) as borrower, the Lenders as lenders, the Agent as agent for (among others) the Lenders, the Hermes Agent as agent for (among others) the Lenders and the Trustee as trustee for (among others) the Lenders, the Lenders granted to the First Merger Party a secured loan in the maximum amount of the equivalent in Dollars of forty million Euro (€40,000,000) (the “Loan”) to part-finance the completion by the Builder of the Vessel for the Contract Price (as such term is defined in the Original Loan Agreement) on the terms and conditions therein contained. The repayment of the Loan by the First Merger Party has been secured by

(among other things) a guarantee and indemnity dated 23 April 2004 granted by the Guarantor (the “Guarantee”).
(B)	By a letter dated 4 March 2005 from the Guarantor and the First Merger Party to the Agent, the Guarantor and the First Merger Party proposed that the First Merger Party be merged with the Second Merger Party (the “Merger”), a Delaware corporation limited by shares and a wholly owned subsidiary of NCL America Holdings, Inc. (the “Shareholder”), with the Second Merger Party being the surviving entity.
(C)	The Lenders, the Agent and the Hermes Agent consented to the Merger as more particularly described in recital (B) on 19 April 2005 (the “Merger Date”) on the terms of this third supplement to the Original Loan Agreement (this “Deed”). This Deed shall be executed as a deed.
NOW THIS DEED WITNESSES as follows:
1	Definitions and Construction
1.1	In this Deed including the preamble and recitals hereto (unless the context otherwise requires) any term or expression defined in the preamble or the recitals shall have the meaning ascribed to it therein and terms and expressions not defined herein but whose meanings are defined in the Loan Agreement shall have the meanings set out therein. In addition, the following terms and expressions shall have the meanings set out below:

“Effective Date” means the date on which the conditions precedent set out in Clause 3.1 are fulfilled to the satisfaction of the Agent;

“Loan Agreement” means the Original Loan Agreement as amended by this Deed; and

“Security Letter” means the letter dated the date of this Deed between the Borrower and the Agent attaching agreed forms of the Security Documents to be executed pursuant thereto.
1.2	The provisions of Clauses 1.2 and 1.3 of the Loan Agreement shall apply hereto (mutatis mutandis).

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2	Amendment of Original Loan Agreement and Security Documents
2.1	The parties hereto agree that immediately upon and with effect from the Restatement Date the Original Loan Agreement (prior to its amendment by the second supplemental agreement thereto dated 1 July 2004) shall be read and construed as if the definition of “Hermes Loan” in clause 1.1 thereof had been deleted and substituted with the following:

““Hermes Loan” means the loan in the maximum amount of the equivalent in Dollars and/or Euro of two hundred and fifty eight million Euro (€258,000,000) to be made by the Hermes Loan Lenders to the Borrower pursuant to the Hermes Loan Agreement;”.
2.2	The parties hereto agree that immediately upon and with effect from the Merger the Original Loan Agreement shall be read and construed as if:
2.2.1	all references to the First Merger Party were references to the Second Merger Party;

2.2.2	the definition of “Charge” in clause 1.1 thereof had been deleted and substituted with the following:

““Charge” means the charge over the Shares to be given by the Shareholder as holder (legally and beneficially) of the Shares to the Trustee pursuant to the Charge Option;”;

2.2.3	the definition of “Charge Option” in clause 1.1 thereof had been deleted and substituted with the following:

““Charge Option” means the option to take the Charge to be given by the Shareholder to the Trustee on or before the Effective Date (as such term is defined in the third supplemental deed to this Agreement), such option and the Charge being in the form and on the terms and conditions required by the Agent and the Hermes Agent;”;

2.2.4	the definition of “Member” in clause 1.1 thereof had been deleted and substituted with the following:

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““Shareholder” means NCL America Holdings, Inc. of Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, United States of America;”

and all references to the Member were substituted with references to the Shareholder;
2.2.5	the definition of “Membership Interest” in clause 1.1 thereof had been deleted and substituted with the following:

““Shares” means the one thousand (1,000) authorised and issued shares of common stock in the Borrower legally and beneficially owned by the Shareholder;”;

and all references to the Membership Interest were substituted with references to the Shares;

2.2.6	the heading of clause 9.2.20 thereof had been deleted and substituted with the following:

“Ownership of shares”;

2.2.7	the following clause had been inserted as clause 10.22.12 thereof:
“10.22.12	comply, or procure that the Manager will comply, with Annex VI (Regulations for the Prevention of Air Pollution from Ships) to the International Convention for the Prevention of Pollution from Ships 1973 (as modified in 1978 and 1997) (as the same may be amended from time to time) (“Annex VI”) or any replacement of Annex VI and in particular, without limitation, to:
(a)	procure that the Vessel’s master and crew are familiar with, and that the Vessel complies with, Annex VI;

(b)	maintain for the Vessel a valid and current international air pollution prevention certificate

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issued under Annex VI and provide a copy to the Agent; and

(c)	notify the Agent immediately in writing of any actual or threatened withdrawal, suspension, cancellation or modification of the IAPCC;”
and the remaining clauses of clause 10.22 thereof had been renumbered accordingly;
2.2.8	the address of Star in clause 18.2 thereof had been deleted and substituted with the following:

“Star Cruises Terminal, Pulau Indah, PO Box No. 288, 42009 Pelabuhan Klang, Selangor Darul Ehsan, Malaysia (marked for the attention of Mr Gerard Lim)”;

2.2.9	the telephone number “+60 (0)3 2161 3621” in clause 18.3 thereof had been deleted and substituted with the telephone number “+60 3 3884 0213”; and

2.2.10	the following paragraph had been inserted in schedule 4 thereof:
“56 A Certified Copy of a valid international air pollution prevention certificate issued to the Vessel under Annex VI.”.
2.3	Each of the Second Merger Party and the Guarantor hereby confirms to the Lenders, the Agent, the Hermes Agent and the Trustee that with effect from the Restatement Date or the Merger Date (as the case may be):
2.3.1	all references to the Original Loan Agreement (prior to its amendment by the second supplemental agreement thereto dated 1 July 2004) or the Original Loan Agreement (as the case may be) in the Security Documents to which it is a party shall be construed as references to the Original Loan Agreement (prior to its amendment by the second supplemental agreement thereto dated 1 July 2004) or the Original Loan Agreement (as the case may be) as amended by this Deed and all terms used in such Security Documents whose meanings are defined by reference to the Original Loan Agreement (prior to its amendment by the second supplemental agreement

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thereto dated 1 July 2004) or the Original Loan Agreement (as the case may be) shall be defined by reference to the Original Loan Agreement as so amended;
2.3.2	the Security Documents to which it is a party (by virtue of the Merger in the case of the Second Merger Party) shall apply to, and extend to secure, the whole of the Outstanding Indebtedness as defined in clause 1.1 of the Original Loan Agreement as amended by this Deed;

2.3.3	its obligations under the Security Documents to which it is a party (by virtue of the Merger in the case of the Second Merger Party) shall not be discharged, impaired or otherwise affected by reason of the Merger, the release of the Shareholder from the Charge Option (as defined in the Original Loan Agreement) or the execution of this Deed or of any of the documents or transactions contemplated hereby; and

2.3.4	its obligations under the Security Documents to which it is a party (by virtue of the Merger in the case of the Second Merger Party) shall remain in full force and effect as security for the obligations of the Second Merger Party as the Borrower under the Original Loan Agreement and the other Security Documents as amended by this Deed.
2.4	Except as expressly amended hereby or pursuant hereto the Original Loan Agreement (prior to its amendment by the second supplemental agreement thereto dated 1 July 2004), the Original Loan Agreement and the Security Documents shall remain in full force and effect and nothing herein contained shall relieve the Second Merger Party as the Borrower or any other Obligor from any of its respective obligations under any such documents.
3	Conditions Precedent
3.1	The release of the Shareholder from its obligations under the Charge Option (as defined in the Original Loan Agreement) is conditional upon and shall not be effective unless and until the Agent has received the following in form and substance satisfactory to it:
3.1.1	on the date of this Deed, a Certified Copy of the instrument pursuant to which the Merger was effected (the “Certificate of Merger”) and a

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Certified Copy of the Agreement and Plan of Merger referred to in the Certificate of Merger;
3.1.2	on the date of this Deed, one (1) counterpart duly executed by the Second Merger Party and the Guarantor (in the case of this Deed) and the Second Merger Party (in respect of the Security Letter) of:
(a)	this Deed; and

(b)	the Security Letter;
3.1.3	on the date of this Deed, a Certified Copy of the third supplemental agreement to the Hermes Loan Agreement (as defined in the Original Loan Agreement) duly executed by the Second Merger Party and the Guarantor (the amendments to be made to the Hermes Loan Agreement (as defined in the Original Loan Agreement) pursuant to the third supplemental agreement shall be the same, mutatis mutandis, as the amendments to be made to the Original Loan Agreement pursuant to this Deed);

3.1.4	one (1) counterpart of the Charge Option duly executed by the Shareholder;

3.1.5	a written confirmation from the Builder evidencing its due consent to the Merger;

3.1.6	a written confirmation from the Borrower that from the date of this Deed all consents and waivers which are required under the Loan Agreement or any of the other Security Documents in connection with the Merger have been given in accordance with the terms of the Loan Agreement or the relevant Security Document;

3.1.7	a written confirmation from the Process Agent that it will act for the Second Merger Party and the Guarantor as agent for service of process in England in respect of this Deed and for the Shareholder in respect of the Charge;

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3.1.8	the following corporate documents in respect of each of the Second Merger Party, the Guarantor and the Shareholder (together the “Relevant Parties”):
(a)	Certified Copies of any consents required from any ministry, governmental, financial or other authority for the execution of and performance by the respective Relevant Party of its obligations under this Deed and each of the other Security Documents to which it will become a party or if no such consents are required a certificate from a duly appointed officer of the Relevant Party to this effect confirming that no such consents are required;

(b)	notarially attested secretary’s certificate of each of the Relevant Parties:
(i)	attaching a copy of its Certificate of Incorporation and Memorandum of Association and Bye-Laws (or equivalent constitutional documents) evidencing power to enter into the transactions contemplated in this Deed and in the other Security Documents to which it will become a party pursuant hereto;

(ii)	giving the names of its present officers and directors;

(iii)	setting out specimen signatures of such officers and directors as are authorised by the Relevant Party to sign documents or otherwise undertake the performance of that Relevant Party’s obligations under this Deed and the Security Documents or other documents contemplated hereby to which it will become a party;

(iv)	giving the legal owner of its shares and the number of such shares held;

(v)	attaching copies of resolutions passed at duly convened meetings of the directors and, if required by the Agent, the shareholders or members of each of the Relevant Parties authorising (as applicable) the execution of this Deed and

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any documents contemplated in this Deed and such of the other Security Documents to which it will become a party and the issue of any power of attorney to execute the same; and

(vi)	containing a declaration of solvency as at the date of the certificate of the duly appointed officer of the Relevant Party;
3.1.9	the original powers of attorney, if any, issued pursuant to the resolutions referred to above and notarially attested;

3.1.10	filing of the UCC-3 amendments with the Secretary of State of Delaware more particularly described in Clause 4.2.4; and

3.1.11	the issue of such favourable written legal opinions including in respect of Delaware, Bermuda and Germany in such form as the Agent may require relating to all aspects of the transactions contemplated hereby governed by any applicable law,
PROVIDED THAT no Event of Default and no Possible Event of Default has occurred and is continuing on the Effective Date.
3.2	If the Lenders, acting unanimously, decide (or the Agent in accordance with the Agency and Trust Deed decides) to permit the release of the Shareholder from its obligations under the Charge Option (as defined in the Original Loan Agreement) hereby without having received all of the documents or evidence referred to in Clause 3.1, the Borrower will nevertheless deliver the remaining documents or evidence to the Agent within fourteen (14) days of the Effective Date (or such other period as the Agent may stipulate) and the release of the Shareholder as aforesaid shall not be construed as a waiver of the Agent’s right to receive the documents or evidence as aforesaid nor shall this provision impose on the Agent or the Lenders any obligation to permit the amendment in the absence of such documents or evidence.

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4	Representations and Warranties
4.1	The Second Merger Party represents and warrants to the Lenders and the Trustee that with effect from the Merger Date it succeeded to all the rights and obligations of the First Merger Party including but without limitation all the rights and obligations of the First Merger Party under the Security Documents to which the First Merger Party was a party at the Merger Date.

4.2	Each of the Borrower and the Guarantor represents and warrants to the Lenders and the Trustee that:
4.2.1	it has the power to enter into and perform this Deed and the transactions contemplated hereby and has taken all necessary action to authorise the entry into and performance of this Deed and such transactions;

4.2.2	this Deed constitutes its legal, valid and binding obligations enforceable in accordance with its terms;

4.2.3	its entry into and performance of this Deed and the transactions contemplated hereby do not and will not conflict with:
(a)	any law or regulation or any official or judicial order; or

(b)	its constitutional documents; or

(c)	any agreement or document to which it is a party or which is binding upon it or any of its assets, nor result in the creation or imposition of any Encumbrance on it or its assets pursuant to the provisions of any such agreement or document and in particular but without prejudice to the foregoing the entry into and performance of this Deed and the transactions contemplated hereby will not render invalid, void or voidable any security granted by it to the Trustee;
4.2.4	except for the filing of UCC-3 amendments with the Secretary of State of Delaware evidencing the Merger and the assumption by the Second Merger Party of the obligations of the First Merger Party under the Security Documents to which it was a party as the borrower of the Loan,

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all authorisations, approvals, consents, licences, exemptions, filings, registrations, notarisations and other matters, official or otherwise, required in connection with the entry into, performance, validity and enforceability of this Deed and each of the other documents contemplated hereby and the transactions contemplated thereby have been obtained or effected and are in full force and effect;
4.2.5	all information furnished by it to the Agent or its agents relating to the business and affairs of an Obligor in connection with this Deed and the other documents contemplated hereby was and remains true and correct in all material respects and there are no other material facts or considerations the omission of which would render any such information misleading;

4.2.6	it has fully disclosed in writing to the Agent all facts relating to its business which it knows or should reasonably know and which might reasonably be expected to influence the Lenders, the Agent, the Hermes Agent and/or the Trustee in deciding whether or not to enter into this Deed.
5	Expenses
The Borrower and the Guarantor jointly and severally undertake to reimburse the Agent on demand on a full indemnity basis for the reasonable charges and expenses (together with value added tax or any similar tax thereon and including without limitation the fees and expenses of legal and other advisers) incurred by the Agent, the Hermes Agent or the Trustee in respect of the negotiation, preparation, printing, execution, registration and enforcement of this Deed and any other documents required in connection with the implementation of this Deed.
6	Further Assurance
Each of the Borrower and the Guarantor will, from time to time on being required to do so by the Agent, do or procure the doing of all such acts and/or execute or procure the execution of all such documents in a form satisfactory to the Agent and the Hermes Agent as the Agent and the Hermes Agent may reasonably consider necessary for giving full effect to this Deed or any of the documents contemplated hereby or securing to the Trustee the full benefit of the rights, powers and remedies conferred upon the Trustee in

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any such document. In particular, the Borrower irrevocably and unconditionally affirms that the documents attached to the Security Letter and set out in schedule 1 thereto (the “Agreed Form Security Documents”) as security for its obligations under the Loan Agreement will be duly executed by the Shareholder upon the Agent’s request in that form, together with such additions and amendments thereto as the Agent and the Hermes Agent may reasonably consider necessary for giving full effect to this Deed and any of the Agreed Form Security Documents or securing to the Trustee, the Agent, the Hermes Agent and/or the Lenders (as the case may be) the full benefit of the rights, powers and remedies conferred upon the Trustee, the Agent, the Hermes Agent and/or the Lenders (as the case may be) in any such Agreed Form Security Document.
7	Counterparts
This Deed may be executed in any number of counterparts and all such counterparts taken together shall be deemed to constitute one and the same agreement.
8	Notices
8.1	Any notice, demand or other communication (unless made by telefax) to be made or delivered to the Borrower or the Guarantor pursuant to this Deed shall (unless the Borrower or the Guarantor has by fifteen (15) days’ written notice to the Agent specified another address) be made or delivered to the Borrower and/or the Guarantor c/o 7665 Corporate Center Drive, Miami, Florida 33126, United States of America (marked for the attention of Mr Lamarr Cooler and the Legal Department (but one (1) copy shall suffice)) with a copy to c/o Star Cruises Limited, Star Cruises Terminal, Pulau Indah, PO Box No. 288, 42009 Pelabuhan Klang, Selangor Darul Ehsan, Malaysia (marked for the attention of Mr Gerard Lim). Any notice, demand or other communication to be made or delivered by the Borrower or the Guarantor pursuant to this Deed shall (unless the Agent has by fifteen (15) days’ written notice to the Borrower and the Guarantor specified another address) be made or delivered to the Agent at its Office, the details of which are set out in Schedule 2.

8.2	Any notice, demand or other communication to be made or delivered pursuant to this Deed may be sent by telefax to the relevant telephone numbers (which at the date hereof in respect of the Borrower and the Guarantor is +1 305 436 4140 (marked for the attention of Mr Lamarr Cooler) and +1 305 436 4117 (marked for

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the attention of the Legal Department) with a copy to +60 3 3884 0213 (marked for the attention of Mr Gerard Lim) and in the case of the Agent, the Hermes Agent, the Trustee or any Lender is as recorded in Schedule 2) specified by it from time to time for the purpose and shall be deemed to have been received when transmission of such telefax communication has been completed. Each such telefax communication, if made to the Agent, the Hermes Agent, the Trustee or any Lender by the Borrower or the Guarantor, shall be signed by the person or persons authorised in writing by the Borrower or the Guarantor (as the case may be) and whose signature appears on the list of specimen signatures contained in the secretary’s certificate required to be delivered by Clause 3 and shall be expressed to be for the attention of the department or officer whose name has been notified for the time being for that purpose by the Agent, the Hermes Agent, the Trustee or any Lender to the Borrower and the Guarantor.
8.3	The provisions of clauses 18.1, 18.4 and 18.5 of the Loan Agreement shall apply to this Deed.
9	Governing Law
This Deed shall be governed by English law.
10	Jurisdiction
10.1	The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Deed (including a dispute regarding the existence, validity or termination of this Agreement) (a “Dispute”). Each party to this Deed agrees that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no party will argue to the contrary.

This Clause 10.1 is for the benefit of the Agent and the Lenders only. As a result, no such party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, any such party may take concurrent proceedings in any number of jurisdictions.
10.2	Neither the Borrower nor the Guarantor may, without the Agent’s prior written consent, terminate the appointment of the Process Agent; if the Process Agent resigns or its appointment ceases to be effective, the Borrower and/or the Guarantor (as the case may be) shall within fourteen (14) days appoint a company

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which has premises in London and has been approved by the Agent to act as the Borrower’s and/or the Guarantor’s (as the case may be) process agent with unconditional authority to receive and acknowledge service on behalf of the Borrower and/or the Guarantor of all process or other documents connected with proceedings in the English courts which relate to this Deed.
10.3	For the purpose of securing its obligations under Clause 10.2, each of the Borrower and the Guarantor irrevocably agrees that, if it for any reason fails to appoint a process agent within the period specified in Clause 10.2, the Agent may appoint any person (including a company controlled by or associated with the Agent or any Lender) to act as the Borrower’s or the Guarantor’s (as the case may be) process agent in England with the unconditional authority described in Clause 10.2.

10.4	No neglect or default by a process agent appointed or designated under this Clause (including a failure by it to notify the Borrower or the Guarantor (as the case may be) of the service of any process or to forward any process to the Borrower or the Guarantor (as the case may be)) shall invalidate any proceedings or judgment.

10.5	Each of the Borrower and the Guarantor appoints in the case of the courts of England the Process Agent to receive, for and on its behalf service of process in England of any legal proceedings with respect to this Deed.

10.6	A judgment relating to this Deed which is given or would be enforced by an English court shall be conclusive and binding on the Borrower and/or the Guarantor (as the case may be) and may be enforced without review in any other jurisdiction.

10.7	Nothing in this Clause shall exclude or limit any right which the Agent or a Lender may have (whether under the laws of any country, an international convention or otherwise) with regard to the bringing of proceedings, the service of process, the recognition or enforcement of a judgment or any similar or related matter in any jurisdiction.

10.8	In this Clause “judgment” includes order, injunction, declaration and any other decision or relief made or granted by a court.

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IN WITNESS whereof the parties hereto have caused this Deed to be duly executed as a deed on the day first written above.

SIGNED SEALED and DELIVERED as a DEED		)
by PAUL ALAN TURNER		)
for and on behalf of		)	P.A. TURNER
PRIDE OF AMERICA SHIP HOLDING, INC.		)
in the presence of:	A. TOSTEVIN ALEX TOSTEVIN	)

SIGNED SEALED and DELIVERED as a DEED		)
by PAUL ALAN TURNER		)
for and on behalf of		)	P.A. TURNER
NCL CORPORATION LTD.		)
in the presence of:	A. TOSTEVIN ALEX TOSTEVIN	)

SIGNED SEALED and DELIVERED as a DEED		)
by STEFAN KUCH • ILONKA SCHEFE		)	S. KUCH I. SCHEFE C. RUNKE
for and on behalf of		)
COMMERZBANK AKTIENGESELLSCHAFT		)
Hamburg Branch		)
as an Arranger		)
in the presence of:	CHRISTIAN RUNKE	)

SIGNED SEALED and DELIVERED as a DEED		)
by C.G. POCOCK		)
for and on behalf of		)	C.G. POCOCK
HSBC BANK PLC		)
as an Arranger		)
in the presence of:	N. GROOM NIGEL GROOM	)

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SIGNED SEALED and DELIVERED as a DEED		)
by STEFAN KUCH & ILONKA SCHEFE		)
for and on behalf of		)	S. KUCH I. SCHEFE
COMMERZBANK AKTIENGESELLSCHAFT		)
Bremen Branch		)
as a Lender		)
in the presence of:	C. RENKE CHRISTIAN RENKE	)

SIGNED SEALED and DELIVERED as a DEED		)
by C.G. POCOCK		)
for and on behalf of		)	C.G. POCOCK
HSBC BANK PLC		)
as a Lender in the presence of:	N. GROOM NIGEL GROOM	) )

SIGNED SEALED and DELIVERED as a DEED		)
by W. PFISTERER & C. DOOLEY		)
for and on behalf of		)	W. PFISTERER C. DOOLEY
KfW		)
as a Lender		)
in the presence of:	B. KILLINGER BETTINA KILLINGER	)

SIGNED SEALED and DELIVERED as a DEED		)
by C.G. POCOCK		)
for and on behalf of		)	C.G. POCOCK
HSBC BANK PLC		)
as the Agent		)
in the presence of:	N. GROOM NIGEL GROOM	)

SIGNED SEALED and DELIVERED as a DEED		)
by STEFAN KUCH & ILONKA SCHEFE		)
for and on behalf of		)	S. KUCH I. SCHEFE
COMMERZBANK AKTIENGESELLSCHAFT		)
as the Hermes Agent		)
in the presence of:	C. RENKE CHRISTIAN RENKE	)

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SIGNED SEALED and DELIVERED as a DEED		)
by C.G. POCOCK		)
for and on behalf of		)	C.G. POCOCK
HSBC BANK PLC		)
as the Trustee		)
in the presence of:	N. GROOM NIGEL GROOM	)

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Schedule 1
Particulars of Arrangers
COMMERZBANK AKTIENGESELLSCHAFT
Global Shipping
Hamburg Branch
Ness 7-9
20457 Hamburg
Federal Republic of Germany
Attn: Mr Stefan Kuch/Mr Christian Renke
Email: shipfinance@commerzbank.com
HSBC BANK PLC
Project and Export Finance
8 Canada Square
London E14 5HQ
Attn: Mr Alan Marshall
Email: alan.p.marshall@hsbcib.com

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Schedule 2
Particulars of Agent, Hermes Agent, Trustee and Lenders
Name and Address
Agent
HSBC BANK PLC
Project and Export Finance
8 Canada Square
London E14 5HQ
Fax: +44 (0)20 7992 4428
Attn: Mr Alan Marshall
Email: alan.p.marshall@hsbcib.com
Hermes Agent
COMMERZBANK
AKTIENGESELLSCHAFT
Corporate Banking
Corporate Finance & Portfolio Management
Structured Export and Trade Finance
Kaiserplatz
60261 Frankfurt am Main
Federal Republic of Germany
Fax: +49 69 1362 3742
Attn: Mr Klaus-Dieter Schmedding
Email: exportfinance@commerzbank.com
Trustee
HSBC BANK PLC
Project and Export Finance
8 Canada Square
London E14 5HQ
Fax: +44 (0)20 7992 4428
Attn: Mr Alan Marshall
Email: alan.p.marshall@hsbcib.com

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Name and address	Contribution
in USD equivalent of €

Lenders

COMMERZBANK	14,000,000
AKTIENGESELLSCHAFT
Bremen Branch
Schüsselkorb 5-11
28195 Bremen
Federal Republic of Germany

Fax: +49 421 363 3390
Attn: Mr Siegfried Hoffmann
Email: siegfried.hoffmann@commerzbank.com

HSBC BANK PLC	14,000,000
Project and Export Finance
8 Canada Square
London E14 5HQ

Fax: +44 (0)20 7992 4428
Attn: Mr Alan Marshall
Email: alan.p.marshall@hsbcib.com

KfW	12,000,000
(formerly known as
Kreditanstalt für Wiederaufbau)
Palmengartenstrasse 5-9
60325 Frankfurt am Main
Federal Republic of Germany

Fax: +49 69 7431 2944
Attn: Mr Wolfgang Pfisterer
Email: wolfgang.pfisterer@kfw.de

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EXHIBIT 4.6
DATED AS OF 3 AUGUST 2005
PRIDE OF AMERICA SHIP HOLDING, INC.
(as borrower)
NCL CORPORATION LTD.
(as guarantor)
COMMERZBANK AKTIENGESELLSCHAFT
Hamburg Branch
HSBC BANK PLC
(as arrangers)
COMMERZBANK AKTIENGESELLSCHAFT
Bremen Branch
HSBC BANK PLC
KfW
(as lenders)
HSBC BANK PLC
(as agent)
COMMERZBANK AKTIENGESELLSCHAFT
(as Hermes agent)
HSBC BANK PLC
(as trustee)

FOURTH SUPPLEMENT TO SECURED LOAN AGREEMENT
dated 4 April 2003 for the equivalent amount in
United States Dollars and/or Euro of up to €258,000,000
pre- and post redelivery finance for one 1,075 cabin luxury cruise vessel identified with no 7671 and working title “Project America”
at the yard of Lloyd Werft Bremerhaven GmbH
(tbn “PRIDE OF AMERICA”)

STEPHENSON HARWOOD
One St Paul’s Churchyard
London EC4M 8SH
Tel: +44 (0)20 7329 4422
Fax: + 44 (0)20 7329 7100
Ref: 1253/41-25887/42-02591/43-03502

FOURTH SUPPLEMENTAL AGREEMENT TO THE LOAN AGREEMENT
DATED   2005
BETWEEN:
(1)	PRIDE OF AMERICA SHIP HOLDING, INC. of Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, United States of America as borrower (the “Borrower”);

(2)	NCL CORPORATION LTD. of Milner House, 18 Parliament Street, Hamilton HM 12, Bermuda as guarantor (the “Guarantor”);

(3)	THE SEVERAL BANKS particulars of which are set out in Schedule 1 as arrangers (collectively the “Arrangers” and each individually an “Arranger”);

(4)	THE SEVERAL BANKS particulars of which are set out in Schedule 2 as lenders (collectively the “Lenders” and each individually a “Lender”);

(5)	HSBC BANK PLC of 8 Canada Square, London E14 5HQ as agent (the “Agent”);

(6)	COMMERZBANK AKTIENGESELLSCHAFT of Kaiserplatz, 60311 Frankfurt am Main, Federal Republic of Germany as agent (the “Hermes Agent”); and

(7)	HSBC BANK PLC of 8 Canada Square, London E14 5HQ as trustee (the “Trustee”).
WHEREAS:
(A)	By a loan agreement dated 4 April 2003 as amended and/or restated by a first supplemental agreement thereto dated 20 April 2004, a second supplemental agreement thereto dated 1 July 2004 and a third supplemental agreement thereto dated 1 June 2005 (the “Original Loan Agreement”) entered into between the Borrower or its predecessor Ship Holding LLC (“SHLLC”) as borrower, the Lenders as lenders, the Agent as agent for (among others) the Lenders, the Hermes Agent as agent for (among others) the Lenders and the Trustee as trustee for (among others) the Lenders, the Lenders granted to the Borrower a secured loan in the maximum amount of the equivalent in Dollars and/or Euro of two hundred and fifty eight million Euro (€258,000,000) (the “Loan”) to part-finance the completion by the Builder of the Vessel for the Contract Price (as such term is defined in the Original Loan Agreement) on the terms and conditions therein contained.

The repayment of the Loan by the Borrower has been secured by (among other things) a guarantee and indemnity dated 23 April 2004 granted by the Guarantor (the “Guarantee”).

(B)	By a fifth addendum dated 7 June 2005 (the “Building Contract Addendum”) to the Building Contract (as defined in the Original Loan Agreement and as amended by a fourth addendum thereto dated 13 May 2005) (the “Original Building Contract”) the Borrower and the Builder agreed that of the amount of fifty five million Euro (EUR55,000,000) of the eleventh instalment of the Contract Price payable by the Borrower to the Builder on the Redelivery Date pursuant to the Original Building Contract, only the amount of forty nine million three hundred thousand Euro (EUR49,300,000) would be so payable and the balance of five million seven hundred thousand Euro (EUR5,700,000) (the “Escrow Monies”) would be held in two (2) separate escrow accounts opened by Clifford Chance LLP and Dr Schackow & Partner, the Borrower’s and the Builder’s lawyers respectively, with the Agent pending the completion of certain works as more particularly described in the Building Contract Addendum.

(C)	Pursuant to a drawdown notice dated 1 June 2005 as amended by subsequent instructions given to the Agent on 6 and 7 June 2005, the Borrower requested (i) the fixing of the Interest Rate in respect of, and drawdown of, Tranche 9 on 6 June 2005 (ii) for the amount of forty nine million three hundred thousand Euro (EUR49,300,000) to be paid to the Builder on 7 June 2005 and (iii) for the Escrow Monies to be held in the two (2) escrow accounts more particularly described in recital (B).

(D)	The Lenders, the Agent and the Hermes Agent consented to the amendment of the Original Building Contract and to the fixing of the Interest Rate for Tranche 9 and its drawdown and remittance as more particularly described in recital (B) on the terms of a letter dated 7 June 2005 from the Borrower to the Agent which shall be deemed to have been replaced by this fourth supplement to the Original Loan Agreement (this “Deed”) from the date of this Deed. This Deed shall be executed as a deed.
NOW THIS DEED WITNESSES as follows:

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1	Definitions and Construction
1.1	In this Deed including the preamble and recitals hereto (unless the context otherwise requires) any term or expression defined in the preamble or the recitals shall have the meaning ascribed to it therein and terms and expressions not defined herein but whose meanings are defined in the Loan Agreement shall have the meanings set out therein. In addition, the following terms and expressions shall have the meanings set out below:

“Loan Agreement” means the Original Loan Agreement as amended by this Deed; and

“Merger” shall have the meaning set out in the third supplemental agreement dated 1 June 2005 referred to in recital (A).

1.2	The provisions of Clauses 1.2 and 1.3 of the Loan Agreement shall apply hereto (mutatis mutandis).
2	Amendment of Original Loan Agreement and Security Documents
2.1	Subject to Clause 3, the parties hereto agree that the Original Loan Agreement shall be read and construed as if:
2.1.1	the definition of “Building Contract” in clause 1.1 thereof had been deleted and substituted with the following:

““Building Contract” means the amended and restated shipbuilding contract dated as of 5 February 2003 between the Borrower and the Builder (being an amendment and restatement of the shipbuilding contract dated 28 December 2000 between NCLL and the Builder as novated by a contract dated 5 February 2003 between NCLL, the Borrower and the Builder) as amended by a first addendum thereto dated 7 March 2003, a second addendum thereto dated 14 March 2003, a third addendum thereto dated 1 July 2004, a fourth addendum thereto dated 13 May 2005 and a fifth addendum thereto dated 7 June 2005 for the completion and redelivery of the Vessel and Specification No 4-00910 dated 5 February 2003;”

immediately upon and with effect from 7 June 2005;

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2.1.2	the definition of “Quotation Date” in clause 1.1 thereof had been deleted and substituted with the following:

““Quotation Date” means, in relation to any Pre-Redelivery Interest Period or Interest Period, unless otherwise agreed with the Lenders and the Hermes Agent, the day on which quotations would ordinarily be given in the relevant interbank eurocurrency market for Dollar or Euro (as the case may be) deposits for delivery on the first day of that Pre-Redelivery Interest Period or Interest Period PROVIDED THAT if such quotation date is not a Business Day the quotation date shall be the preceding Business Day;”

immediately upon and with effect from 6 June 2005;

2.1.3	the definition of “Termination Date” in clause 1.1 thereof had been deleted and substituted with the following:

““Termination Date” means 6 June 2005;”

immediately upon and with effect from 6 June 2005; and

2.1.4	clause 11.1.21 thereof had been deleted and substituted with the following:

“The Vessel has not been redelivered to the Borrower by the Builder pursuant to the Building Contract by 3 December 2005 (or such later date as is agreed between the Borrower, the Lenders and Hermes).”

immediately upon and with effect from 6 June 2005.
2.2	Each of the Borrower and the Guarantor hereby confirms to the Lenders, the Agent, the Hermes Agent and the Trustee that with effect from the date of this Deed:
2.2.1	all references to the Original Loan Agreement in the Security Documents to which it is a party shall be construed as references to the Original Loan Agreement as amended by this Deed and all terms used in such Security Documents whose meanings are defined by reference to the Original Loan

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Agreement shall be defined by reference to the Original Loan Agreement as so amended;

2.2.2	the Security Documents to which it is a party (in some cases, in the case of the Borrower, by virtue of the Merger) shall apply to, and extend to secure, the whole of the Outstanding Indebtedness as defined in clause 1.1 of the Original Loan Agreement as amended by this Deed;

2.2.3	its obligations under the Security Documents to which it is a party (by virtue of the Merger in the case of the Borrower) shall not be discharged, impaired or otherwise affected by reason of the execution of this Deed or of any of the documents or transactions contemplated hereby; and

2.2.4	its obligations under the Security Documents to which it is a party (by virtue of the Merger in the case of the Borrower) shall remain in full force and effect as security for the obligations of the Borrower under the Original Loan Agreement and the other Security Documents as amended by this Deed.
2.3	Except as expressly amended hereby or pursuant hereto the Original Loan Agreement and the Security Documents shall remain in full force and effect and nothing herein contained shall relieve the Borrower or any other Obligor from any of its respective obligations under any such documents. In particular but without limitation each of the Borrower and the Guarantor confirms the Borrower’s obligation to pay interest at the Interest Rate on Tranche 9 (in addition to interest at the Interest Rate on the balance of the Loan) from 6 June 2005 notwithstanding that Tranche 9 (after deduction of the Escrow Monies) was only paid to the Builder on 7 June 2005.
3	Conditions Precedent
3.1	The consent of the Lenders, the Agent and the Hermes Agent to the amendment of the Original Building Contract and the variation of the provisions of the Original Loan Agreement in relation to Tranche 9 is conditional upon and shall not be effective unless and until the Agent has received the following in form and substance satisfactory to it:

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3.1.1	on the date of this Deed, one (1) counterpart duly executed by the Borrower and the Guarantor of this Deed;

3.1.2	a Certified Copy of the Building Contract Addendum;

3.1.3	evidence that the two (2) accounts have been opened with the Agent for receipt of the Escrow Monies;

3.1.4	a second amendment to the Post Redelivery Mortgage (the “Second Mortgage Amendment”) duly executed and lodged for recordation at the United States Coast Guard National Vessel Documentation Center;

3.1.5	a written confirmation from the Process Agent that it will act for the Borrower and the Guarantor as agent for service of process in England in respect of this Deed;

3.1.6	the following corporate documents in respect of each of the Borrower and the Guarantor (together the “Relevant Parties”):
(a)	Certified Copies of any consents required from any ministry, governmental, financial or other authority for the execution of and performance by the respective Relevant Party of its obligations under this Deed and the Second Mortgage Amendment or if no such consents are required a certificate from a duly appointed officer of the Relevant Party to this effect confirming that no such consents are required;

(b)	notarially attested secretary’s certificate of each of the Relevant Parties:
(i)	attaching a copy of its Certificate of Incorporation and Memorandum of Association and Bye-Laws (or equivalent constitutional documents) evidencing power to enter into the transactions contemplated in this Deed and the Second Mortgage Amendment;

(ii)	giving the names of its present officers and directors;

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(iii)	setting out specimen signatures of such officers and directors as are authorised by the Relevant Party to sign documents or otherwise undertake the performance of that Relevant Party’s obligations under this Deed, the Second Mortgage Amendment and the other documents contemplated hereby to which it will become a party;

(iv)	giving the legal owner of its shares and the number of such shares held;

(v)	attaching copies of resolutions passed at duly convened meetings of the directors and, if required by the Agent, the shareholders or members of each of the Relevant Parties authorising (as applicable) the execution of this Deed, the Second Mortgage Amendment and any documents contemplated in this Deed or the Second Mortgage Amendment and the issue of any power of attorney to execute the same; and

(vi)	containing a declaration of solvency as at the date of the certificate of the duly appointed officer of the Relevant Party;
3.1.7	the original powers of attorney, if any, issued pursuant to the resolutions referred to above and notarially attested; and

3.1.8	the issue of such favourable written legal opinions including in respect of Delaware and Bermuda in such form as the Agent may require relating to all aspects of the transactions contemplated hereby governed by any applicable law,
PROVIDED THAT no Event of Default and no Possible Event of Default has occurred and is continuing on the date on which the conditions precedent set out in this Clause 3.1 have been satisfied (subject to Clause 3.2) other than that Event of Default waived by the Agent pursuant to the letters dated 9 March 2004 and 20 April 2004 from the Agent to SHLLC.

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3.2	If the Lenders, acting unanimously, decide (or the Agent in accordance with the Agency and Trust Deed decides) to permit the amendment of the Original Loan Agreement hereby without having received all of the documents or evidence referred to in Clause 3.1, the Borrower will nevertheless deliver the remaining documents or evidence to the Agent within fourteen (14) days of the date of this Deed (or such other period as the Agent may stipulate) and the amendment of the Original Loan Agreement as aforesaid shall not be construed as a waiver of the Agent’s right to receive the documents or evidence as aforesaid nor shall this provision impose on the Agent or the Lenders any obligation to permit the amendment in the absence of such documents or evidence.
4	Representations and Warranties
4.1	Each of the Borrower and the Guarantor represents and warrants to the Lenders and the Trustee that:
4.1.1	it has the power to enter into and perform this Deed and the Second Mortgage Amendment and the transactions contemplated hereby and has taken all necessary action to authorise the entry into and performance of this Deed, the Second Mortgage Amendment and such transactions;

4.1.2	this Deed constitutes its legal, valid and binding obligations enforceable in accordance with its terms;

4.1.3	its entry into and performance of this Deed, the Second Mortgage Amendment and the transactions contemplated hereby do not and will not conflict with:
(a)	any law or regulation or any official or judicial order; or

(b)	its constitutional documents; or

(c)	any agreement or document to which it is a party or which is binding upon it or any of its assets, nor result in the creation or imposition of any Encumbrance on it or its assets pursuant to the provisions of any such agreement or document and in particular but without prejudice to the foregoing the entry into and performance of this Deed and the Second Mortgage Amendment and the

8

transactions contemplated hereby and thereby will not render invalid, void or voidable any security granted by it to the Trustee;
4.1.4	all authorisations, approvals, consents, licences, exemptions, filings, registrations, notarisations and other matters, official or otherwise, required in connection with the entry into, performance, validity and enforceability of this Deed and the Second Mortgage Amendment and each of the other documents contemplated hereby and thereby and the transactions contemplated hereby and thereby have been obtained or effected and are in full force and effect;

4.1.5	all information furnished by it to the Agent or its agents relating to the business and affairs of an Obligor in connection with this Deed, the Second Mortgage Amendment and the other documents contemplated hereby and thereby was and remains true and correct in all material respects and there are no other material facts or considerations the omission of which would render any such information misleading;

4.1.6	it has fully disclosed in writing to the Agent all facts relating to its business which it knows or should reasonably know and which might reasonably be expected to influence the Lenders, the Agent, the Hermes Agent and/or the Trustee in deciding whether or not to enter into this Deed;

4.1.7	it will procure that the Builder completes the works referred to in annexes 2 and 3 to the Building Contract Addendum in accordance with the Building Contract Addendum;

4.1.8	if the Builder accepts liability or is adjudged to be liable to the Borrower in the arbitration proceedings referred to in clause 2.8 of the Building Contract Addendum, it will either:
(a)	procure that the Builder completes the works required to be done in order to remove the cause of the excessive noise and vibration levels in accordance with the Building Contract Addendum; or

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(b)	procure that such works are carried out promptly by another first class shipbuilder or ship repairer to at least the same specification as that to which the Builder would have worked;
4.1.9	any Escrow Monies received by the Borrower (other than interest on the Escrow Monies) shall be applied to remedy the works or defect to which the particular Escrow Monies relate; and

4.1.10	any Escrow Monies received by the Borrower following the occurrence of an Event of Default or a Possible Event of Default shall be paid and applied in accordance with clause 12 of the Loan Agreement and until so paid and applied shall be held by the Borrower in trust for and to the order of the Trustee.
5	Expenses

The Borrower and the Guarantor jointly and severally undertake to reimburse the Agent on demand on a full indemnity basis for the reasonable charges and expenses (together with value added tax or any similar tax thereon and including without limitation the fees and expenses of legal and other advisers) incurred by the Agent, the Hermes Agent or the Trustee in respect of the negotiation, preparation, printing, execution, registration and enforcement of this Deed, the Second Mortgage Amendment and any other documents required in connection with the implementation of this Deed or the Second Mortgage Amendment.
6	Further Assurance

Each of the Borrower and the Guarantor will, from time to time on being required to do so by the Agent, do or procure the doing of all such acts and/or execute or procure the execution of all such documents in a form satisfactory to the Agent and the Hermes Agent as the Agent and the Hermes Agent may reasonably consider necessary for giving full effect to this Deed or any of the documents contemplated hereby or securing to the Trustee the full benefit of the rights, powers and remedies conferred upon the Trustee in any such document.

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7	Counterparts

This Deed may be executed in any number of counterparts and all such counterparts taken together shall be deemed to constitute one and the same agreement.
8	Notices
8.1	Any notice, demand or other communication (unless made by telefax) to be made or delivered to the Borrower or the Guarantor pursuant to this Deed shall (unless the Borrower or the Guarantor has by fifteen (15) days’ written notice to the Agent specified another address) be made or delivered to the Borrower and/or the Guarantor c/o 7665 Corporate Center Drive, Miami, Florida 33126, United States of America (marked for the attention of Ms Bonnie Biumi and the Legal Department (but one (1) copy shall suffice)) with a copy to c/o Star Cruises Limited, Star Cruises Terminal, Pulau Indah, PO Box No. 288, 42009 Pelabuhan Klang, Selangor Darul Ehsan, Malaysia (marked for the attention of Mr Gerard Lim). Any notice, demand or other communication to be made or delivered by the Borrower or the Guarantor pursuant to this Deed shall (unless the Agent has by fifteen (15) days’ written notice to the Borrower and the Guarantor specified another address) be made or delivered to the Agent at its Office, the details of which are set out in Schedule 2.

8.2	Any notice, demand or other communication to be made or delivered pursuant to this Deed may be sent by telefax to the relevant telephone numbers (which at the date hereof in respect of the Borrower and the Guarantor is +1 305 436 4140 (marked for the attention of Ms Bonnie Biumi) and +1 305 436 4117 (marked for the attention of the Legal Department) with a copy to +60 3 3884 0213 (marked for the attention of Mr Gerard Lim) and in the case of the Agent, the Hermes Agent, the Trustee or any Lender is as recorded in Schedule 2) specified by it from time to time for the purpose and shall be deemed to have been received when transmission of such telefax communication has been completed. Each such telefax communication, if made to the Agent, the Hermes Agent, the Trustee or any Lender by the Borrower or the Guarantor, shall be signed by the person or persons authorised in writing by the Borrower or the Guarantor (as the case may be) and whose signature appears on the list of specimen signatures contained in the secretary’s certificate required to be delivered by Clause 3 and shall be expressed to be for the attention of the department or officer whose name has

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been notified for the time being for that purpose by the Agent, the Hermes Agent, the Trustee or any Lender to the Borrower and the Guarantor.

8.3	The provisions of clauses 18.1, 18.4 and 18.5 of the Loan Agreement shall apply to this Deed.
9	Governing Law

This Deed shall be governed by English law.
10	Jurisdiction
10.1	The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Deed (including a dispute regarding the existence, validity or termination of this Agreement) (a “Dispute”). Each party to this Deed agrees that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no party will argue to the contrary.

This Clause 10.1 is for the benefit of the Agent and the Lenders only. As a result, no such party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, any such party may take concurrent proceedings in any number of jurisdictions.

10.2	Neither the Borrower nor the Guarantor may, without the Agent’s prior written consent, terminate the appointment of the Process Agent; if the Process Agent resigns or its appointment ceases to be effective, the Borrower and/or the Guarantor (as the case may be) shall within fourteen (14) days appoint a company which has premises in London and has been approved by the Agent to act as the Borrower’s and/or the Guarantor’s (as the case may be) process agent with unconditional authority to receive and acknowledge service on behalf of the Borrower and/or the Guarantor of all process or other documents connected with proceedings in the English courts which relate to this Deed.

10.3	For the purpose of securing its obligations under Clause 10.2, each of the Borrower and the Guarantor irrevocably agrees that, if it for any reason fails to appoint a process agent within the period specified in Clause 10.2, the Agent may appoint any person (including a company controlled by or associated with the Agent or any Lender) to act as the Borrower’s or the Guarantor’s (as the case may

12

be) process agent in England with the unconditional authority described in Clause 10.2.

10.4	No neglect or default by a process agent appointed or designated under this Clause (including a failure by it to notify the Borrower or the Guarantor (as the case may be) of the service of any process or to forward any process to the Borrower or the Guarantor (as the case may be)) shall invalidate any proceedings or judgment.

10.5	Each of the Borrower and the Guarantor appoints in the case of the courts of England the Process Agent to receive, for and on its behalf service of process in England of any legal proceedings with respect to this Deed.

10.6	A judgment relating to this Deed which is given or would be enforced by an English court shall be conclusive and binding on the Borrower and/or the Guarantor (as the case may be) and may be enforced without review in any other jurisdiction.

10.7	Nothing in this Clause shall exclude or limit any right which the Agent or a Lender may have (whether under the laws of any country, an international convention or otherwise) with regard to the bringing of proceedings, the service of process, the recognition or enforcement of a judgment or any similar or related matter in any jurisdiction.

10.8	In this Clause “judgment” includes order, injunction, declaration and any other decision or relief made or granted by a court.
IN WITNESS whereof the parties hereto have caused this Deed to be duly executed as a deed on the day first written above.

SIGNED SEALED and DELIVERED as a DEED		)
by Owen McHugh		)
for and on behalf of		)	Owen McHugh
PRIDE OF AMERICA SHIP HOLDING, INC.		)
in the presence of:	Cheng Rong Li, Trainee Solicitor Stephenson Harwood One, St. Paul’s Churchyard London EC4M 85H	)	C. R. Li

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SIGNED SEALED and DELIVERED as a DEED		)
by Owen McHugh		)
for and on behalf of		)	Owen McHugh
NCL CORPORATION LTD.		)
in the presence of:	Einar Blaauw Clifford Chance	)	E. Blaauw

SIGNED SEALED and DELIVERED as a DEED		)
by Marcus Weber • Christian Renke		)	M. Weber
for and on behalf of		)	C. Renke
COMMERZBANK AKTIENGESELLSCHAFT		)
Hamburg Branch		)
as an Arranger		)
in the presence of:	Svenja Weber Commerzbank AG, Assistant	)	S. Weber

SIGNED SEALED and DELIVERED as a DEED		)
by C.G. Pocock		)	C.G. Pocock
for and on behalf of		)
HSBC BANK PLC as an Arranger		) )
in the presence of:	Nigel Groom	)	N. Groom

SIGNED SEALED and DELIVERED as a DEED		)
by Siegfried Hoffman & Wolfgang Schmidt		)	S. Hoffman
for and on behalf of		)	W. Schmidt
COMMERZBANK AKTIENGESELLSCHAFT		)
Bremen Branch		)
as a Lender		)
in the presence of:	Wolfgang Gesdwa, Vice President	)	W. Gesdwa

SIGNED SEALED and DELIVERED as a DEED by C.G. Pocock		) )	C.G. Pocock
for and on behalf of		)
HSBC BANK PLC		)
as a Lender		)
in the presence of:	Nigel Groom	)	N. Groom

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SIGNED SEALED and DELIVERED as a DEED by W. PFISTERER & C. DOOLEY		) )
for and on behalf of		)	W. PFISTERER C. DOOLEY
KfW		)
as a Lender		)
in the presence of:	JUTTA WELIE J. WELIE, KFW FRANKFURT, SENIOR PROJECT MANAGER	)

SIGNED SEALED and DELIVERED as a DEED		)
by C. G. POCOCK		)
for and on behalf of		)	C. G. POCOCK
HSBC BANK PLC		)
as the Agent in the presence of:	NIGEL GROOM N. GROOM	) )

SIGNED SEALED and DELIVERED as a DEED		)
by for and on behalf of BETEOLOT & ETCER		)	BETEOLOT & ETCER

COMMERZBANK AKTIENGESELLSCHAFT		)
as the Hermes Agent		)
in the presence of:		)

SIGNED SEALED and DELIVERED as a DEED by C.G. POCOCK		) )
for and on behalf of HSBC BANK PLC as the Trustee in the presence of:	NIGEL GROOM N. GROOM	) ) ) )	C.G. POCOCK

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Schedule 1
Particulars of Arrangers
COMMERZBANK AKTIENGESELLSCHAFT
Global Shipping
Hamburg Branch
Ness 7-9
20457 Hamburg
Federal Republic of Germany
Attn: Mr Stefan Kuch/Mr Christian Renke
Email: shipfinance@commerzbank.com
HSBC BANK PLC
Project and Export Finance
8 Canada Square
London E14 5HQ
Attn: Mr Alan Marshall
Email: alan.p.marshall@hsbcib.com

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Schedule 2
Particulars of Agent, Hermes Agent, Trustee and Lenders
Name and Address
Agent
HSBC BANK PLC
Project and Export Finance
8 Canada Square
London E14 5HQ
Fax: +44 (0)20 7992 4428
Attn: Mr Alan Marshall
Email: alan.p.marshall@hsbcib.com
Hermes Agent
COMMERZBANK
AKTIENGESELLSCHAFT
Corporate Banking
Corporate Finance & Portfolio Management
Structured Export and Trade Finance
Kaiserplatz
60261 Frankfurt am Main
Federal Republic of Germany
Fax: +49 69 1362 3742
Attn: Mr Klaus-Dieter Schmedding
Email: exportfinance@commerzbank.com
Trustee
HSBC BANK PLC
Project and Export Finance
8 Canada Square
London E14 5HQ
Fax: +44 (0)20 7992 4428
Attn: Mr Alan Marshall
Email: alan.p.marshall@hsbcib.com

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Name and address	Contribution
in € or USD equivalent of €

Lenders

COMMERZBANK	90,300,000
AKTIENGESELLSCHAFT
Bremen Branch
Schüsselkorb 5-11
28195 Bremen
Federal Republic of Germany

Fax: +49 421 363 3390
Attn: Mr Siegfried Hoffmann
Email: siegfried.hoffmann@commerzbank.com

HSBC BANK PLC	90,300,000
Project and Export Finance
8 Canada Square
London E14 5HQ

Fax: +44 (0)20 7992 4428
Attn: Mr Alan Marshall
Email: alan.p.marshall@hsbcib.com

KfW	77,400,000
(formerly known as
Kreditanstalt für Wiederaufbau)
Palmengartenstrasse 5-9
60325 Frankfurt am Main
Federal Republic of Germany

Fax: +49 69 7431 2944
Attn: Mr Wolfgang Pfisterer
Email: wolfgang.pfisterer@kfw.de

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EXHIBIT 4.6
DATED AS OF 30 SEPTEMBER 2005
PRIDE OF AMERICA SHIP HOLDING, INC.
(as borrower)
NCL CORPORATION LTD.
(as guarantor)
HSBC BANK PLC
(as agent)
COMMERZBANK AKTIENGESELLSCHAFT
(as Hermes agent)
HSBC BANK PLC
(as trustee)

FIFTH SUPPLEMENTAL DEED TO (AMONG OTHER THINGS)
SECURED LOAN AGREEMENT
dated 4 April 2003 for the equivalent amount in
United States Dollars and/or Euro of up to €258,000,000
pre- and post redelivery finance for one 1,075 cabin luxury cruise vessel identified with no 7671 and working title “Project America”
at the yard of Lloyd Werft Bremerhaven GmbH
(now named “PRIDE OF AMERICA”)

STEPHENSON HARWOOD
One St Paul’s Churchyard
London EC4M 8SH
Tel: +44 (0)20 7329 4422
Fax: + 44 (0)20 7329 7100
Ref: 1253/41-25887/42-02591/43-03502/44-01536

FIFTH SUPPLEMENTAL DEED
DATED                                        2005
BETWEEN:
(1)	PRIDE OF AMERICA SHIP HOLDING, INC. of Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, United States of America as borrower (the “Borrower”);

(2)	NCL CORPORATION LTD. of Milner House, 18 Parliament Street, Hamilton HM 12, Bermuda as guarantor (the “Guarantor”);

(3)	HSBC BANK PLC of 8 Canada Square, London E14 5HQ as agent (the “Agent”);

(4)	COMMERZBANK AKTIENGESELLSCHAFT of Kaiserplatz, 60311 Frankfurt am Main, Federal Republic of Germany as agent (the “Hermes Agent”); and

(5)	HSBC BANK PLC of 8 Canada Square, London E14 5HQ as trustee for itself and the Lenders (as hereinafter defined) (the “Trustee”).
WHEREAS:
(A)	By a loan agreement dated 4 April 2003 as amended and/or restated by a first supplemental agreement thereto dated 20 April 2004, a second supplemental agreement thereto dated 1 July 2004, a third supplemental agreement thereto dated 1 June 2005 (the “Third Supplement”) and a fourth supplemental agreement thereto dated 3 August 2005 (the “Original Loan Agreement”) entered into between the Borrower or its predecessor Ship Holding LLC (“SHLLC”) as borrower, the Lenders as lenders, the Agent as agent for (among others) the Lenders, the Hermes Agent as agent for (among others) the Lenders and the Trustee as trustee for (among others) the Lenders, the Lenders granted to the Borrower a secured loan in the maximum amount of the equivalent in Dollars and/or Euro of two hundred and fifty eight million Euro (€258,000,000) (the “Loan”) to part-finance the completion by the Builder of the Vessel for the Contract Price (as such term is defined in the Original Loan Agreement) on the terms and conditions therein contained. The repayment of the Loan by the Borrower has been secured by (among other things) a guarantee and indemnity dated 23 April 2004 granted by the Guarantor (the “Original Guarantee”).

(B)	The Guarantor has requested the consent of the Lenders, the Agent, the Hermes Agent and the Trustee to the amendment of certain provisions of the Original Loan Agreement and the Original Guarantee to conform such provisions to similar provisions in other loan documentation to which the Guarantor and/or other members of the NCLC Group are party. This Deed shall be executed as a deed.
NOW THIS DEED WITNESSES as follows:
1	Definitions and Construction
1.1	In this Deed including the preamble and recitals hereto (unless the context otherwise requires) any term or expression defined in the preamble or the recitals shall have the meaning ascribed to it therein and terms and expressions not defined herein but whose meanings are defined in the Loan Agreement shall have the meanings set out therein. In addition, the following terms and expressions shall have the meanings set out below:

“Guarantee” means the Original Guarantee as amended by this Deed; and

“Loan Agreement” means the Original Loan Agreement as amended by this Deed.

1.2	The provisions of Clauses 1.2 and 1.3 of the Loan Agreement shall apply hereto (mutatis mutandis).
2	Amendment of Original Loan Agreement, Original Guarantee and Security Documents
2.1	Subject to Clause 3, the parties hereto agree that from the date of this Deed the Original Loan Agreement shall be read and construed as if:
2.1.1	the clauses referred to in the first column of Schedule 1 had been amended to read as set out in the second column of Schedule 1; and

2.1.2	the definitions of Account Charge and Operating Account in clause 1.1 had been deleted.
2.2	Subject to Clause 3, the parties hereto agree that from the date of this Deed the Original Guarantee shall be read and construed as if:
2.2.1	the clauses referred to in the first column of Schedule 2 had been amended to read as set out in the second column of Schedule 2;

2.2.2	the definitions of Intangible Assets, Tangible Assets, Tangible Net Worth and Total Funded Debt in clause 11.4 had been deleted;

2.2.3	the following definition had been inserted in clause 11.4:

““Free Liquidity” means, at any date of determination, the aggregate of the Cash Balance and any amounts freely available for drawing under any revolving or other credit facilities of the NCLC Group, which remain undrawn, could be drawn for general working capital purposes or other general corporate purposes and would not, if drawn, be repayable within six (6) months;”; and

2.2.4	schedule 1 had been deleted and substituted with Schedule 3.
2.3	Each of the Borrower and the Guarantor hereby confirms to the Agent, the Hermes Agent and the Trustee that with effect from the date of this Deed:
2.3.1	all references to the Original Loan Agreement in the Security Documents to which it is a party shall be construed as references to the Loan Agreement and all terms used in such Security Documents whose meanings are defined by reference to the Original Loan Agreement shall be defined by reference to the Loan Agreement;

2.3.2	the Security Documents to which it is a party (in some cases, in the case of the Borrower, by virtue of the Merger (as defined in the Third

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Supplement)) shall apply to, and extend to secure, the whole of the Outstanding Indebtedness as defined in clause 1.1 of the Loan Agreement;

2.3.3	its obligations under the Security Documents to which it is a party (in some cases, in the case of the Borrower, by virtue of the Merger) shall not be discharged, impaired or otherwise affected by reason of the execution of this Deed or of any of the documents or transactions contemplated hereby; and

2.3.4	its obligations under the Security Documents to which it is a party (in some cases, in the case of the Borrower, by virtue of the Merger) shall remain in full force and effect as security for the obligations of the Borrower under the Loan Agreement and the other Security Documents as amended by this Deed.
2.4	Except as expressly amended hereby or pursuant hereto the Original Loan Agreement and the Security Documents shall remain in full force and effect and nothing herein contained shall relieve the Borrower or any other Obligor from any of its respective obligations under any such documents.
3	Conditions Precedent
3.1	The consent of the Agent, the Hermes Agent and the Trustee to the variation of the provisions of the Original Loan Agreement and the Original Guarantee is conditional upon and shall not be effective unless and until the Agent has received the following in form and substance satisfactory to it:
3.1.1	on the date of this Deed, one (1) counterpart of this Deed duly executed by the Borrower and the Guarantor;

3.1.2	a written confirmation from the Process Agent that it will act for the Borrower and the Guarantor as agent for service of process in England in respect of this Deed;

3.1.3	the following corporate documents in respect of each of the Borrower and the Guarantor (together the “Relevant Parties”):
(a)	Certified Copies of any consents required from any ministry, governmental, financial or other authority for the execution of and performance by the respective Relevant Party of its obligations under this Deed or if no such consents are required a certificate from a duly appointed officer of the Relevant Party to this effect confirming that no such consents are required;

(b)	notarially attested secretary’s certificate of each of the Relevant Parties:
(i)	attaching a copy of its Certificate of Incorporation and Memorandum of Association and Bye-Laws (or equivalent constitutional documents) evidencing power to enter into the transactions contemplated in this Deed;

(ii)	giving the names of its present officers and directors;

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(iii)	setting out specimen signatures of such officers and directors as are authorised by the Relevant Party to sign documents or otherwise undertake the performance of that Relevant Party’s obligations under this Deed;

(iv)	giving the legal owner of its shares and the number of such shares held;

(v)	attaching copies of resolutions passed at duly convened meetings of the directors and, if required by the Agent, the shareholders or members of each of the Relevant Parties authorising (as applicable) the execution of this Deed and the amendment to the Post Redelivery Mortgage and the issue of any power of attorney to execute the same; and

(vi)	containing a declaration of solvency as at the date of the certificate of the duly appointed officer of the Relevant Party;
3.1.4	the original powers of attorney, if any, issued pursuant to the resolutions referred to above and notarially attested;

3.1.5	a third amendment to the Post Redelivery Mortgage duly executed and lodged for recordation at the United States Coast Guard National Vessel Documentation Center; and

3.1.6	the issue of such favourable written legal opinions including in respect of Delaware and Bermuda in such form as the Agent may require relating to all aspects of the transactions contemplated hereby governed by any applicable law,
PROVIDED THAT no Event of Default and no Possible Event of Default has occurred and is continuing on the date on which the conditions precedent set out in this Clause 3.1 have been satisfied (subject to Clause 3.2) other than that Event of Default waived by the Agent pursuant to the letters dated 9 March 2004 and 20 April 2004 from the Agent to SHLLC.
3.2	If the Agent, the Hermes Agent and the Trustee, acting unanimously, decide (or the Agent in accordance with the Agency and Trust Deed decides) to permit the amendment of the Original Loan Agreement and the Original Guarantee hereby without the Agent having received all of the documents or evidence referred to in Clause 3.1, the Borrower will nevertheless deliver the remaining documents or evidence to the Agent within fourteen (14) days of the date of this Deed (or such other period as the Agent may stipulate) and the amendment of the Original Loan Agreement and the Original Guarantee as aforesaid shall not be construed as a waiver of the Agent’s right to receive the documents or evidence as aforesaid nor shall this provision impose on the Agent, the Hermes Agent, the Trustee or the Lenders any obligation to permit the amendment in the absence of such documents or evidence.

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4	Representations and Warranties
4.1	Each of the Borrower and the Guarantor represents and warrants to the Agent, the Hermes Agent and the Trustee that:
4.1.1	it has the power to enter into and perform this Deed and the transactions contemplated hereby and has taken all necessary action to authorise the entry into and performance of this Deed and such transactions;

4.1.2	this Deed constitutes its legal, valid and binding obligations enforceable in accordance with its terms;

4.1.3	its entry into and performance of this Deed and the transactions contemplated hereby do not and will not conflict with:
(a)	any law or regulation or any official or judicial order; or

(b)	its constitutional documents; or

(c)	any agreement or document to which it is a party or which is binding upon it or any of its assets, nor result in the creation or imposition of any Encumbrance on it or its assets pursuant to the provisions of any such agreement or document and in particular but without prejudice to the foregoing the entry into and performance of this Deed and the transactions contemplated hereby and thereby will not render invalid, void or voidable any security granted by it to the Trustee;

4.1.4	all authorisations, approvals, consents, licences, exemptions, filings, registrations, notarisations and other matters, official or otherwise, required in connection with the entry into, performance, validity and enforceability of this Deed and each of the other documents contemplated hereby and thereby and the transactions contemplated hereby and thereby have been obtained or effected and are in full force and effect;

4.1.5	all information furnished by it to the Agent or its agents relating to the business and affairs of an Obligor in connection with this Deed and the other documents contemplated hereby and thereby was and remains true and correct in all material respects and there are no other material facts or considerations the omission of which would render any such information misleading; and

4.1.6	it has fully disclosed in writing to the Agent all facts relating to its business which it knows or should reasonably know and which might reasonably be expected to influence the Agent, the Hermes Agent and/or the Trustee in deciding whether or not to enter into this Deed.
5	Expenses
The Borrower and the Guarantor jointly and severally undertake to reimburse the Agent on demand on a full indemnity basis for the reasonable charges and expenses (together with value added tax or any similar tax thereon and including without limitation the fees

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and expenses of legal and other advisers) incurred by the Agent, the Hermes Agent or the Trustee in respect of the negotiation, preparation, printing, execution, registration and enforcement of this Deed and any other documents required in connection with the implementation of this Deed.
6	Further Assurance
Each of the Borrower and the Guarantor will, from time to time on being required to do so by the Agent, do or procure the doing of all such acts and/or execute or procure the execution of all such documents in a form satisfactory to the Agent and the Hermes Agent as the Agent and the Hermes Agent may reasonably consider necessary for giving full effect to this Deed or any of the documents contemplated hereby or securing to the Trustee the full benefit of the rights, powers and remedies conferred upon the Agent, the Hermes Agent or the Trustee in any such document.
7	Counterparts
This Deed may be executed in any number of counterparts and all such counterparts taken together shall be deemed to constitute one and the same agreement.
8	Notices
8.1	Any notice, demand or other communication (unless made by telefax) to be made or delivered to the Borrower or the Guarantor pursuant to this Deed shall (unless the Borrower or the Guarantor has by fifteen (15) days’ written notice to the Agent specified another address) be made or delivered to the Borrower and/or the Guarantor c/o 7665 Corporate Center Drive, Miami, Florida 33126, United States of America (marked for the attention of Ms Bonnie Biumi and the Legal Department (but one (1) copy shall suffice)) with a copy to c/o Star Cruises Limited, Star Cruises Terminal, Pulau Indah, PO Box No. 288, 42009 Pelabuhan Klang, Selangor Darul Ehsan, Malaysia (marked for the attention of Mr Gerard Lim). Any notice, demand or other communication to be made or delivered by the Borrower or the Guarantor pursuant to this Deed shall (unless the Agent has by fifteen (15) days’ written notice to the Borrower and the Guarantor specified another address) be made or delivered to the Agent at its Office, the details of which are set out in schedule 2 of the Original Loan Agreement.

8.2	Any notice, demand or other communication to be made or delivered pursuant to this Deed may be sent by telefax to the relevant telephone numbers (which at the date hereof in respect of the Borrower and the Guarantor is +1 305 436 4140 (marked for the attention of Ms Bonnie Biumi) and +1 305 436 4117 (marked for the attention of the Legal Department) with a copy to +60 3 3884 0213 (marked for the attention of Mr Gerard Lim) and in the case of the Agent, the Hermes Agent or the Trustee is as recorded in schedule 2 of the Original Loan Agreement) specified by it from time to time for the purpose and shall be deemed to have been received when transmission of such telefax communication has been completed. Each such telefax communication, if made to the Agent, the Hermes Agent or the Trustee by the Borrower or the Guarantor, shall be signed by the person or persons authorised in writing by the Borrower or the Guarantor (as the case may be) and whose signature appears on the list of specimen signatures contained in the secretary’s certificate required to be delivered by Clause 3 and shall be expressed to be for the attention of the department or officer whose name

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has been notified for the time being for that purpose by the Agent, the Hermes Agent or the Trustee to the Borrower and the Guarantor.

8.3	The provisions of clauses 18.1, 18.4 and 18.5 of the Original Loan Agreement shall apply to this Deed.
9	Governing Law
This Deed shall be governed by English law.
10	Jurisdiction
10.1	The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Deed (including a dispute regarding the existence, validity or termination of this Agreement) (a “Dispute”). Each party to this Deed agrees that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no party will argue to the contrary.

This Clause 10.1 is for the benefit of the Agent, the Hermes Agent and the Trustee only. As a result, no such party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, any such party may take concurrent proceedings in any number of jurisdictions.

10.2	Neither the Borrower nor the Guarantor may, without the Agent’s prior written consent, terminate the appointment of the Process Agent; if the Process Agent resigns or its appointment ceases to be effective, the Borrower and/or the Guarantor (as the case may be) shall within fourteen (14) days appoint a company which has premises in London and has been approved by the Agent to act as the Borrower’s and/or the Guarantor’s (as the case may be) process agent with unconditional authority to receive and acknowledge service on behalf of the Borrower and/or the Guarantor of all process or other documents connected with proceedings in the English courts which relate to this Deed.

10.3	For the purpose of securing its obligations under Clause 10.2, each of the Borrower and the Guarantor irrevocably agrees that, if it for any reason fails to appoint a process agent within the period specified in Clause 10.2, the Agent may appoint any person (including a company controlled by or associated with the Agent or any Lender) to act as the Borrower’s or the Guarantor’s (as the case may be) process agent in England with the unconditional authority described in Clause 10.2.

10.4	No neglect or default by a process agent appointed or designated under this Clause (including a failure by it to notify the Borrower or the Guarantor (as the case may be) of the service of any process or to forward any process to the Borrower or the Guarantor (as the case may be)) shall invalidate any proceedings or judgment.

10.5	Each of the Borrower and the Guarantor appoints in the case of the courts of England the Process Agent to receive, for and on its behalf service of process in England of any legal proceedings with respect to this Deed.

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10.6	A judgment relating to this Deed which is given or would be enforced by an English court shall be conclusive and binding on the Borrower and/or the Guarantor (as the case may be) and may be enforced without review in any other jurisdiction.

10.7	Nothing in this Clause shall exclude or limit any right which the Agent, the Hermes Agent or the Trustee may have (whether under the laws of any country, an international convention or otherwise) with regard to the bringing of proceedings, the service of process, the recognition or enforcement of a judgment or any similar or related matter in any jurisdiction.

10.8	In this Clause “judgment” includes order, injunction, declaration and any other decision or relief made or granted by a court.
IN WITNESS whereof the parties hereto have caused this Deed to be duly executed as a deed on the 28 day of November 2005 and acknowledge that the effective date of this Deed is 30 September 2005.

SIGNED SEALED and DELIVERED as a DEED		)
by PAUL ALAN TURNER		)
for and on behalf of		)	P.A. TURNER
PRIDE OF AMERICA SHIP HOLDING, INC.		)
in the presence of:	VIJAY JEYARATNAM V. JEYARATNAM	)

SIGNED SEALED and DELIVERED as a DEED		)
by PAUL ALAN TURNER		)
for and on behalf of		)	P.A. TURNER
NCL CORPORATION LTD.		)
in the presence of:	LUKE CLARK TRAINEE SOLICITOR CLIFFORD CHANCE LLP 10 UPPER BANK STREET LONDON E14 5JJ	)

SIGNED SEALED and DELIVERED as a DEED		)
by ILONKA SCHEFE / MARTIN HUGGER		)
for and on behalf of		)	I/ SCHEFE / M. HUGGER
COMMERZBANK AKTIENGESELLSCHAFT		)
as the Hermes Agent		)
in the presence of:	CHRISTIAN RUNKE, ASSISTANT MANAGER COMMERZBANK AKTIENGESELLSCHAFT GLOBAL SHIPPING NESS 7-9 20457 HAMBURG	)

SIGNED SEALED and DELIVERED as a DEED		)
by CHRISTOPHER GEOFFREY POCOCK		)
for and on behalf of		)	C.G. POCOCK
HSBC BANK PLC		)
as the Agent and the Trustee		)
in the presence of:	ROBIRT IAN HOSSACK, MANAGER R.I. HOSSACK HSBC BANK PLC PROJECT AND EXPORT FINANCE LEVEL 17 8 CANADA SQUARE LONDON E14 5HQ	)

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Schedule 1
Amendment of Original Loan Agreement

Definition/Clause	Amendment
Clause 1.1, “Indebtedness for Borrowed Money”	“Indebtedness for Borrowed Money” means Financial Indebtedness (whether present or future, actual or contingent, long-term or short-term, secured or unsecured) in respect of:

	(i)	moneys borrowed or raised;

	(ii)	the advance or extension of credit (including interest and other charges on or in respect of any of the foregoing);

	(iii)	the amount of any liability in respect of leases which, in accordance with GAAP, are capital leases;

	(iv)	the amount of any liability in respect of the purchase price for assets or services payment of which is deferred for a period in excess of one hundred and eighty (180) days;

	(v)	all reimbursement obligations whether contingent or not in respect of amounts paid under a letter of credit or similar instrument; and

	(vi)	(without double counting) any guarantee of Financial Indebtedness falling within paragraphs (i) to (v) above;

PROVIDED THAT the following shall not constitute Indebtedness for Borrowed Money:

	(a)	loans and advances made by other members of the NCLC Group which are subordinated to the rights of the Lenders; and

	(b)	loans and advances made by Star which are subordinated to the rights of the Lenders.

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Definition/Clause	Amendment
Clause 1.1, “Permitted Liens”	“Permitted Liens” means (i) any Encumbrance created by or pursuant to the Security Documents (ii) liens on the Vessel up to an aggregate amount at any time not exceeding ten million Dollars (USD10,000,000) for current crew’s wages and salvage and liens incurred in the ordinary course of trading the Vessel (iii) the Commercial Loan Security Documents (iv) any deposits or pledges to secure the performance of bids, tenders, bonds or contracts (v) any Encumbrance in respect of existing Financial Indebtedness of a person which becomes a Subsidiary of the Guarantor or is merged with or into the Guarantor or any of its Subsidiaries (vi) any other Encumbrance notified by any of the Obligors to the Agent prior to 4 April 2003 (vii) liens on assets leased, acquired or upgraded after the Restatement Date or assets newly constructed or converted after the Restatement Date provided that (a) such liens secure Financial Indebtedness otherwise permitted under this Agreement (b) such liens are incurred within one (1) year following such lease, acquisition, upgrade, construction or conversion and (c) the Financial Indebtedness secured by such liens does not exceed the cost of such upgrade or the cost of such assets acquired or leased (viii) statutory and other similar liens arising in the ordinary course of business unrelated to Financial Indebtedness and securing obligations not yet delinquent or which are being contested in good faith by appropriate proceedings and for which adequate reserves have been established and (ix) liens arising out of the existence of judgments or awards in respect of the Guarantor or any of its Subsidiaries, provided that the aggregate amount of all cash and the fair market value of all other property subject to such liens as are described in paragraphs (vii) to (ix) above does not exceed ten million Dollars (USD10,000,000);

Clause 1.1, “Security Documents”	“Security Documents” means this Agreement, the Guarantee, the Hermes Cover, the Building Contract, Refund Guarantee and Performance Guarantees Assignment, the Construction Risks Insurance Assignment, the Supervision Agreement Assignment, the Management Agreement Assignment, the Sub-Agency Agreement Assignment, the Mortgages, the Charge Option, the Charge, the Earnings Assignment, the Insurance Assignment and all such other documents as may be executed at any time in favour of (among others) the Trustee, the Hermes Agent and/or any of the Lenders as security for the obligations of the Borrower, the other Obligors and the Builder whether executed pursuant to the express provisions of this Agreement or otherwise howsoever;

Clause 7.6 (Earnings)	Provided no Event of Default or Possible Event of Default has occurred (following which the Agent shall (inter alia) be entitled to request the Borrower to give notice pursuant to clause 3 of the Earnings Assignment and apply such Earnings in accordance with Clause 12.1) such Earnings shall throughout the Security Period be at the free disposal of the Borrower.

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Definition/Clause	Amendment
Clause 10.2.2	as soon as practicable (and in any event within sixty (60) days of the end of each quarter of each financial year) a Certified Copy of the unaudited consolidated accounts of the NCLC Group and the unaudited accounts of the Borrower for that quarter (commencing with unaudited accounts made up to 31 March 2004);

Clause 10.2.4	details of any material litigation, arbitration or administrative proceedings which affect any Obligor as soon as the same are instituted and served, or, to the knowledge of the Borrower, threatened (and for this purpose proceedings shall be deemed to be material if they involve a claim in an amount exceeding ten million Dollars (USD10,000,000) or the equivalent in another currency).

Clause 10.18.1	The Borrower will from time to time (but at intervals no more frequently than annually at the Borrower’s expense unless an Event of Default has occurred and is continuing) within fifteen (15) days of receiving any request to that effect from the Agent, procure that the Vessel is valued by an independent reputable shipbroker or shipvaluer experienced in valuing cruise ships appointed by the Borrower and approved by the Agent (which approval shall not be unreasonably withheld or delayed and such valuation to be made with or without taking into account the benefit or otherwise of any fixed employment relating to the Vessel as the Agent may require).

Clause 10.21.13	not without the prior written consent of the Agent to settle, compromise or abandon any claim in respect of any of the Insurances on the Vessel other than a claim of less than ten million Dollars (USD10,000,000) or the equivalent in any other currency and not being a claim arising out of a Total Loss;

Clause 10.21.14	promptly to furnish the Agent with full information regarding any casualties or other accidents or damage to the Vessel involving an amount in excess of ten million Dollars (USD10,000,000);

Clause 10.22.8(a)	accidents to the Vessel involving repairs the cost of which will or is likely to exceed ten million Dollars (USD10,000,000);

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Definition/Clause	Amendment
Clause 10.22.9	promptly pay and discharge all debts, damages and liabilities, taxes, assessments, charges, fines, penalties, tolls, dues and other outgoings in respect of the Vessel and keep proper books of account in respect thereof PROVIDED ALWAYS THAT the Borrower shall not be obliged to compromise any debts, damages and liabilities as aforesaid which are being contested in good faith subject always that full details of any such contested debt, damage or liability which, either individually or in aggregate exceeds ten million Dollars (USD10,000,000) shall forthwith be provided to the Agent. As and when the Agent may so require the Borrower will make such books available for inspection on behalf of the Agent and provide evidence satisfactory to the Agent that the wages and allotments and the insurance and pension contributions of the master and crew are being regularly paid, that all deductions of crew’s wages in respect of any tax liability are being properly accounted for and that the master has no claim for disbursements other than those incurred in the ordinary course of trading on the voyage then in progress or completed prior to such inspection;

Clause 10.22.10	maintain the type of the Vessel as at the Redelivery Date and not put the Vessel into the possession of any person without the prior consent of the Agent for the purpose of work being done on it in an amount exceeding or likely to exceed ten million Dollars (USD10,000,000) unless such person shall first have given to the Agent a written undertaking addressed to the Agent in terms satisfactory to the Agent agreeing not to exercise a lien on the Vessel or its Earnings for the cost of such work or for any other reason;

Clause 10.22.11 (final paragraph)	PROVIDED ALWAYS THAT the Borrower shall not be obliged to compromise any liabilities as aforesaid which are being contested in good faith subject always that full details of any such contested liabilities which, either individually or in aggregate, exceed ten million Dollars (USD10,000,000) shall be forthwith provided to the Agent. If the Vessel is arrested or detained for any reason it will procure its immediate release by providing bail or taking such other steps as the circumstances may require;

Clause 11.1.2.(a)	Any Obligor or the Builder fails to comply with any other material provision of any Security Document or there is any other material breach in the sole opinion of the Agent of any of the Transaction Documents and such failure (if in the opinion of the Agent in its sole discretion it is capable of remedy) continues unremedied for a period of thirty (30) days from the date of its occurrence and in any such case as aforesaid the Agent in its sole discretion considers that such failure is or could reasonably be expected to become materially prejudicial to the interests, rights or position of the Lenders; or

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Definition/Clause	Amendment
Clause 11.1.4(i)	No Event of Default will arise if the relevant Financial Indebtedness is not accelerated or, if it is accelerated but, in aggregate, the Financial Indebtedness is less than ten million Dollars (USD10,000,000); and

Clause 11.1.9	Any distress, execution, attachment or other process affects the whole or any substantial part of the assets of any member of the NCLC Group and remains undischarged for a period of twenty one (21) days or any uninsured judgment in excess of ten million Dollars (USD10,000,000) following final appeal remains unsatisfied for a period of thirty (30) days in the case of a judgment made in the United States of America and otherwise for a period of sixty (60) days PROVIDED THAT no Event of Default shall be deemed to have occurred unless the distress, execution, attachment or other process adversely affects any Obligor’s ability to meet any of its material obligations under this Agreement or the other Security Documents or cause to occur any of the events specified in sub-clauses 11.1.5 to 11.1.8 of this Clause (the determination of which shall be in the Agent’s sole discretion).

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Schedule 2
Amendment of Original Guarantee

Definition/Clause	Amendment
Clause 9.2.2	as soon as practicable (and in any event within sixty (60) days after the close of each quarter of each financial year) a Certified Copy of the unaudited consolidated accounts of the NCLC Group for that quarter (commencing with the unaudited accounts made up to 31 March 2004);

Clause 9.2.3	as soon as practicable (and in any event within one hundred and twenty (120) days after the close of each financial year), beginning with the year ending 31 December 2004, annual cash flow projections on a consolidated basis of the NCLC Group showing on a monthly basis advance ticket sales (for at least twelve (12) months following the date of such statement) for the NCLC Group;

Clause 9.2.4(b)	updated financial projections of the NCLC Group for at least the next five (5) years (including an income statement and projected results for the operation of the vessels owned and/or operated by any member of the NCLC Group) and an outline of the assumptions supporting such budget and financial projections including but without limitation any scheduled drydockings;

Clause 9.2.5	from time to time (but at intervals no more frequently than annually at the Guarantor’s expense unless an Event of Default has occurred and is continuing) within fifteen (15) days of receiving any request to that effect from an Agent, a valuation of each of the vessels in the NCLC Fleet obtained in accordance with the provisions of clause 10.18 of the relevant Loan Agreement;

Clause 9.2.6	as soon as practicable (and in any event within sixty (60) days after the close of each of the first three (3) quarters of its financial year and within one hundred and twenty (120) days after the close of each financial year) a statement signed by the NCLC Group’s chief financial officer in the form of Schedule 1 (commencing with the first quarter of the financial year ending 31 December 2004);

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Definition/Clause	Amendment
Clause 9.2.8	details of any material litigation, arbitration or administrative proceedings which affect any Obligor as soon as the same are instituted and served, or, to the knowledge of the Guarantor, threatened (and for this purpose proceedings shall be deemed to be material if they involve a claim in an amount exceeding ten million Dollars (USD10,000,000) or the equivalent in another currency); and

Clause 11.1.1	at all times the minimum Free Liquidity will be not less than fifty million Dollars (USD50,000,000);

Clause 11.1.2	either:

(a) as at 30 September 2005 and as at the end of each subsequent financial quarter the ratio of Consolidated EBITDA to Consolidated Debt Service for the NCLC Group, computed for the period of the four (4) consecutive financial quarters ending at the end of the relevant financial quarter, shall not be less than one point two five (1.25) to one (1.0); or

(b) at all times during the period of twelve (12) months ending as at the end of the relevant financial quarter the NCLC Group has maintained a minimum Free Liquidity in an amount which is not less than one hundred million Dollars (USD100,000,000); and

Clause 11.1.3	as at 31 December 2004 and as at the end of each subsequent financial quarter, the ratio of Total Net Funded Debt to Total Capitalisation of the NCLC Group shall not exceed:

(a) nought point six five (0.65) to one (1.0) for financial quarters ending on or before 31 December 2007; and

(b) nought point six (0.6) to one (1.0) for each subsequent financial quarter.

Amounts available for drawing under any revolving or other credit facilities of the NCLC Group which remain undrawn at the time of the relevant calculation shall not be counted as cash or indebtedness for the purposes of this ratio.

15

Definition/Clause	Amendment
Clause 11.2	It will be an Event of Default if:

	11.2.1	at any time when the ordinary share capital of the Guarantor is not publicly listed on an Approved Stock Exchange or at any time when a dividend is paid to the existing shareholders of the Guarantor by way of a share issue pursuant to a public offering on an Approved Stock Exchange, the Lim Family together or individually do not or will not, directly or indirectly, control the Guarantor and beneficially own, directly or indirectly, at least fifty one per cent (51%) of the issued share capital of, and equity interest in, the Guarantor; or

	11.2.2	at any time following the listing of the ordinary share capital of the Guarantor on an Approved Stock Exchange:

(a) any individual or any Third Party:

(i) owns legally and/or beneficially and either directly or indirectly at least thirty three per cent (33%) of the ordinary share capital of the Guarantor; or

(ii) has the right or the ability to control either directly or indirectly the affairs of or the composition of the majority of the board of directors (or equivalent) of the Guarantor; or

and, at the same time as any of the events described in paragraphs (i) or (ii) of this Clause have occurred and are continuing, the Lim Family together or individually do not, directly or indirectly, beneficially own at least fifty one per cent (51%) of the issued share capital of, and equity interest in, the Guarantor; or

(b) the Guarantor ceases to be a listed company on an Approved Stock Exchange without the prior written consent of each of the Agents,

(and, for the purpose of this Clause 11.2.2 “control” of any company, limited partnership or other legal entity (a “body corporate”) by a member of the Lim Family, means that one (1) or more members of the Lim Family has, directly or indirectly, the power to direct the management and policies of such a body corporate, whether through the ownership of more than fifty per cent (50%) of the issued voting capital of that body corporate or by contract, trust or other arrangement).

16

Definition/Clause	Amendment
Clause 11.4, “Cash Balance”	“Cash Balance” means, at any date of determination, the unencumbered and otherwise unrestricted cash and cash equivalents of the NCLC Group;

Clause 11.4, “Consolidated EBITDA”	“Consolidated EBITDA” means, for any relevant period, the aggregate of:

(a) Consolidated Net Income from the Guarantor’s operations for such period;

(b) the aggregate amounts deducted in determining Consolidated Net Income for such period in respect of gains and losses from the sale of assets or reserves relating thereto, Consolidated Interest Expense, depreciation and amortisation, impairment charges and any other non-cash charges and deferred income tax expense for such period;

Clause 11.4, “Consolidated Interest Expense”	“Consolidated Interest Expense” means, for any relevant period, the consolidated interest expense (excluding capitalised interest) of the NCLC Group for such period;

Clause 11.4, “Total Capitalisation”	“Total Capitalisation” means, at any date of determination, Total Net Funded Debt plus the consolidated stockholders’ equity of the NCLC Group at such date determined in accordance with GAAP and derived from the then latest unaudited and consolidated accounts of the NCLC Group delivered to each of the Agents in the case of the first three (3) quarters of each financial year and the then latest Accounts delivered to each of the Agents in the case of the final quarter of each financial year;

Clause 11.4, “Total Net Funded Debt”	“Total Net Funded Debt” means, as at any relevant date:

(a) Indebtedness for Borrowed Money of the NCLC Group; and

(b) the amount of any Indebtedness for Borrowed Money of any person which is not a member of the NCLC Group but which is guaranteed by a member of the NCLC Group as at such date;

less an amount equal to any Cash Balance as at such date;

17

Schedule 3
Quarterly Statement of Financial Covenants

TO:	HSBC BANK PLC
Project and Export Finance
8 Canada Square
London E14 5HQ
England

Attn: Mr Alan Marshall

(as the Hermes Loan Agent and the Commercial Loan Agent (as each such term is defined in the Guarantee (as hereinafter defined))
We refer to clause 11 of the guarantee dated 23 April 2004 (as amended, varied and/or supplemented from time to time the “Guarantee”) issued by us in favour of the Hermes Loan Trustee and the Commercial Loan Trustee. Terms defined in the Loan Agreements (as therein defined) shall have the same meanings herein.
We hereby certify the amounts set out in the attached schedule as at the last day of the financial quarter ending          20[     ] for NCL Corporation Ltd. (the “Guarantor") and its subsidiaries on a consolidated basis. We also hereby certify that the Guarantor is in compliance with all the financial covenants set out in clauses 11.1 and 11.3 of the Guarantee [[and that no Event of Default or Possible Event of Default has occurred and is continuing][an [Event of Default][Possible Event of Default] has occurred and is continuing under clause 11.1.[     ] of the [Hermes][Commercial] Loan Agreement and the following step[s][is/are] being taken to cure the same: [     ]]].
NCL CORPORATION LTD.

By: [ ]
Chief Financial Officer

Dated: 20[ ]

18

Schedule
Statement of Financial Covenants as of [     ] 20[  ] (in USD’000)

Clause (of
Guarantee)		as of [·]	Required Covenants
11.1.1/ 11.1.2(b)**	Free Liquidity	A	A>USD50,000,000 (11.1.1)**

A>USD100,000,000 (11.1.2(b))**

11.1.2(a)	Consolidated EBITDA:	B	>1.25:1

	Consolidated Debt Service	C

11.1.3	Total Net Funded Debt:	D	<0.65:1 up to 31 December 2007 <0.60:1 thereafter

	Total Capitalisation	E

Consolidated EBITDA
	Consolidated Net Income (loss)	x
(Deduct)/Add:	(Gain)/Loss on sale of assets or reserves	x
Add:	Consolidated Interest Expense	x
Add:	Depreciation and amortisation of assets	x
Add:	Impairment charges	x
(Deduct)/Add:	Other non-recurring charge (gain)	x
Add:	Deferred income tax expense	x

	Consolidated EBITDA	x	B

Consolidated Debt Service
	Principal paid/payable (excluding balloon payments, voluntary prepayments/repayments on sale/total loss of an NCLC Fleet vessel)	x
Add:	Consolidated Interest Expense	x
	Distributions	x
	Rent under capitalised leases	x

	Consolidated Debt Service	x	C

Total Net Funded Debt
	Indebtedness for Borrowed Money	x
Add:	Guarantees of non-NCLC Group members’ obligations	x

x

Deduct:	Cash Balance	(x)

	Total Net Funded Debt	(x)	D

Total Capitalisation
	Total Net Funded Debt	x
Add:	Consolidated stockholders’ equity	x

	Total Capitalisation	x	E

19

For and on behalf of NCL CORPORATION LTD.

[ ]
I, [          ], the officer primarily responsible for the financial management of the NCLC Group, hereby declare that, to the best of knowledge and belief, the above Statement of Financial Covenants as of [ ] 20[ ], in my opinion, is true and correct.

[ ] Chief Financial Officer
NCL CORPORATION LTD.
Dated:                               20[ ]

**	Evidence satisfactory to the Agent of A at all times during the relevant period shall be provided together with this statement

20

EXHIBIT 4.6
DATED AS OF 30 SEPTEMBER 2005
PRIDE OF AMERICA SHIP HOLDING, INC.
(as borrower)
NCL CORPORATION LTD.
(as guarantor)
HSBC BANK PLC
(as agent)
COMMERZBANK AKTIENGESELLSCHAFT
(as Hermes agent)
HSBC BANK PLC
(as trustee)

FOURTH SUPPLEMENTAL DEED TO (AMONG OTHER THINGS)
SECURED LOAN AGREEMENT
dated 4 April 2003 for the equivalent amount in
United States Dollars of up to €40,000,000
pre- and post redelivery finance for one 1,075 cabin luxury cruise vessel identified with no 7671 and working title “Project America”
at the yard of Lloyd Werft Bremerhaven GmbH
(now named “PRIDE OF AMERICA”)

STEPHENSON HARWOOD
One St Paul’s Churchyard
London EC4M 8SH
Tel: +44 (0)20 7329 4422
Fax: + 44 (0)20 7329 7100
Ref: 1253/41-25887/42-02591/43-03502/44-01536

FOURTH SUPPLEMENTAL DEED
DATED                                                             2005
BETWEEN:
(1)	PRIDE OF AMERICA SHIP HOLDING, INC. of Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, United States of America as borrower (the “Borrower”)

(2)	NCL CORPORATION LTD. of Milner House, 18 Parliament Street, Hamilton HM 12, Bermuda as guarantor (the “Guarantor”)

(3)	HSBC BANK PLC of 8 Canada Square, London E14 5HQ as agent (the “Agent”)

(4)	COMMERZBANK AKTIENGESELLSCHAFT of Kaiserplatz, 60311 Frankfurt am Main, Federal Republic of Germany as agent (the “Hermes Agent”) and

(5)	HSBC BANK PLC of 8 Canada Square, London E14 5HQ as trustee for itself and the Lenders (as hereinafter defined) (the “Trustee”).
WHEREAS:
(A)	By a loan agreement dated 4 April 2003 as amended and/or restated by a first supplemental agreement thereto dated 20 April 2004, a second supplemental agreement thereto dated 1 July 2004 and a third supplemental agreement thereto dated 1 June 2005 (the “Third Supplement”) entered into between the Borrower or its predecessor Ship Holding LLC (“SHLLC”) as borrower, the Lenders as lenders, the Agent as agent for (among others) the Lenders, the Hermes Agent as agent for (among others) the Lenders and the Trustee as trustee for (among others) the Lenders (the “Original Loan Agreement”), the Lenders granted to the Borrower a secured loan in the maximum amount of the equivalent in Dollars of forty million Euro (€40,000,000) (the “Loan”) to part-finance the completion by the Builder of the Vessel for the Contract Price (as such term is defined in the Original Loan Agreement) on the terms and conditions therein contained. The repayment of the Loan by the Borrower has been secured by (among other things) a guarantee and indemnity dated 23 April 2004 granted by the Guarantor (the “Original Guarantee”).

(B)	The Guarantor has requested the consent of the Lenders, the Agent, the Hermes Agent and the Trustee to the amendment of certain provisions of the Original Loan Agreement and the Original Guarantee to conform such provisions to similar provisions in other loan documentation to which the Guarantor and/or other members of the NCLC Group are party. This Deed shall be executed as a deed.
NOW THIS DEED WITNESSES as follows:
1	Definitions and Construction
1.1	In this Deed including the preamble and recitals hereto (unless the context otherwise requires) any term or expression defined in the preamble or the recitals shall have the meaning ascribed to it therein and terms and expressions not defined herein but whose meanings are defined in the Loan Agreement shall have the meanings set out therein. In addition, the following terms and expressions shall have the meanings set out below:

“Guarantee” means the Original Guarantee as amended by this Deed; and

“Loan Agreement” means the Original Loan Agreement as amended by this Deed.

1.2	The provisions of Clauses 1.2 and 1.3 of the Loan Agreement shall apply hereto (mutatis mutandis).
2	Amendment of Original Loan Agreement, Original Guarantee and Security Documents
2.1	Subject to Clause 3, the parties hereto agree that from the date of this Deed the Original Loan Agreement shall be read and construed as if:
2.1.1	the clauses referred to in the first column of Schedule 1 had been amended to read as set out in the second column of Schedule 1; and

2.1.2	the definitions of Account Charge and Operating Account in clause 1.1 had been deleted.
2.2	Subject to Clause 3, the parties hereto agree that from the date of this Deed the Original Guarantee shall be read and construed as if:
2.2.1	the clauses referred to in the first column of Schedule 2 had been amended to read as set out in the second column of Schedule 2;

2.2.2	the definitions of Intangible Assets, Tangible Assets, Tangible Net Worth and Total Funded Debt in clause 11.4 had been deleted;

2.2.3	the following definition had been inserted in clause 11.4:

““Free Liquidity” means, at any date of determination, the aggregate of the Cash Balance and any amounts freely available for drawing under any revolving or other credit facilities of the NCLC Group, which remain undrawn, could be drawn for general working capital purposes or other general corporate purposes and would not, if drawn, be repayable within six (6) months;”; and

2.2.4	schedule 1 had been deleted and substituted with Schedule 3.
2.3	Each of the Borrower and the Guarantor hereby confirms to the Agent, the Hermes Agent and the Trustee that with effect from the date of this Deed:
2.3.1	all references to the Original Loan Agreement in the Security Documents to which it is a party shall be construed as references to the Loan Agreement and all terms used in such Security Documents whose meanings are defined by reference to the Original Loan Agreement shall be defined by reference to the Loan Agreement;

2.3.2	the Security Documents to which it is a party (in some cases, in the case of the Borrower, by virtue of the Merger (as defined in the Third

Supplement)) shall apply to, and extend to secure, the whole of the Outstanding Indebtedness as defined in clause 1.1 of the Loan Agreement;

2.3.3	its obligations under the Security Documents to which it is a party (in some cases, in the case of the Borrower, by virtue of the Merger) shall not be discharged, impaired or otherwise affected by reason of the execution of this Deed or of any of the documents or transactions contemplated hereby; and

2.3.4	its obligations under the Security Documents to which it is a party (in some cases, in the case of the Borrower, by virtue of the Merger) shall remain in full force and effect as security for the obligations of the Borrower under the Loan Agreement and the other Security Documents as amended by this Deed.
2.4	Except as expressly amended hereby or pursuant hereto the Original Loan Agreement and the Security Documents shall remain in full force and effect and nothing herein contained shall relieve the Borrower or any other Obligor from any of its respective obligations under any such documents.
3	Conditions Precedent
3.1	The consent of the Agent, the Hermes Agent and the Trustee to the variation of the provisions of the Original Loan Agreement and the Original Guarantee is conditional upon and shall not be effective unless and until the Agent has received the following in form and substance satisfactory to it:
3.1.1	on the date of this Deed, one (1) counterpart of this Deed duly executed by the Borrower and the Guarantor;

3.1.2	a written confirmation from the Process Agent that it will act for the Borrower and the Guarantor as agent for service of process in England in respect of this Deed;

3.1.3	the following corporate documents in respect of each of the Borrower and the Guarantor (together the “Relevant Parties”):
(a)	Certified Copies of any consents required from any ministry, governmental, financial or other authority for the execution of and performance by the respective Relevant Party of its obligations under this Deed or if no such consents are required a certificate from a duly appointed officer of the Relevant Party to this effect confirming that no such consents are required;

(b)	notarially attested secretary’s certificate of each of the Relevant Parties:
(i)	attaching a copy of its Certificate of Incorporation and Memorandum of Association and Bye-Laws (or equivalent constitutional documents) evidencing power to enter into the transactions contemplated in this Deed;

(ii)	giving the names of its present officers and directors;

(iii)	setting out specimen signatures of such officers and directors as are authorised by the Relevant Party to sign documents or otherwise undertake the performance of that Relevant Party’s obligations under this Deed;

(iv)	giving the legal owner of its shares and the number of such shares held;

(v)	attaching copies of resolutions passed at duly convened meetings of the directors and, if required by the Agent, the shareholders or members of each of the Relevant Parties authorising (as applicable) the execution of this Deed and the amendment to the Mortgage and the issue of any power of attorney to execute the same; and

(vi)	containing a declaration of solvency as at the date of the certificate of the duly appointed officer of the Relevant Party;
3.1.4	the original powers of attorney, if any, issued pursuant to the resolutions referred to above and notarially attested;

3.1.5	a third amendment to the Mortgage duly executed and lodged for recordation at the United States Coast Guard National Vessel Documentation Center; and

3.1.6	the issue of such favourable written legal opinions including in respect of Delaware and Bermuda in such form as the Agent may require relating to all aspects of the transactions contemplated hereby governed by any applicable law,
PROVIDED THAT no Event of Default and no Possible Event of Default has occurred and is continuing on the date on which the conditions precedent set out in this Clause 3.1 have been satisfied (subject to Clause 3.2).

3.2	If the Agent, the Hermes Agent and the Trustee, acting unanimously, decide (or the Agent in accordance with the Agency and Trust Deed decides) to permit the amendment of the Original Loan Agreement and the Original Guarantee hereby without the Agent having received all of the documents or evidence referred to in Clause 3.1, the Borrower will nevertheless deliver the remaining documents or evidence to the Agent within fourteen (14) days of the date of this Deed (or such other period as the Agent may stipulate) and the amendment of the Original Loan Agreement and the Original Guarantee as aforesaid shall not be construed as a waiver of the Agent’s right to receive the documents or evidence as aforesaid nor shall this provision impose on the Agent, the Hermes Agent, the Trustee or the Lenders any obligation to permit the amendment in the absence of such documents or evidence.
4	Representations and Warranties
4.1	Each of the Borrower and the Guarantor represents and warrants to the Agent, the Hermes Agent and the Trustee that:

4.1.1	it has the power to enter into and perform this Deed and the transactions contemplated hereby and has taken all necessary action to authorise the entry into and performance of this Deed and such transactions;

4.1.2	this Deed constitutes its legal, valid and binding obligations enforceable in accordance with its terms;

4.1.3	its entry into and performance of this Deed and the transactions contemplated hereby do not and will not conflict with:
(a)	any law or regulation or any official or judicial order; or

(b)	its constitutional documents; or

(c)	any agreement or document to which it is a party or which is binding upon it or any of its assets, nor result in the creation or imposition of any Encumbrance on it or its assets pursuant to the provisions of any such agreement or document and in particular but without prejudice to the foregoing the entry into and performance of this Deed and the transactions contemplated hereby and thereby will not render invalid, void or voidable any security granted by it to the Trustee;

4.1.4	all authorisations, approvals, consents, licences, exemptions, filings, registrations, notarisations and other matters, official or otherwise, required in connection with the entry into, performance, validity and enforceability of this Deed and each of the other documents contemplated hereby and thereby and the transactions contemplated hereby and thereby have been obtained or effected and are in full force and effect;

4.1.5	all information furnished by it to the Agent or its agents relating to the business and affairs of an Obligor in connection with this Deed and the other documents contemplated hereby and thereby was and remains true and correct in all material respects and there are no other material facts or considerations the omission of which would render any such information misleading; and

4.1.6	it has fully disclosed in writing to the Agent all facts relating to its business which it knows or should reasonably know and which might reasonably be expected to influence the Agent, the Hermes Agent and/or the Trustee in deciding whether or not to enter into this Deed.
5	Expenses

The Borrower and the Guarantor jointly and severally undertake to reimburse the Agent on demand on a full indemnity basis for the reasonable charges and expenses (together with value added tax or any similar tax thereon and including without limitation the fees and expenses of legal and other advisers) incurred by the Agent, the Hermes Agent or the Trustee in respect of the negotiation, preparation, printing, execution, registration and enforcement of this Deed and any other documents required in connection with the implementation of this Deed.

6	Further Assurance

Each of the Borrower and the Guarantor will, from time to time on being required to do so by the Agent, do or procure the doing of all such acts and/or execute or procure the execution of all such documents in a form satisfactory to the Agent and the Hermes Agent as the Agent and the Hermes Agent may reasonably consider necessary for giving full effect to this Deed or any of the documents contemplated hereby or securing to the Trustee the full benefit of the rights, powers and remedies conferred upon the Agent, the Hermes Agent or the Trustee in any such document.
7	Counterparts

This Deed may be executed in any number of counterparts and all such counterparts taken together shall be deemed to constitute one and the same agreement.
8	Notices
8.1	Any notice, demand or other communication (unless made by telefax) to be made or delivered to the Borrower or the Guarantor pursuant to this Deed shall (unless the Borrower or the Guarantor has by fifteen (15) days’ written notice to the Agent specified another address) be made or delivered to the Borrower and/or the Guarantor c/o 7665 Corporate Center Drive, Miami, Florida 33126, United States of America (marked for the attention of Ms Bonnie Biumi and the Legal Department (but one (1) copy shall suffice)) with a copy to c/o Star Cruises Limited, Star Cruises Terminal, Pulau Indah, PO Box No. 288, 42009 Pelabuhan Klang, Selangor Darul Ehsan, Malaysia (marked for the attention of Mr Gerard Lim). Any notice, demand or other communication to be made or delivered by the Borrower or the Guarantor pursuant to this Deed shall (unless the Agent has by fifteen (15) days’ written notice to the Borrower and the Guarantor specified another address) be made or delivered to the Agent at its Office, the details of which are set out in schedule 2 of the Original Loan Agreement.

8.2	Any notice, demand or other communication to be made or delivered pursuant to this Deed may be sent by telefax to the relevant telephone numbers (which at the date hereof in respect of the Borrower and the Guarantor is +1 305 436 4140 (marked for the attention of Ms Bonnie Biumi) and +1 305 436 4117 (marked for the attention of the Legal Department) with a copy to +60 3 3884 0213 (marked for the attention of Mr Gerard Lim) and in the case of the Agent, the Hermes Agent or the Trustee is as recorded in schedule 2 of the Original Loan Agreement) specified by it from time to time for the purpose and shall be deemed to have been received when transmission of such telefax communication has been completed. Each such telefax communication, if made to the Agent, the Hermes Agent or the Trustee by the Borrower or the Guarantor, shall be signed by the person or persons authorised in writing by the Borrower or the Guarantor (as the case may be) and whose signature appears on the list of specimen signatures contained in the secretary’s certificate required to be delivered by Clause 3 and shall be expressed to be for the attention of the department or officer whose name has been notified for the time being for that purpose by the Agent, the Hermes Agent or the Trustee to the Borrower and the Guarantor.

8.3	The provisions of clauses 18.1, 18.4 and 18.5 of the Original Loan Agreement shall apply to this Deed.

9	Governing Law

This Deed shall be governed by English law.
10	Jurisdiction
10.1	The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Deed (including a dispute regarding the existence, validity or termination of this Agreement) (a “Dispute”). Each party to this Deed agrees that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no party will argue to the contrary.

This Clause 10.1 is for the benefit of the Agent, the Hermes Agent and the Trustee only. As a result, no such party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, any such party may take concurrent proceedings in any number of jurisdictions.

10.2	Neither the Borrower nor the Guarantor may, without the Agent’s prior written consent, terminate the appointment of the Process Agent; if the Process Agent resigns or its appointment ceases to be effective, the Borrower and/or the Guarantor (as the case may be) shall within fourteen (14) days appoint a company which has premises in London and has been approved by the Agent to act as the Borrower’s and/or the Guarantor’s (as the case may be) process agent with unconditional authority to receive and acknowledge service on behalf of the Borrower and/or the Guarantor of all process or other documents connected with proceedings in the English courts which relate to this Deed.

10.3	For the purpose of securing its obligations under Clause 10.2, each of the Borrower and the Guarantor irrevocably agrees that, if it for any reason fails to appoint a process agent within the period specified in Clause 10.2, the Agent may appoint any person (including a company controlled by or associated with the Agent or any Lender) to act as the Borrower’s or the Guarantor’s (as the case may be) process agent in England with the unconditional authority described in Clause 10.2.

10.4	No neglect or default by a process agent appointed or designated under this Clause (including a failure by it to notify the Borrower or the Guarantor (as the case may be) of the service of any process or to forward any process to the Borrower or the Guarantor (as the case may be)) shall invalidate any proceedings or judgment.

10.5	Each of the Borrower and the Guarantor appoints in the case of the courts of England the Process Agent to receive, for and on its behalf service of process in England of any legal proceedings with respect to this Deed.

10.6	A judgment relating to this Deed which is given or would be enforced by an English court shall be conclusive and binding on the Borrower and/or the Guarantor (as the case may be) and may be enforced without review in any other jurisdiction.

10.7	Nothing in this Clause shall exclude or limit any right which the Agent, the Hermes Agent or the Trustee may have (whether under the laws of any country,

an international convention or otherwise) with regard to the bringing of proceedings, the service of process, the recognition or enforcement of a judgment or any similar or related matter in any jurisdiction.

10.8	In this Clause “judgment” includes order, injunction, declaration and any other decision or relief made or granted by a court.
IN WITNESS whereof the parties hereto have caused this Deed to be duly executed as a deed on the 28 day of November 2005 and acknowledge that the effective date of this Deed is 30 September 2005.

SIGNED SEALED and DELIVERED as a DEED		)
by PAUL ALAN TURNER		)
for and on behalf of		)	P.A. TURNER
PRIDE OF AMERICA SHIP HOLDING, INC.		)
in the presence of:	VIJAY JEYARATNAM V. JEYARATNAM	)

SIGNED SEALED and DELIVERED as a DEED		)
by PAUL ALAN TURNER		)
for and on behalf of		)	P.A. TURNER
NCL CORPORATION LTD.		)
in the presence of:	LUKE CLARK TRAINEE SOLICITOR CLIFFORD CHANCE 10 UPPERBANK STREET LONDON E14 5JJ	)

SIGNED SEALED and DELIVERED as a DEED		)
by MARTIN HUGGER / ILONKA SCHEFE		)
for and on behalf of		)	M. HUGGER I. SCHEFE
COMMERZBANK AKTIENGESELLSCHAFT		)
as the Hermes Agent		) )
in the presence of:	CHRISTIAN RENKE C. RENKE ASSISTANT MANAGER COMMERZBANK AKTIENGESELLSCHAFT GLOBAL SHIPPING NESS 7-9 20457 HAMBURG

SIGNED SEALED and DELIVERED as a DEED		)
by CHRISTOPHER GEOFFREY POCOCK		)
for and on behalf of		)	C.G. POCOCK
HSBC BANK PLC		)
as the Agent and the Trustee		) )
in the presence of:	R.I. HOSSACK ROBIRT IAN HOSSACK MANAGER HSBC BANK PLC PROJECT & EXPORT FINANCE LEVEL 17 8 CANADA SQUARE LONDON E14 5HQ

Schedule 1
Amendment of Original Loan Agreement

Definition/Clause	Amendment
Clause 1.1., “Indebtedness for Borrowed Money”	“Indebtedness for Borrowed Money” means Financial Indebtedness (whether present or future, actual or contingent, long-term or short-term, secured or unsecured) in respect of:
	(i)	moneys borrowed or raised;

	(ii)	the advance or extension of credit (including interest and other charges on or in respect of any of the foregoing);

	(iii)	the amount of any liability in respect of leases which, in accordance with GAAP, are capital leases;

	(iv)	the amount of any liability in respect of the purchase price for assets or services payment of which is deferred for a period in excess of one hundred and eighty (180) days;

	(v)	all reimbursement obligations whether contingent or not in respect of amounts paid under a letter of credit or similar instrument; and

	(vi)	(without double counting) any guarantee of Financial Indebtedness falling within paragraphs (i) to (v) above;

PROVIDED THAT the following shall not constitute Indebtedness for Borrowed Money:

	(a)	loans and advances made by other members of the NCLC Group which are subordinated to the rights of the Lenders; and

	(b)	loans and advances made by Star which are subordinated to the rights of the Lenders.

Definition/Clause	Amendment
Clause 1.1, “Permitted Liens”	“Permitted Liens” means (i) any Encumbrance created by or pursuant to the Security Documents (ii) liens on the Vessel up to an aggregate amount at any time not exceeding ten million Dollars (USD10,000,000) for current crew’s wages and salvage and liens incurred in the ordinary course of trading the Vessel (iii) the Hermes Loan Security Documents (iv) any deposits or pledges to secure the performance of bids, tenders, bonds or contracts (v) any Encumbrance in respect of existing Financial Indebtedness of a person which becomes a Subsidiary of the Guarantor or is merged with or into the Guarantor or any of its Subsidiaries (vi) any other Encumbrance notified by any of the Obligors to the Agent prior to 4 April 2003 (vii) liens on assets leased, acquired or upgraded after the Restatement Date or assets newly constructed or converted after the Restatement Date provided that (a) such liens secure Financial Indebtedness otherwise permitted under this Agreement (b) such liens are incurred within one (1) year following such lease, acquisition, upgrade, construction or conversion and (c) the Financial Indebtedness secured by such liens does not exceed the cost of such upgrade or the cost of such assets acquired or leased (viii) statutory and other similar liens arising in the ordinary course of business unrelated to Financial Indebtedness and securing obligations not yet delinquent or which are being contested in good faith by appropriate proceedings and for which adequate reserves have been established and (ix) liens arising out of the existence of judgments or awards in respect of the Guarantor or any of its Subsidiaries, provided that the aggregate amount of all cash and the fair market value of all other property subject to such liens as are described in paragraphs (vii) to (ix) above does not exceed ten million Dollars (USD10,000,000);

Clause 1.1, “Security Documents”	“Security Documents” means this Agreement, the Guarantee, the Management Agreement Assignment, the Mortgage, the Charge Option, the Charge, the Earnings Assignment, the Insurance Assignment and all such other documents as may be executed at any time in favour of (among others) the Trustee, the Hermes Agent and/or any of the Lenders as security for the obligations of the Borrower and the other Obligors whether executed pursuant to the express provisions of this Agreement or otherwise howsoever;

Clause 7.6 (Earnings)	Provided no Event of Default or Possible Event of Default has occurred (following which the Agent shall (inter alia) be entitled to request the Borrower to give notice pursuant to clause 3 of the Earnings Assignment and apply such Earnings in accordance with Clause 12.1) such Earnings shall throughout the Security Period be at the free disposal of the Borrower.

Definition/Clause	Amendment
Clause 10.2.2	as soon as practicable (and in any event within sixty (60) days of the end of each quarter of each financial year) a Certified Copy of the unaudited consolidated accounts of the NCLC Group and the unaudited accounts of the Borrower for that quarter (commencing with unaudited accounts made up to 31 March 2004);

Clause 10.2.4	details of any material litigation, arbitration or administrative proceedings which affect any Obligor as soon as the same are instituted and served, or, to the knowledge of the Borrower, threatened (and for this purpose proceedings shall be deemed to be material if they involve a claim in an amount exceeding ten million Dollars (USD10,000,000) or the equivalent in another currency).

Clause 10.18.1	The Borrower will from time to time (but at intervals no more frequently than annually at the Borrower’s expense unless an Event of Default has occurred and is continuing) within fifteen (15) days of receiving any request to that effect from the Agent, procure that the Vessel is valued by an independent reputable shipbroker or shipvaluer experienced in valuing cruise ships appointed by the Borrower and approved by the Agent (which approval shall not be unreasonably withheld or delayed and such valuation to be made with or without taking into account the benefit or otherwise of any fixed employment relating to the Vessel as the Agent may require).

Clause 10.21.12	not without the prior written consent of the Agent to settle, compromise or abandon any claim in respect of any of the Insurances on the Vessel other than a claim of less than ten million Dollars (USD10,000,000) or the equivalent in any other currency and not being a claim arising out of a Total Loss;

Clause 10.21.13	promptly to furnish the Agent with full information regarding any casualties or other accidents or damage to the Vessel involving an amount in excess of ten million Dollars (USD10,000,000);

Clause 10.22.8(a)	accidents to the Vessel involving repairs the cost of which will or is likely to exceed ten million Dollars (USD10,000,000);

Definition/Clause	Amendment
Clause 10.22.9	promptly pay and discharge all debts, damages and liabilities, taxes, assessments, charges, fines, penalties, tolls, dues and other outgoings in respect of the Vessel and keep proper books of account in respect thereof PROVIDED ALWAYS THAT the Borrower shall not be obliged to compromise any debts, damages and liabilities as aforesaid which are being contested in good faith subject always that full details of any such contested debt, damage or liability which, either individually or in aggregate exceeds ten million Dollars (USD10,000,000) shall forthwith be provided to the Agent. As and when the Agent may so require the Borrower will make such books available for inspection on behalf of the Agent and provide evidence satisfactory to the Agent that the wages and allotments and the insurance and pension contributions of the master and crew are being regularly paid, that all deductions of crew’s wages in respect of any tax liability are being properly accounted for and that the master has no claim for disbursements other than those incurred in the ordinary course of trading on the voyage then in progress or completed prior to such inspection;

Clause 10.22.10	maintain the type of the Vessel as at the Redelivery Date and not put the Vessel into the possession of any person without the prior consent of the Agent for the purpose of work being done on it in an amount exceeding or likely to exceed ten million Dollars (USD10,000,000) unless such person shall first have given to the Agent a written undertaking addressed to the Agent in terms satisfactory to the Agent agreeing not to exercise a lien on the Vessel or its Earnings for the cost of such work or for any other reason;

Clause 10.22.11 (final paragraph)	PROVIDED ALWAYS THAT the Borrower shall not be obliged to compromise any liabilities as aforesaid which are being contested in good faith subject always that full details of any such contested liabilities which, either individually or in aggregate, exceed ten million Dollars (USD10,000,000) shall be forthwith provided to the Agent. If the Vessel is arrested or detained for any reason it will procure its immediate release by providing bail or taking such other steps as the circumstances may require;

Clause 11.1.2.(a)	Any Obligor fails to comply with any other material provision of any Security Document or there is any other material breach in the sole opinion of the Agent of any of the Transaction Documents and such failure (if in the opinion of the Agent in its sole discretion it is capable of remedy) continues unremedied for a period of thirty (30) days from the date of its occurrence and in any such case as aforesaid the Agent in its sole discretion considers that such failure is or could reasonably be expected to become materially prejudicial to the interests, rights or position of the Lenders; or

Definition/Clause	Amendment
Clause 11.1.4(i)	No Event of Default will arise if the relevant Financial Indebtedness is not accelerated or, if it is accelerated but, in aggregate, the Financial Indebtedness is less than ten million Dollars (USD10,000,000); and

Clause 11.1.9	Any distress, execution, attachment or other process affects the whole or any substantial part of the assets of any member of the NCLC Group and remains undischarged for a period of twenty one (21) days or any uninsured judgment in excess of ten million Dollars (USD10,000,000) following final appeal remains unsatisfied for a period of thirty (30) days in the case of a judgment made in the United States of America and otherwise for a period of sixty (60) days PROVIDED THAT no Event of Default shall be deemed to have occurred unless the distress, execution, attachment or other process adversely affects any Obligor’s ability to meet any of its material obligations under this Agreement or the other Security Documents or cause to occur any of the events specified in sub-clauses 11.1.5 to 11.1.8 of this Clause (the determination of which shall be in the Agent’s sole discretion).

Schedule 2
Amendment of Original Guarantee

Definition/Clause	Amendment
Clause 9.2.2	as soon as practicable (and in any event within sixty (60) days after the close of each quarter of each financial year) a Certified Copy of the unaudited consolidated accounts of the NCLC Group for that quarter (commencing with the unaudited accounts made up to 31 March 2004);

Clause 9.2.3	as soon as practicable (and in any event within one hundred and twenty (120) days after the close of each financial year), beginning with the year ending 31 December 2004, annual cash flow projections on a consolidated basis of the NCLC Group showing on a monthly basis advance ticket sales (for at least twelve (12) months following the date of such statement) for the NCLC Group;

Clause 9.2.4(b)	updated financial projections of the NCLC Group for at least the next five (5) years (including an income statement and projected results for the operation of the vessels owned and/or operated by any member of the NCLC Group) and an outline of the assumptions supporting such budget and financial projections including but without limitation any scheduled drydockings;

Clause 9.2.5	from time to time (but at intervals no more frequently than annually at the Guarantor’s expense unless an Event of Default has occurred and is continuing) within fifteen (15) days of receiving any request to that effect from an Agent, a valuation of each of the vessels in the NCLC Fleet obtained in accordance with the provisions of clause 10.18 of the relevant Loan Agreement;

Clause 9.2.6	as soon as practicable (and in any event within sixty (60) days after the close of each of the first three (3) quarters of its financial year and within one hundred and twenty (120) days after the close of each financial year) a statement signed by the NCLC Group’s chief financial officer in the form of Schedule 1 (commencing with the first quarter of the financial year ending 31 December 2004);

Definition/Clause	Amendment
Clause 9.2.8	details of any material litigation, arbitration or administrative proceedings which affect any Obligor as soon as the same are instituted and served, or, to the knowledge of the Guarantor, threatened (and for this purpose proceedings shall be deemed to be material if they involve a claim in an amount exceeding ten million Dollars (USD10,000,000) or the equivalent in another currency); and

Clause 11.1.1	at all times the minimum Free Liquidity will be not less than fifty million Dollars (USD50,000,000);

Clause 11.1.2	either:
(a)	as at 30 September 2005 and as at the end of each subsequent financial quarter the ratio of Consolidated EBITDA to Consolidated Debt Service for the NCLC Group, computed for the period of the four (4) consecutive financial quarters ending at the end of the relevant financial quarter, shall not be less than one point two five (1.25) to one (1.0); or

(b)	at all times during the period of twelve (12) months ending as at the end of the relevant financial quarter the NCLC Group has maintained a minimum Free Liquidity in an amount which is not less than one hundred million Dollars (USD100,000,000); and

Clause 11.1.3	as at 31 December 2004 and as at the end of each subsequent financial quarter, the ratio of Total Net Funded Debt to Total Capitalisation of the NCLC Group shall not exceed:
(a)	nought point six five (0.65) to one (1.0) for financial quarters ending on or before 31 December 2007; and

(b)	nought point six (0.6) to one (1.0) for each subsequent financial quarter.

Amounts available for drawing under any revolving or other credit facilities of the NCLC Group which remain undrawn at the time of the relevant calculation shall not be counted as cash or indebtedness for the purposes of this ratio.

Definition/Clause	Amendment
Clause 11.2	It will be an Event of Default if:
11.2.1	at any time when the ordinary share capital of the Guarantor is not publicly listed on an Approved Stock Exchange or at any time when a dividend is paid to the existing shareholders of the Guarantor by way of a share issue pursuant to a public offering on an Approved Stock Exchange, the Lim Family together or individually do not or will not, directly or indirectly, control the Guarantor and beneficially own, directly or indirectly, at least fifty one per cent (51%) of the issued share capital of, and equity interest in, the Guarantor; or

11.2.2	at any time following the listing of the ordinary share capital of the Guarantor on an Approved Stock Exchange:
(a)	any individual or any Third Party:
(i)	owns legally and/or beneficially and either directly or indirectly at least thirty three per cent (33%) of the ordinary share capital of the Guarantor; or

(ii)	has the right or the ability to control either directly or indirectly the affairs of or the composition of the majority of the board of directors (or equivalent) of the Guarantor; or and, at the same time as any of the events described in paragraphs (i) or (ii) of this Clause have occurred and are continuing, the Lim Family together or individually do not, directly or indirectly, beneficially own at least fifty one per cent (51%) of the issued share capital of, and equity interest in, the Guarantor; or
(b)	the Guarantor ceases to be a listed company on an Approved Stock Exchange without the prior written consent of each of the Agents,

(and, for the purpose of this Clause 11.2.2 “control” of any company, limited partnership or other legal entity (a “body corporate”) by a member of the Lim Family, means that one (1) or more members of the Lim Family has, directly or indirectly, the power to direct the management and policies of such a body corporate, whether through the ownership of more than fifty per cent (50%) of the issued voting capital of that body corporate or by contract, trust or other arrangement).

Definition/Clause	Amendment
Clause 11.4, “Cash Balance”	“Cash Balance” means, at any date of determination, the unencumbered and otherwise unrestricted cash and cash equivalents of the NCLC Group;

Clause 11.4,	“Consolidated EBITDA” means, for any relevant period, the aggregate of:
“Consolidated EBITDA”
(a)	Consolidated Net Income from the Guarantor’s operations for such period;

(b)	the aggregate amounts deducted in determining Consolidated Net Income for such period in respect of gains and losses from the sale of assets or reserves relating thereto, Consolidated Interest Expense, depreciation and amortisation, impairment charges and any other non-cash charges and deferred income tax expense for such period;

Clause 11.4, “Consolidated Interest Expense”	“Consolidated Interest Expense” means, for any relevant period, the consolidated interest expense (excluding capitalised interest) of the NCLC Group for such period;

Clause 11.4, “Total Capitalisation”	“Total Capitalisation” means, at any date of determination, Total Net Funded Debt plus the consolidated stockholders’ equity of the NCLC Group at such date determined in accordance with GAAP and derived from the then latest unaudited and consolidated accounts of the NCLC Group delivered to each of the Agents in the case of the first three (3) quarters of each financial year and the then latest Accounts delivered to each of the Agents in the case of the final quarter of each financial year;

Clause 11.4, “Total	“Total Net Funded Debt” means, as at any relevant date:
Net Funded Debt”
(a)	Indebtedness for Borrowed Money of the NCLC Group; and

(b)	the amount of any Indebtedness for Borrowed Money of any person which is not a member of the NCLC Group but which is guaranteed by a member of the NCLC Group as at such date;

less an amount equal to any Cash Balance as at such date;

Schedule 3
Quarterly Statement of Financial Covenants

TO:	HSBC BANK PLC
Project and Export Finance
8 Canada Square
London E14 5HQ
England

Attn: Mr Alan Marshall

(as the Hermes Loan Agent and the Commercial Loan Agent (as each such term is defined in the Guarantee (as hereinafter defined))
We refer to clause 11 of the guarantee dated 23 April 2004 (as amended, varied and/or supplemented from time to time the “Guarantee”) issued by us in favour of the Hermes Loan Trustee and the Commercial Loan Trustee. Terms defined in the Loan Agreements (as therein defined) shall have the same meanings herein.
We hereby certify the amounts set out in the attached schedule as at the last day of the financial quarter ending  20[ ] for NCL Corporation Ltd. (the “Guarantor”) and its subsidiaries on a consolidated basis. We also hereby certify that the Guarantor is in compliance with all the financial covenants set out in clauses 11.1 and 11.3 of the Guarantee [[and that no Event of Default or Possible Event of Default has occurred and is continuing][an [Event of Default][Possible Event of Default] has occurred and is continuing under clause 11.1.[ ] of the [Hermes][Commercial] Loan Agreement and the following step[s][is/are] being taken to cure the same: [            ]]].
NCL CORPORATION LTD.

By: [ ]
Chief Financial Officer
Dated:           20[       ]

Schedule
Statement of Financial Covenants as of [       ] 20[ ] (in USD’000)

Clause (of
Guarantee)		as of [•	]	Required Covenants
11.1.1/	Free Liquidity	A		A>USD50,000,000
11.1.2(b)**				(11.1.1)**

A>USD100,000,000
(11.1.2(b))**

11.1.2(a)	Consolidated EBITDA:	B		>1.25:1

	Consolidated Debt Service	C

11.1.3	Total Net Funded Debt:	D		<0.65:1 up to 31
December 2007
<0.60:1 thereafter

	Total Capitalisation	E

Consolidated EBITDA
	Consolidated Net Income (loss)	x
(Deduct)/Add:	(Gain)/Loss on sale of assets or reserves	x
Add:	Consolidated Interest Expense	x
Add:	Depreciation and amortisation of assets	x
Add:	Impairment charges	x
(Deduct)/Add:	Other non-recurring charge (gain)	x
Add:	Deferred income tax expense	x

	Consolidated EBITDA	x	B

Consolidated Debt Service
	Principal paid/payable (excluding balloon payments, voluntary prepayments/repayments on sale/total loss of an NCLC Fleet vessel)	x
Add:	Consolidated Interest Expense	x
	Distributions	x
	Rent under capitalised leases	x

	Consolidated Debt Service	x	C

Total Net Funded Debt
	Indebtedness for Borrowed Money	x
Add:	Guarantees of non-NCLC Group members’ obligations	x

x

Deduct:	Cash Balance	(x)

	Total Net Funded Debt	(x)	D

Total Capitalisation
	Total Net Funded Debt	x
Add:	Consolidated stockholders’ equity	x

	Total Capitalisation	x	E

For and on behalf of NCL CORPORATION LTD.

[ ]
I, [       ], the officer primarily responsible for the financial management of the NCLC Group, hereby declare that, to the best of knowledge and belief, the above Statement of Financial Covenants as of [ ] 20[ ], in my opinion, is true and correct.

[ ]
Chief Financial Officer
NCL CORPORATION LTD.

Dated: 20[ ]

**	Evidence satisfactory to the Agent of A at all times during the relevant period shall be provided together with this statement

EXHIBIT 4.6
DATED 10 MARCH 2006
PRIDE OF AMERICA SHIP HOLDING, INC.
(as borrower)
NCL CORPORATION LTD.
(as guarantor)
HSBC BANK PLC
(as agent)
COMMERZBANK AKTIENGESELLSCHAFT
(as Hermes agent)
HSBC BANK PLC
(as trustee)

FIFTH SUPPLEMENTAL DEED TO (AMONG OTHER THINGS)
THE SECURED LOAN AGREEMENT
dated 4 April 2003 for the equivalent amount in
United States Dollars of up to €40,000,000
pre- and post redelivery finance for one 1,075 cabin luxury cruise vessel identified with no 7671 and working title “Project America”
at the yard of Lloyd Werft Bremerhaven GmbH
(now named “PRIDE OF AMERICA”)

STEPHENSON HARWOOD
One St Paul’s Churchyard
London EC4M 8SH
Tel: +44 (0)20 7329 4422
Fax: +44 (0)20 7329 7100
Ref: 1253/41-25887/42-02591/43-03502/44-01536/44-02443

FIFTH SUPPLEMENTAL DEED
DATED            March 2006
BETWEEN:
(1)	PRIDE OF AMERICA SHIP HOLDING, INC. of Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, United States of America as borrower (the “Borrower”);

(2)	NCL CORPORATION LTD. of Milner House, 18 Parliament Street, Hamilton HM 12, Bermuda as guarantor (the “Guarantor”);

(3)	HSBC BANK PLC of 8 Canada Square, London E14 5HQ as agent (the “Agent”);

(4)	COMMERZBANK AKTIENGESELLSCHAFT of Kaiserplatz, 60311 Frankfurt am Main, Federal Republic of Germany as agent (the “Hermes Agent”); and

(5)	HSBC BANK PLC of 8 Canada Square, London E14 5HQ as trustee for itself and the Lenders (as hereinafter defined) (the “Trustee”).
WHEREAS:
(A)	By a loan agreement dated 4 April 2003 as amended and/or restated by a first supplemental agreement thereto dated 20 April 2004, a second supplemental agreement thereto dated 1 July 2004, a third supplemental agreement thereto dated 1 June 2005 (the “Third Supplement”) and a fourth supplemental agreement thereto dated as of 30 September 2005 entered into between the Borrower or its predecessor Ship Holding LLC as borrower, the Lenders as lenders, the Agent as agent for (among others) the Lenders, the Hermes Agent as agent for (among others) the Lenders and the Trustee as trustee for (among others) the Lenders (the “Original Loan Agreement”), the Lenders granted to the Borrower a secured loan in the maximum amount of the equivalent in Dollars of forty million euro (€40,000,000) (the “Loan”) to part-finance the completion by the Builder of the Vessel for the Contract Price (as such term is defined in the Original Loan Agreement) on the terms and conditions therein contained. The repayment of the Loan by the Borrower has been secured by (among other things) a guarantee and indemnity dated 23 April 2004 as amended from time to time granted by the Guarantor (the “Original Guarantee”).

(B)	The Guarantor has requested the consent of the Lenders, the Agent, the Hermes Agent and the Trustee to the amendment of certain of the provisions of the Original Loan Agreement to enable the Borrower to elect for a fixed rate of interest for the Loan payable on each Interest Payment Date during the period starting on the date from which the fixed rate of interest is to apply and ending on the final Repayment Date.

(C)	This Deed shall be executed as a deed.
NOW THIS DEED WITNESSES as follows:
1	Definitions and Construction
1.1	In this Deed including the preamble and recitals hereto (unless the context otherwise requires) any term or expression defined in the preamble or the recitals shall have the meaning ascribed to it therein and terms and expressions not defined herein but whose meanings are defined in the Loan Agreement shall have the meanings set out therein. In addition, the following terms and expressions shall have the meanings set out below:

“Loan Agreement” means the Original Loan Agreement as amended by this Deed.

1.2	The provisions of Clauses 1.2 and 1.3 of the Loan Agreement shall apply hereto (mutatis mutandis).
2	Amendment of Original Loan Agreement and Security Documents
2.1	Subject to Clause 4, the parties hereto agree that from the date of this Deed the Original Loan Agreement shall be read and construed as if:
2.1.1	the following definitions had been inserted in clause 1.1 (Definitions):

“Conversion” means the conversion of the method of calculating interest from the Floating Interest Rate to the Fixed Rate;

“Conversion Date” has the meaning ascribed to that term in Clause 5.2.2;

“Election Date” has the meaning ascribed to that term in Clause 5.2.2;

“Fixed Rate” means the fixed rate of interest agreed jointly by the Borrower and each of the Lenders at or about 11.00 a.m. London time on the Quotation Date prior to the Conversion Date payable, subject to Clause 5.11, on each Interest Payment Date during the Fixed Rate Period;

“Fixed Rate Period” means the period starting on (and including) the Conversion Date and ending on the final Repayment Date;

“Floating Interest Rate” means for each Interest Period selected pursuant to Clause 5.2.1 the aggregate of LIBOR and the Margin;

“Interest Exchange Arrangement” means such interest rate arrangements as a Lender shall deem necessary to make in respect of its Contribution in order to offer the Fixed Rate to the Borrower;

“Notice of Fixed Rate” means a notice in the form of Schedule 8;”;

2.1.2	the definitions of “Applicable Interest Rate”, “Interest Payment Date”, “Interest Period” and “Interest Rate” in clause 1.1 (Definitions) had been deleted and substituted with the following:

“Applicable Interest Rate” means, until (but excluding) the Conversion Date, the Floating Interest Rate and, thereafter, the Fixed Rate subject to Clause 5.11 and Clause 6;

“Interest Payment Date” means the last day of each Interest Period and each Repayment Date occurring during an Interest Period or the Fixed Rate Period;

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“Interest Period” means each period ascertained in accordance with Clause 5.2 or Clause 5.11;

“Interest Rate” means the rate of interest applicable to the Loan calculated in accordance with Clause 5.9, Clause 5.11 or Clause 6.3;

“Transaction Documents” means the Security Documents, the Hermes Loan Security Documents, the Hermes Loan Agreement, the Building Contract, the Drawdown Notices, the Supervision Agreement, the Management Agreement, the Sub-Agency Agreement, the Co-ordination Deed, the Agency and Trust Deed and any other material document now or hereafter issued in connection with the documents or the transaction herein referred to and also including any Interest Exchange Arrangement;”;

2.1.3	clause 2.5 had been deleted and substituted with the following:
"2.5	Break costs on failure to draw

If for any reason any Tranche is not drawn down by the Borrower hereunder after notice of drawdown has been given to the Agent pursuant to Clause 2.3, the Borrower will pay to the Agent for the account of the Lenders such amount as the Agent may certify as necessary to compensate the Lenders (other than any Lender whose default has caused the Tranche not to be drawn down) for any loss (including the cost of breaking deposits or re-employing funds (including warehousing and other related costs)) or expense (including warehousing and other related costs) on account of funds borrowed, contracted for (whether in Euro or in Dollars) or utilised in order to fund its Contribution to the Tranche or any losses under any Interest Exchange Arrangement and/or any swap agreements or other interest rate management products entered into by the Lenders for the purpose of this transaction. Each Lender shall supply to the Agent a certificate of break costs which in the absence of manifest error shall be conclusive as to the amounts due.”;
2.1.4	clause 4.8 had been deleted and substituted with the following:
"4.8	Break costs on prepayment

If any repayment or prepayment of the Loan or part thereof is made otherwise than on the last day of an Interest Period or, following Conversion, any repayment or prepayment of the Loan or part thereof is made otherwise than on the last day of the Fixed Rate Period, the Borrower shall pay to the Agent on behalf of the Lenders on demand such additional amount as the Agent may certify (such certificate to contain a calculation thereof in reasonable detail) as necessary to compensate each of the Lenders for any loss (including the cost of breaking deposits or re-employing funds (including warehousing and other related costs)) or expense (including warehousing and other related costs) on account of funds borrowed, contracted for or utilised to

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fund the amount so repaid or prepaid or any losses under any Interest Exchange Arrangement and/or any swap agreements or other interest rate management products entered into by the Lenders for the purpose of this transaction provided that each Lender shall pay to the Borrower any swap breakage gain actually received by the Lender under any Interest Exchange Arrangement to which it is a party and/or any swap agreements or other interest rate management products entered into by the Lender for the purpose of this transaction.”;
2.1.5	clause 5.1 had been deleted and substituted with the following:
“5.1	Payment of interest

The Borrower shall pay interest on the Loan or any part thereof at the Applicable Interest Rate for each Interest Period in respect thereof which interest shall be payable in arrears on each Interest Payment Date PROVIDED THAT if the current Interest Period does not end on the relevant Interest Payment Date the Borrower shall only pay the interest accrued during that Interest Period up to but not including the Interest Payment Date.”;
2.1.6	the existing two paragraphs of clause 5.2 (Selection and duration of Interest Periods) had been numbered clause 5.2.1;

2.1.7	the following clauses had been inserted in clause 5 (Interest) where appropriate and the relevant clauses of clause 5 had been renumbered accordingly:
“5.2.2	Subject to the consent of the Hermes Agent and of each of the Lenders remaining in full force and effect on the date of the Election Notice (as hereinafter defined), the Borrower may, if no Event of Default has occurred and is continuing and no Total Loss has occurred, at any time prior to 29 September 2006, elect to convert the basis upon which interest is calculated hereunder by giving notice (an “Election Notice”) to the Agent not less than fifteen (15) Business Days (or such shorter time as the parties may agree) before the date on which the Interest Exchange Arrangements are to be entered into (the “Election Date”) to request that with effect from a date on or prior to 29 September 2006 (the “Conversion Date”) the rate of interest applicable to the Loan then outstanding shall be the Fixed Rate.

5.2.3	The Borrower shall forthwith provide a copy of the Election Notice to the Guarantor, who shall upon receipt provide a written confirmation to both the Borrower and the Agent that the Guarantee remains in full force and effect, PROVIDED ALWAYS that no Interest Exchange Arrangement will be entered into by a Lender unless a confirmation satisfactory to the Agent, the Lenders and the Hermes Agent is received from the Guarantor.

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5.2.4	Any such request under Clause 5.2.2 shall be irrevocable, provided that any informal request made by the Borrower to the Agent for an indication of the rates which might be available should the Borrower deliver an Election Notice shall not be construed as the giving of an Election Notice by the Borrower pursuant to Clause 5.2.2. The parties hereto agree that not more than two (2) informal requests may be made.

5.2.5	On receipt of an Election Notice from the Borrower pursuant to Clause 5.2.2, the Agent shall promptly notify the Lenders of such election and of the applicable Election Date and Conversion Date.
5.3	Conversion

Conversion shall only occur if:
5.3.1	the Agent has received an Election Notice;

5.3.2	the Agent has received the confirmation from the Guarantor referred to in Clause 5.2.3;

5.3.3	the Agent has received evidence of the Interest Exchange Arrangements executed by the parties thereto; and

5.3.4	the Fixed Rate for the Loan has been determined.
In the absence of satisfaction of any of the above or any other relevant provision of Clause 5.2, interest on the Loan shall continue to be calculated at the Floating Interest Rate.

5.4	Fixed Rate

The Lenders, the Agent and the Borrower agree that as soon as the Fixed Rate shall have been determined, the Agent shall inform the Borrower by issuing to the Borrower a Notice of Fixed Rate. Upon such issuance the Borrower’s obligation will be to pay interest on the Loan at the Fixed Rate from the Conversion Date and, until such date, at the Floating Interest Rate.

5.5	Break costs in relation to Conversion

If an Election Notice has been given to the Facility Agent pursuant to Clause 5.2.2 and Conversion does not occur on the Conversion Date as a result of the relevant provisions of Clause 5.2, Clause 5.3 and/or Clause 5.4 not being satisfied or waived, other than as a result of gross negligence or wilful misconduct of the Agent or any of the Lenders, the Borrower shall pay to the Agent for the account of the Lenders interest accrued to but excluding the Conversion Date together with such amount as the Agent may certify (such certificate to contain a calculation thereof in reasonable detail) as necessary to compensate each of

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the Lenders for any loss (including the cost of breaking deposits or re-employing funds (including warehousing and other related costs)) or any losses under any Interest Exchange Arrangement and/or any swap agreements or other interest rate management products entered into by the Lenders for the purpose of this transaction as a consequence of Conversion not being made on the Conversion Date.

If it is necessary for the Lenders to break deposits or re-employ funds taken or borrowed to make or maintain such Lender’s Contribution to the Loan in order for Conversion to take place on the Conversion Date, the Borrower shall pay to the Agent for the account of the Lenders interest accrued to but excluding the Conversion Date together with such amount as the Agent may certify to be necessary to compensate a Lender for any losses incurred as a consequence of the Interest Period in respect of the Loan being prematurely terminated in order to allow Conversion to occur on the Conversion Date including, without limitation, any loss (including the cost of breaking deposits (including warehousing and other related costs)) or expense (including warehousing and other related costs) on account of funds borrowed, contracted for or utilised to fund such Lender’s Contribution to the Loan.

5.9	Applicable Interest Rate
5.9.1	In respect of Interest Periods pursuant to Clause 5.2.1 and subject to Clause 5.11 and Clause 6, the rate of interest applicable to the Loan (or relevant part in the case of the division of the Loan under Clause 5.7) during an Interest Period shall be the Floating Interest Rate.

5.9.2	In respect of Interest Periods pursuant to Clause 5.2.2 and subject to Clause 5.11 and Clause 6, the rate of interest applicable to the Loan (or relevant part in the case of the division of the Loan under Clause 5.7) during an Interest Period shall be the Fixed Rate.”;
2.1.8	the reference to “Clause 5.3” in clause 5.6 (No notice and unavailability) had been substituted with a reference to “Clause 5.2”;

2.1.9	the reference to “Clauses 5.2 and 5.3” in clause 5.7 (Separate Interest Periods for Instalments) had been substituted with a reference to “Clauses 5.2 and 5.6”;

2.1.10	the first paragraph of clause 5.11 (Default interest) had been deleted and substituted with the following:

“If the Borrower fails to pay on the due date any sum due under this Agreement or any of the other Security Documents to which it may at any time be a party, the Borrower shall, without affecting any other remedy of the Agent or the Lenders, pay interest on such sum from the due date to the actual date of payment (as well after as before judgment). Such

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interest shall accrue on a daily basis at the higher of the Applicable Interest Rate fixed for the latest interest period and the rate computed by the Agent and certified by the Agent to the Borrower as being the aggregate of:”;

2.1.11	clause 6.1.1 (Market disturbance) had been deleted and substituted with the following:

“6.1.1	by reason of circumstances affecting the London Interbank eurocurrency market adequate and fair means do not exist for ascertaining the Floating Interest Rate during such Interest Period pursuant to Clause 5; or”;

2.1.12	the words “the Interest Exchange Arrangements,” had been inserted in line 2 of clause 9.2.21 after the words “the Sub-Agency Agreement,”;

2.1.13	the last paragraph of clause 11.3 had been deleted and substituted with the following:

“including, in any such case, but not limited to, any loss or expense sustained or incurred in maintaining or funding the Loan or in liquidating or re-employing deposits from third parties acquired to effect or maintain the Loan, any loss (including the cost of breaking deposits or re-employing funds (including warehousing and other related costs)) or any losses under any Interest Exchange Arrangement and/or any swap agreements or other interest rate management products entered into by the Lenders for the purpose of this transaction.”;

2.1.14	the words “or an Interest Exchange Arrangement” had been inserted at the end of clause 12.1, FIRSTLY;

2.1.15	a new clause 12.1, EIGHTHLY had been inserted as follows:

“EIGHTHLY	any loss (including the cost of breaking deposits or re-employing funds (including warehousing and other related costs)) or any losses under any Interest Exchange Arrangement and/or any swap agreements or other interest rate management products entered into by the Lenders for the purpose of this transaction; and”;
and the existing clause 12.1, EIGHTHLY had been renamed clause 12.1, NINTHLY;

2.1.16	clause 12.2, FIRSTLY had been deleted and substituted with the following:

“FIRSTLY	in or towards payment of all fees, costs and expenses (excluding any costs (including without limitation any warehousing and other related costs) incurred in breaking any Interest Exchange Arrangement or any interest rate swap agreements or other interest rate management products entered into by the Lenders for the purposes of this transaction) incurred by the Agent or any

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Lender in connection with the Loan and which are for the time being unpaid;”
2.1.17	a new clause 12.2, SEVENTHLY had been inserted as follows:

“SEVENTHLY	any loss (including the cost of breaking deposits or re-employing funds (including warehousing and other related costs)) or any losses under any Interest Exchange Arrangement and/or any swap agreements or other interest rate management products entered into by the Lenders for the purpose of this transaction; and”;
and the existing clause 12.2, SEVENTHLY had been renamed clause 12.2, EIGHTHLY; and

2.1.18	Schedule 1 to this Deed was schedule 8 to the Original Loan Agreement.
2.2	Each of the Borrower and the Guarantor hereby confirms to the Agent, the Hermes Agent and the Trustee that with effect from the date of this Deed:
2.2.1	all references to the Original Loan Agreement in the Security Documents to which it is a party shall be construed as references to the Loan Agreement, all terms used in such Security Documents whose meanings are defined by reference to the Original Loan Agreement shall be defined by reference to the Loan Agreement and all references in such Security Documents to clauses of the Original Loan Agreement shall be construed as references to the corresponding clauses of the Loan Agreement;

2.2.2	the Security Documents to which it is a party (in some cases, in the case of the Borrower, by virtue of the Merger (as defined in the Third Supplement)) shall apply to, and extend to secure, the whole of the Outstanding Indebtedness as defined in clause 1.1 (Definitions) of the Loan Agreement;

2.2.3	its obligations under the Security Documents to which it is a party (in some cases, in the case of the Borrower, by virtue of the Merger) shall not be discharged, impaired or otherwise affected by reason of the execution of this Deed or of any of the documents or transactions contemplated hereby; and

2.2.4	its obligations under the Security Documents to which it is a party (in some cases, in the case of the Borrower, by virtue of the Merger) shall remain in full force and effect as security for the obligations of the Borrower under the Loan Agreement and the other Security Documents as amended by this Deed.
2.3	Except as expressly amended hereby or pursuant hereto the Original Loan Agreement and the Security Documents shall remain in full force and effect and nothing herein contained shall relieve the Borrower or any other Obligor from any of its respective obligations under any such documents.

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3	Conversion
3.1	On the date of this Deed the principal amount of the Loan outstanding under the Loan Agreement is forty four million four hundred and nineteen thousand and forty one Dollars and ninety nine cents (USD44,419,041.99).

3.2	The Agent has received an Election Notice to convert the basis upon which interest is calculated under the Loan Agreement to a Fixed Rate with effect from 14 March 2006 (the “Relevant Election Notice”).

3.3	The Agent has notified the Lenders of its receipt of the Relevant Election Notice and of the applicable Election Date and Conversion Date.

3.4	The Guarantor hereby confirms to the Borrower and the Agent that it has received a copy of the Relevant Election Notice and the Guarantee remains in full force and effect.

3.5	Each of the Borrower and the Guarantor acknowledges that if Conversion does not occur on 14 March 2006 as contemplated by the Relevant Election Notice, interest on the Loan shall continue to be calculated at the Floating Interest Rate until Conversion does occur.
4	Conditions Precedent
4.1	The consent of the Agent, the Hermes Agent and the Trustee to the variation of the provisions of the Original Loan Agreement is conditional upon and shall not be effective unless and until the Agent has received the following in form and substance satisfactory to it:
4.1.1	on the date of this Deed, one (1) counterpart of this Deed duly executed by the Borrower and the Guarantor;

4.1.2	a written confirmation from the Process Agent that it will act for the Borrower and the Guarantor as agent for service of process in England in respect of this Deed;

4.1.3	the following corporate documents in respect of each of the Borrower and the Guarantor (together the “Relevant Parties”):
(a)	Certified Copies of any consents required from any ministry, governmental, financial or other authority for the execution of and performance by the respective Relevant Party of its obligations under this Deed or if no such consents are required a certificate from a duly appointed officer of the Relevant Party to this effect confirming that no such consents are required;

(b)	notarially attested secretary’s certificate of each of the Relevant Parties:
(i)	attaching a copy of its Certificate of Incorporation and Memorandum of Association and Bye-Laws (or equivalent constitutional documents) evidencing power to enter into the transactions contemplated in this Deed;

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(ii)	giving the names of its present officers and directors;

(iii)	setting out specimen signatures of such officers and directors as are authorised by the Relevant Party to sign documents or otherwise undertake the performance of that Relevant Party’s obligations under this Deed;

(iv)	giving the legal owner of its shares and the number of such shares held;

(v)	attaching copies of resolutions passed at duly convened meetings of the directors and, if required by the Agent, the shareholders or members of each of the Relevant Parties authorising (as applicable) the execution of this Deed and the amendment to the Mortgage and the issue of any power of attorney to execute the same; and

(vi)	containing a declaration of solvency as at the date of the certificate of the duly appointed officer of the Relevant Party;
4.1.4	the original powers of attorney, if any, issued pursuant to the resolutions referred to above and notarially attested;

4.1.5	a fifth amendment to the Mortgage duly executed and lodged for recordation at the United States Coast Guard National Vessel Documentation Center; and

4.1.6	the issue of such favourable written legal opinions including in respect of Delaware and Bermuda in such form as the Agent may require relating to all aspects of the transactions contemplated hereby governed by any applicable law,
PROVIDED THAT no Event of Default and no Possible Event of Default has occurred and is continuing on the date on which the conditions precedent set out in this Clause 4.1 have been satisfied (subject to Clause 4.2).

4.2	If the Agent, the Hermes Agent and the Trustee, acting unanimously, decide (or the Agent in accordance with the Agency and Trust Deed decides) to permit the amendment of the Original Loan Agreement hereby without the Agent having received all of the documents or evidence referred to in Clause 4.1, the Borrower will nevertheless deliver the remaining documents or evidence to the Agent within fourteen (14) days of the date of this Deed (or such other period as the Agent may stipulate) and the amendment of the Original Loan Agreement as aforesaid shall not be construed as a waiver of the Agent’s right to receive the documents or evidence as aforesaid nor shall this provision impose on the Agent, the Hermes Agent, the Trustee or the Lenders any obligation to permit the amendment in the absence of such documents or evidence.
5	Representations and Warranties
5.1	Each of the Borrower and the Guarantor represents and warrants to the Agent, the Hermes Agent and the Trustee that:

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5.1.1	it has the power to enter into and perform this Deed and the transactions contemplated hereby and has taken all necessary action to authorise the entry into and performance of this Deed and such transactions;

5.1.2	this Deed constitutes its legal, valid and binding obligations enforceable in accordance with its terms;

5.1.3	its entry into and performance of this Deed and the transactions contemplated hereby do not and will not conflict with:
(a)	any law or regulation or any official or judicial order; or

(b)	its constitutional documents; or

(c)	any agreement or document to which it is a party or which is binding upon it or any of its assets, nor result in the creation or imposition of any Encumbrance on it or its assets pursuant to the provisions of any such agreement or document and in particular but without prejudice to the foregoing the entry into and performance of this Deed and the transactions contemplated hereby and thereby will not render invalid, void or voidable any security granted by it to the Trustee;

5.1.4	all authorisations, approvals, consents, licences, exemptions, filings, registrations, notarisations and other matters, official or otherwise, required in connection with the entry into, performance, validity and enforceability of this Deed and each of the other documents contemplated hereby and thereby and the transactions contemplated hereby and thereby have been obtained or effected and are in full force and effect;

5.1.5	all information furnished by it to the Agent or its agents relating to the business and affairs of an Obligor in connection with this Deed and the other documents contemplated hereby and thereby was and remains true and correct in all material respects and there are no other material facts or considerations the omission of which would render any such information misleading; and

5.1.6	it has fully disclosed in writing to the Agent all facts relating to its business which it knows or should reasonably know and which might reasonably be expected to influence the Agent, the Hermes Agent and/or the Trustee in deciding whether or not to enter into this Deed.
6	Expenses

The Borrower and the Guarantor jointly and severally undertake to reimburse the Agent on demand on a full indemnity basis for the reasonable charges and expenses (together with value added tax or any similar tax thereon and including without limitation the fees and expenses of legal and other advisers) incurred by the Agent, the Hermes Agent or the Trustee in respect of the negotiation, preparation, printing, execution, registration and enforcement of this Deed and any other documents required in connection with the implementation of this Deed.

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7	Further Assurance

Each of the Borrower and the Guarantor will, from time to time on being required to do so by the Agent, do or procure the doing of all such acts and/or execute or procure the execution of all such documents in a form satisfactory to the Agent and the Hermes Agent as the Agent and the Hermes Agent may reasonably consider necessary for giving full effect to this Deed or any of the documents contemplated hereby or securing to the Trustee the full benefit of the rights, powers and remedies conferred upon the Agent, the Hermes Agent or the Trustee in any such document.
8	Counterparts

This Deed may be executed in any number of counterparts and all such counterparts taken together shall be deemed to constitute one and the same agreement.
9	Notices
9.1	Any notice, demand or other communication (unless made by telefax) to be made or delivered to the Borrower or the Guarantor pursuant to this Deed shall (unless the Borrower or the Guarantor has by fifteen (15) days’ written notice to the Agent specified another address) be made or delivered to the Borrower and/or the Guarantor c/o 7665 Corporate Center Drive, Miami, Florida 33126, United States of America (marked for the attention of Ms Bonnie Biumi and the Legal Department (but one (1) copy shall suffice)) with a copy to c/o Star Cruises Limited, Star Cruises Terminal, Pulau Indah, PO Box No. 288, 42009 Pelabuhan Klang, Selangor Darul Ehsan, Malaysia (marked for the attention of Mr Gerard Lim). Any notice, demand or other communication to be made or delivered by the Borrower or the Guarantor pursuant to this Deed shall (unless the Agent has by fifteen (15) days’ written notice to the Borrower and the Guarantor specified another address) be made or delivered to the Agent at its Office, the details of which are set out in schedule 2 of the Original Loan Agreement.

9.2	Any notice, demand or other communication to be made or delivered pursuant to this Deed may be sent by telefax to the relevant telephone numbers (which at the date hereof in respect of the Borrower and the Guarantor is +1 305 436 4140 (marked for the attention of Ms Bonnie Biumi) and +1 305 436 4117 (marked for the attention of the Legal Department) with a copy to +60 3 3884 0213 (marked for the attention of Mr Gerard Lim) and in the case of the Agent, the Hermes Agent or the Trustee is as recorded in schedule 2 of the Original Loan Agreement) specified by it from time to time for the purpose and shall be deemed to have been received when transmission of such telefax communication has been completed. Each such telefax communication, if made to the Agent, the Hermes Agent or the Trustee by the Borrower or the Guarantor, shall be signed by the person or persons authorised in writing by the Borrower or the Guarantor (as the case may be) and whose signature appears on the list of specimen signatures contained in the secretary’s certificate required to be delivered by Clause 3 and shall be expressed to be for the attention of the department or officer whose name has been notified for the time being for that purpose by the Agent, the Hermes Agent or the Trustee to the Borrower and the Guarantor.

9.3	The provisions of clauses 18.1, 18.4 and 18.5 of the Original Loan Agreement shall apply to this Deed.

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10	Governing Law

This Deed shall be governed by English law.
11	Jurisdiction
11.1	The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Deed (including a dispute regarding the existence, validity or termination of this Agreement) (a “Dispute”). Each party to this Deed agrees that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no party will argue to the contrary.

This Clause 11.1 is for the benefit of the Agent, the Hermes Agent and the Trustee only. As a result, no such party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, any such party may take concurrent proceedings in any number of jurisdictions.

11.2	Neither the Borrower nor the Guarantor may, without the Agent’s prior written consent, terminate the appointment of the Process Agent; if the Process Agent resigns or its appointment ceases to be effective, the Borrower and/or the Guarantor (as the case may be) shall within fourteen (14) days appoint a company which has premises in London and has been approved by the Agent to act as the Borrower’s and/or the Guarantor’s (as the case may be) process agent with unconditional authority to receive and acknowledge service on behalf of the Borrower and/or the Guarantor of all process or other documents connected with proceedings in the English courts which relate to this Deed.

11.3	For the purpose of securing its obligations under Clause 11.2, each of the Borrower and the Guarantor irrevocably agrees that, if it for any reason fails to appoint a process agent within the period specified in Clause 11.2, the Agent may appoint any person (including a company controlled by or associated with the Agent or any Lender) to act as the Borrower’s or the Guarantor’s (as the case may be) process agent in England with the unconditional authority described in Clause 11.2.

11.4	No neglect or default by a process agent appointed or designated under this Clause (including a failure by it to notify the Borrower or the Guarantor (as the case may be) of the service of any process or to forward any process to the Borrower or the Guarantor (as the case may be)) shall invalidate any proceedings or judgment.

11.5	Each of the Borrower and the Guarantor appoints in the case of the courts of England the Process Agent to receive, for and on its behalf service of process in England of any legal proceedings with respect to this Deed.

11.6	A judgment relating to this Deed which is given or would be enforced by an English court shall be conclusive and binding on the Borrower and/or the Guarantor (as the case may be) and may be enforced without review in any other jurisdiction.

11.7	Nothing in this Clause shall exclude or limit any right which the Agent, the Hermes Agent or the Trustee may have (whether under the laws of any country,

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an international convention or otherwise) with regard to the bringing of proceedings, the service of process, the recognition or enforcement of a judgment or any similar or related matter in any jurisdiction.

11.8	In this Clause “judgment” includes order, injunction, declaration and any other decision or relief made or granted by a court.
IN WITNESS whereof the parties hereto have caused this Deed to be duly executed as a deed on the day first written above.

SIGNED SEALED and DELIVERED as a DEED		)
by PAUL ALAN TURNER		)
for and on behalf of		)	P.A. TURNER
PRIDE OF AMERICA SHIP HOLDING, INC.		)
in the presence of:	N. A. THOMPSON NOTARY PUBLIC LONDON, ENGLAND (NICHOLAS A. THOMPSON))

SIGNED SEALED and DELIVERED as a DEED		)
by PAUL ALAN TURNER		)
for and on behalf of		)
NCL CORPORATION LTD.		) )
in the presence of:	N. A. THOMPSON NOTARY PUBLIC LONDON, ENGLAND (NICHOLAS A. THOMPSON)

SIGNED SEALED and DELIVERED as a DEED		)
by MARCUS WEBER & FIORINA RICCOBON		)
for and on behalf of		)	M. WEBER F. RICCOBON
COMMERZBANK AKTIENGESELLSCHAFT		)
as the Hermes Agent		) )
in the presence of:	CHRISTIAN RUNKE BANK CLERK, C. RUNKE COMMERZBANK AKTIENGESELLSCHAFT GLOBAL SHIPPING NESS 7-9 20457 HAMBURG

SIGNED SEALED and DELIVERED as a DEED		)
by M. MONKS		)
an authorised signatory of		)	M. MONKS
HSBC BANK PLC		)
as the Agent and the Trustee		)
in the presence of:	M. PLUNLEY M. PLUNEY BANK BK HSBC BANK PLC 8 CANADA SQ. LONDON	)

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Schedule 1
Form of Notice of Fixed Rate

To:	PRIDE OF AMERICA SHIP HOLDING, INC.
(formerly Ship Holding LLC) (the “Borrower”)
Corporation Trust Center
1209 Orange Street
Wilmington
Delaware 19801
United States of America

From:	HSBC BANK PLC (the “Facility Agent”)
Project and Export Finance
8 Canada Square
London E14 5HQ

Attn: Mr Alan Marshall
Loan Agreement dated 4 April 2003 (as amended and/or restated from time to time) between (among others) (1) the Borrower (2) the Lenders (3) the Agent (4) the Hermes Agent and (5) the Trustee (the “Loan Agreement”) relating to the financing of the completion of m.v. “PRIDE OF AMERICA”
The Agent hereby gives notice to the Borrower that, pursuant to Clause 5.4 (Fixed Rate) of the Loan Agreement, the Borrower shall from [date] 2006 pay interest on the outstanding amount of the Loan at the Fixed Rate of [       ] per cent ([•]%) per annum.
Capitalised terms used herein shall have the same meanings as in the Loan Agreement.
Date:            2006

HSBC BANK PLC
By:

Agreed:

PRIDE OF AMERICA SHIP HOLDING, INC.
By:

Date: 2006

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DATED 22 DECEMBER 2005
PRIDE OF AMERICA SHIP HOLDING, INC.
(as borrower)
NCL CORPORATION LTD.
(as guarantor)
HSBC BANK PLC
(as agent)
COMMERZBANK AKTIENGESELLSCHAFT
(as Hermes agent)
HSBC BANK PLC
(as trustee)

SIXTH SUPPLEMENTAL DEED TO (AMONG OTHER THINGS)
SECURED LOAN AGREEMENT
dated 4 April 2003 for the equivalent amount in
United States Dollars and/or Euro of up to €258,000,000
pre- and post redelivery finance for one 1,075 cabin luxury cruise vessel identified with no 7671 and working title “Project America"
at the yard of Lloyd Werft Bremerhaven GmbH
(now named “PRIDE OF AMERICA”)

STEPHENSON HARWOOD
One St Paul’s Churchyard
London EC4M 8SH
Tel: +44 (0)20 7329 4422
Fax: +44 (0)20 7329 7100
Ref: 1253/41-25887/42-02591/43-03502/44-01536/44-02443

CONTENTS

		Page
1	Definitions and Construction	1

2	Amendment of Original Loan Agreement and Security Documents	2

3	Conversion	3

4	Conditions Precedent	3

5	Representations and Warranties	5

6	Expenses	6

7	Further Assurance	6

8	Counterparts	6

9	Notices	6

10	Governing Law	7

11	Jurisdiction	7

SIXTH SUPPLEMENTAL DEED
DATED December 2005
BETWEEN:
(1)	PRIDE OF AMERICA SHIP HOLDING, INC. of Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, United States of America as borrower (the “Borrower”);

(2)	NCL CORPORATION LTD. of Milner House, 18 Parliament Street, Hamilton HM 12, Bermuda as guarantor (the “Guarantor”);

(3)	HSBC BANK PLC of 8 Canada Square, London E14 5HQ as agent (the “Agent”);

(4)	COMMERZBANK AKTIENGESELLSCHAFT of Kaiserplatz, 60311 Frankfurt am Main, Federal Republic of Germany as agent (the “Hermes Agent”); and

(5)	HSBC BANK PLC of 8 Canada Square, London E14 5HQ as trustee for itself and the Lenders (as hereinafter defined) (the “Trustee”).
     WHEREAS:
(A)	By a loan agreement dated 4 April 2003 as amended and/or restated by a first supplemental agreement thereto dated 20 April 2004, a second supplemental agreement thereto dated 1 July 2004, a third supplemental agreement thereto dated 1 June 2005 (the “Third Supplement”), a fourth supplemental agreement thereto dated 3 August 2005 and a fifth supplemental agreement thereto dated as of 30 September 2005 (the “Original Loan Agreement”) entered into between the Borrower or its predecessor Ship Holding LLC (“SHLLC”) as borrower, the Lenders as lenders, the Agent as agent for (among others) the Lenders, the Hermes Agent as agent for (among others) the Lenders and the Trustee as trustee for (among others) the Lenders, the Lenders granted to the Borrower a secured loan in the maximum amount of the equivalent in Dollars and/or Euro of two hundred and fifty eight million Euro (€258,000,000) (the “Loan”) to part-finance the completion by the Builder of the Vessel for the Contract Price (as such term is defined in the Original Loan Agreement) on the terms and conditions therein contained. The repayment of the Loan by the Borrower has been secured by (among other things) a guarantee and indemnity dated 23 April 2004 as amended from time to time granted by the Guarantor (the “Original Guarantee”).

(B)	The Guarantor has requested the consent of the Lenders, the Agent, the Hermes Agent and the Trustee to the amendment of certain of the provisions of the Original Loan Agreement which relate to an election by the Borrower for a Fixed Rate. This Deed shall be executed as a deed.
NOW THIS DEED WITNESSES as follows:
1	Definitions and Construction
1.1	In this Deed including the preamble and recitals hereto (unless the context otherwise requires) any term or expression defined in the preamble or the recitals shall have the meaning ascribed to it therein and terms and expressions not defined herein but whose meanings are defined in the Loan Agreement shall have the meanings set out therein. In addition, the following terms and expressions shall have the meanings set out below:
     “Loan Agreement” means the Original Loan Agreement as amended by this Deed.
     1.2 The provisions of Clauses 1.2 and 1.3 of the Loan Agreement shall apply hereto (mutatis mutandis).
2	Amendment of Original Loan Agreement and Security Documents
2.1	Subject to Clause 4, the parties hereto agree that from the date of this Deed the Original Loan Agreement shall be read and construed as if clause 5.3.2 had been deleted and substituted with the following:
“5.3.2	Subject to the consent of Hermes and of each of the Lenders remaining in full force and effect on the date of the Election Notice (as hereinafter defined), the Borrower may, if no Event of Default has occurred and is continuing and no Total Loss has occurred, at any time prior to 30 June 2006, elect to convert the basis upon which interest is calculated hereunder by giving notice (an “Election Notice”) to the Agent not less than fifteen (15) Business Days (or such shorter time as the parties may agree) before the date on which the Interest Exchange Arrangements are to be entered into (the “Election Date”) to request that with effect from an Interest Payment Date on or prior to 30 June 2006 (the “Conversion Date”) the rate of interest applicable to the Loan then outstanding shall be the Fixed Rate.”
2.2	Each of the Borrower and the Guarantor hereby confirms to the Agent, the Hermes Agent and the Trustee that with effect from the date of this Deed:
2.2.1	all references to the Original Loan Agreement in the Security Documents to which it is a party shall be construed as references to the Loan Agreement and all terms used in such Security Documents whose meanings are defined by reference to the Original Loan Agreement shall be defined by reference to the Loan Agreement;

2.2.2	the Security Documents to which it is a party (in some cases, in the case of the Borrower, by virtue of the Merger (as defined in the Third Supplement)) shall apply to, and extend to secure, the whole of the Outstanding Indebtedness as defined in clause 1.1 of the Loan Agreement;

2.2.3	its obligations under the Security Documents to which it is a party (in some cases, in the case of the Borrower, by virtue of the Merger) shall not be discharged, impaired or otherwise affected by reason of the execution of this Deed or of any of the documents or transactions contemplated hereby; and

2.2.4	its obligations under the Security Documents to which it is a party (in some cases, in the case of the Borrower, by virtue of the Merger) shall remain in full force and effect as security for the obligations of the Borrower under the Loan Agreement and the other Security Documents as amended by this Deed.

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2.3	Except as expressly amended hereby or pursuant hereto the Original Loan Agreement and the Security Documents shall remain in full force and effect and nothing herein contained shall relieve the Borrower or any other Obligor from any of its respective obligations under any such documents.
3	Conversion
3.1	The Euro Loan will be repaid and readvanced in accordance with clause 2.5.4 of the Loan Agreement on 30 December 2005. Following the said repayment and readvance of the Euro Loan, on 30 December 2005 the principal amount of the Loan outstanding under the Loan Agreement will be two hundred and ninety two million two hundred and eighteen thousand four hundred and forty eight Dollars and forty cents (USD292,218,448.40).

3.2	The Agent has received an Election Notice to convert the basis upon which interest is calculated under the Loan Agreement to a Fixed Rate with effect from 30 December 2005 (the “Relevant Election Notice”).

3.3	The Agent has notified the Lenders of its receipt of the Relevant Election Notice and of the applicable Election Date and Conversion Date.

3.4	The Guarantor hereby confirms to the Borrower and the Agent that it has received a copy of the Relevant Election Notice and the Guarantee remains in full force and effect.

3.5	Each of the Borrower and the Guarantor acknowledges that if Conversion does not occur on 30 December 2005 as contemplated by the Relevant Election Notice, interest on the Loan shall continue to be calculated at the Floating Interest Rate until Conversion does occur.
4	Conditions Precedent
4.1	The consent of the Agent, the Hermes Agent and the Trustee to the variation of the provisions of the Original Loan Agreement is conditional upon and shall not be effective unless and until the Agent has received the following in form and substance satisfactory to it:
4.1.1	on the date of this Deed, one (1) counterpart of this Deed duly executed by the Borrower and the Guarantor;

4.1.2	a written confirmation from the Process Agent that it will act for the Borrower and the Guarantor as agent for service of process in England in respect of this Deed;

4.1.3	the following corporate documents in respect of each of the Borrower and the Guarantor (together the “Relevant Parties”):
(a)	Certified Copies of any consents required from any ministry, governmental, financial or other authority for the execution of and performance by the respective Relevant Party of its obligations under this Deed or if no such consents are required a certificate from a duly appointed officer of the Relevant Party to this effect confirming that no such consents are required;

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(b)	notarially attested secretary’s certificate of each of the Relevant Parties:
(i)	attaching a copy of its Certificate of Incorporation and Memorandum of Association and Bye-Laws (or equivalent constitutional documents) evidencing power to enter into the transactions contemplated in this Deed;

(ii)	giving the names of its present officers and directors;

(iii)	setting out specimen signatures of such officers and directors as are authorised by the Relevant Party to sign documents or otherwise undertake the performance of that Relevant Party’s obligations under this Deed;

(iv)	giving the legal owner of its shares and the number of such shares held;

(v)	attaching copies of resolutions passed at duly convened meetings of the directors and, if required by the Agent, the shareholders or members of each of the Relevant Parties authorising (as applicable) the execution of this Deed and the amendment to the Post Redelivery Mortgage and the issue of any power of attorney to execute the same; and

(vi)	containing a declaration of solvency as at the date of the certificate of the duly appointed officer of the Relevant Party;
4.1.4	the original powers of attorney, if any, issued pursuant to the resolutions referred to above and notarially attested;

4.1.5	a fourth amendment to the Post Redelivery Mortgage duly executed and lodged for recordation at the United States Coast Guard National Vessel Documentation Center; and

4.1.6	the issue of such favourable written legal opinions including in respect of Delaware and Bermuda in such form as the Agent may require relating to all aspects of the transactions contemplated hereby governed by any applicable law,
PROVIDED THAT no Event of Default and no Possible Event of Default has occurred and is continuing on the date on which the conditions precedent set out in this Clause 4.1 have been satisfied (subject to Clause 4.2) other than that Event of Default waived by the Agent pursuant to the letters dated 9 March 2004 and 20 April 2004 from the Agent to SHLLC.
4.2	If the Agent, the Hermes Agent and the Trustee, acting unanimously, decide (or the Agent in accordance with the Agency and Trust Deed decides) to permit the amendment of the Original Loan Agreement hereby without the Agent having received all of the documents or evidence referred to in Clause 4.1, the Borrower will nevertheless deliver the remaining documents or evidence to the Agent within fourteen (14) days of the date of this Deed (or such other period as the

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Agent may stipulate) and the amendment of the Original Loan Agreement as aforesaid shall not be construed as a waiver of the Agent’s right to receive the documents or evidence as aforesaid nor shall this provision impose on the Agent, the Hermes Agent, the Trustee or the Lenders any obligation to permit the amendment in the absence of such documents or evidence.
5	Representations and Warranties
5.1	Each of the Borrower and the Guarantor represents and warrants to the Agent, the Hermes Agent and the Trustee that:
5.1.1	it has the power to enter into and perform this Deed and the transactions contemplated hereby and has taken all necessary action to authorise the entry into and performance of this Deed and such transactions;

5.1.2	this Deed constitutes its legal, valid and binding obligations enforceable in accordance with its terms;

5.1.3	its entry into and performance of this Deed and the transactions contemplated hereby do not and will not conflict with:
(a)	any law or regulation or any official or judicial order; or

(b)	its constitutional documents; or

(c)	any agreement or document to which it is a party or which is binding upon it or any of its assets, nor result in the creation or imposition of any Encumbrance on it or its assets pursuant to the provisions of any such agreement or document and in particular but without prejudice to the foregoing the entry into and performance of this Deed and the transactions contemplated hereby and thereby will not render invalid, void or voidable any security granted by it to the Trustee;
5.1.4	all authorisations, approvals, consents, licences, exemptions, filings, registrations, notarisations and other matters, official or otherwise, required in connection with the entry into, performance, validity and enforceability of this Deed and each of the other documents contemplated hereby and thereby and the transactions contemplated hereby and thereby have been obtained or effected and are in full force and effect;

5.1.5	all information furnished by it to the Agent or its agents relating to the business and affairs of an Obligor in connection with this Deed and the other documents contemplated hereby and thereby was and remains true and correct in all material respects and there are no other material facts or considerations the omission of which would render any such information misleading; and

5.1.6	it has fully disclosed in writing to the Agent all facts relating to its business which it knows or should reasonably know and which might reasonably be expected to influence the Agent, the Hermes Agent and/or the Trustee in deciding whether or not to enter into this Deed.

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6	Expenses
The Borrower and the Guarantor jointly and severally undertake to reimburse the Agent on demand on a full indemnity basis for the reasonable charges and expenses (together with value added tax or any similar tax thereon and including without limitation the fees and expenses of legal and other advisers) incurred by the Agent, the Hermes Agent or the Trustee in respect of the negotiation, preparation, printing, execution, registration and enforcement of this Deed and any other documents required in connection with the implementation of this Deed.
7	Further Assurance
Each of the Borrower and the Guarantor will, from time to time on being required to do so by the Agent, do or procure the doing of all such acts and/or execute or procure the execution of all such documents in a form satisfactory to the Agent and the Hermes Agent as the Agent and the Hermes Agent may reasonably consider necessary for giving full effect to this Deed or any of the documents contemplated hereby or securing to the Trustee the full benefit of the rights, powers and remedies conferred upon the Agent, the Hermes Agent or the Trustee in any such document.
8	Counterparts
This Deed may be executed in any number of counterparts and all such counterparts taken together shall be deemed to constitute one and the same agreement.
9	Notices
9.1	Any notice, demand or other communication (unless made by telefax) to be made or delivered to the Borrower or the Guarantor pursuant to this Deed shall (unless the Borrower or the Guarantor has by fifteen (15) days’ written notice to the Agent specified another address) be made or delivered to the Borrower and/or the Guarantor c/o 7665 Corporate Center Drive, Miami, Florida 33126, United States of America (marked for the attention of Ms Bonnie Biumi and the Legal Department (but one (1) copy shall suffice)) with a copy to c/o Star Cruises Limited, Star Cruises Terminal, Pulau Indah, PO Box No. 288, 42009 Pelabuhan Klang, Selangor Darul Ehsan, Malaysia (marked for the attention of Mr Gerard Lim). Any notice, demand or other communication to be made or delivered by the Borrower or the Guarantor pursuant to this Deed shall (unless the Agent has by fifteen (15) days’ written notice to the Borrower and the Guarantor specified another address) be made or delivered to the Agent at its Office, the details of which are set out in schedule 2 of the Original Loan Agreement.

9.2	Any notice, demand or other communication to be made or delivered pursuant to this Deed may be sent by telefax to the relevant telephone numbers (which at the date hereof in respect of the Borrower and the Guarantor is +1 305 436 4140 (marked for the attention of Ms Bonnie Biumi) and +1 305 436 4117 (marked for the attention of the Legal Department) with a copy to +60 3 3884 0213 (marked for the attention of Mr Gerard Lim) and in the case of the Agent, the Hermes Agent or the Trustee is as recorded in schedule 2 of the Original Loan Agreement) specified by it from time to time for the purpose and shall be deemed to have been received when transmission of such telefax communication has been completed. Each such telefax communication, if made to the Agent, the Hermes Agent or the Trustee by the Borrower or the Guarantor, shall be signed by the

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person or persons authorised in writing by the Borrower or the Guarantor (as the case may be) and whose signature appears on the list of specimen signatures contained in the secretary’s certificate required to be delivered by Clause 3 and shall be expressed to be for the attention of the department or officer whose name has been notified for the time being for that purpose by the Agent, the Hermes Agent or the Trustee to the Borrower and the Guarantor.
9.3	The provisions of clauses 18.1, 18.4 and 18.5 of the Original Loan Agreement shall apply to this Deed.
10	Governing Law
This Deed shall be governed by English law.
11	Jurisdiction
11.1	The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Deed (including a dispute regarding the existence, validity or termination of this Agreement) (a “Dispute”). Each party to this Deed agrees that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no party will argue to the contrary.

This Clause 11.1 is for the benefit of the Agent, the Hermes Agent and the Trustee only. As a result, no such party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, any such party may take concurrent proceedings in any number of jurisdictions.

11.2	Neither the Borrower nor the Guarantor may, without the Agent’s prior written consent, terminate the appointment of the Process Agent; if the Process Agent resigns or its appointment ceases to be effective, the Borrower and/or the Guarantor (as the case may be) shall within fourteen (14) days appoint a company which has premises in London and has been approved by the Agent to act as the Borrower’s and/or the Guarantor’s (as the case may be) process agent with unconditional authority to receive and acknowledge service on behalf of the Borrower and/or the Guarantor of all process or other documents connected with proceedings in the English courts which relate to this Deed.

11.3	For the purpose of securing its obligations under Clause 11.2, each of the Borrower and the Guarantor irrevocably agrees that, if it for any reason fails to appoint a process agent within the period specified in Clause 11.2, the Agent may appoint any person (including a company controlled by or associated with the Agent or any Lender) to act as the Borrower’s or the Guarantor’s (as the case may be) process agent in England with the unconditional authority described in Clause 11.2.

11.4	No neglect or default by a process agent appointed or designated under this Clause (including a failure by it to notify the Borrower or the Guarantor (as the case may be) of the service of any process or to forward any process to the Borrower or the Guarantor (as the case may be)) shall invalidate any proceedings or judgment.

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11.5	Each of the Borrower and the Guarantor appoints in the case of the courts of England the Process Agent to receive, for and on its behalf service of process in England of any legal proceedings with respect to this Deed.

11.6	A judgment relating to this Deed which is given or would be enforced by an English court shall be conclusive and binding on the Borrower and/or the Guarantor (as the case may be) and may be enforced without review in any other jurisdiction.

11.7	Nothing in this Clause shall exclude or limit any right which the Agent, the Hermes Agent or the Trustee may have (whether under the laws of any country, an international convention or otherwise) with regard to the bringing of proceedings, the service of process, the recognition or enforcement of a judgment or any similar or related matter in any jurisdiction.

11.8	In this Clause “judgment” includes order, injunction, declaration and any other decision or relief made or granted by a court.

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IN WITNESS whereof the parties hereto have caused this Deed to be duly executed as a deed on the day first written above.

SIGNED SEALED and DELIVERED as a DEED		)
by PAUL ALAN TURNER		)
for and on behalf of		)	P.A. TURNER
PRIDE OF AMERICA SHIP HOLDING, INC.		)
in the presence of:	THEODORA KOKOTA TRAINEE SOLICITOR	)

SIGNED SEALED and DELIVERED as a DEED		)
by PAUL ALAN TURNER		)
for and on behalf of		)	P.A. TURNER
NCL CORPORATION LTD.		)
in the presence of:	THEODORA KOKOTA TRAINEE SOLICITOR	)

SIGNED SEALED and DELIVERED as a DEED		)
by JULIE CLEGG		)	J. CLEGG
for and on behalf of		)
COMMERZBANK AKTIENGESELLSCHAFT		)
as the Hermes Agent		)
in the presence of:	THEODORA KOKOTA TRAINEE SOLICITOR	)

SIGNED SEALED and DELIVERED as a DEED		)
by CHRISTOR GEOFFREY POCOCK		)
for and on behalf of		)	CHRISTOR GEOFFREY POCOCK
HSBC BANK PLC		)
as the Agent and the Trustee		)
in the presence of:	NIGEL GROOM	)

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